Exhibit 99.4

TRIPARTITE COMMON CROSS-BORDER MERGER PLAN DRAWN UP BY THE BOARDS OF DIRECTORS OF: (1) Mediaset Investment N.V., a public company (naamloze vennootschap) incorporated under the laws of the Netherlands, having its official seat in Amsterdam (the Netherlands) and its principal office at Viale Europa 46, 20093 Cologno Monzese (Italy), registered with the Dutch Commercial Register (Kamer van Koophandel) under number 70347379 (DutchCo or the Absorbing Company); company which will, upon effectiveness of the Merger (as defined in Recital (A)), be renamed “MFE – MEDIAFOREUROPE N.V.” (MFE – MEDIAFOREUROPE or MFE); (2) Mediaset S.p.A., a public joint stock company (società per azioni) incorporated under the laws of the Republic of Italy, having its official seat at via Paleocapa 3, 20121 Milan (Italy), registered with the Companies' Register of Milan (Registro delle Imprese di Milano) under number 09032310154 (Mediaset); and (3) Mediaset España Comunicación, S.A., a public joint stock company (sociedad anónima) incorporated under the laws of Spain, having its official seat at Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spain), registered with the Commercial Register of Madrid (Registro Mercantil de Madrid) in volume 33.442, sheet 122, section 8, page M-93.306, and with Spanish tax identification number A-79.075.438 (Mediaset España). Mediaset and Mediaset España are hereinafter jointly referred to as the Absorbed Companies, and each of them, separately, as an Absorbed Company. DutchCo, Mediaset and Mediaset España are hereinafter jointly referred to as the Companies or the Merging Companies, and each of them, separately, as a Company or a Merging Company. 1 PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA TRIPARTITA PREDISPOSTO DAI CONSIGLI DI AMMINISTRAZIONE DI: (1) Mediaset Investment N.V., una società per azioni (naamloze vennootschap) costituita ai sensi del diritto olandese, con sede legale in Amsterdam (Olanda) e indirizzo dell’ufficio principale in Viale Europa 46, 20093 Cologno Monzese (Italia), numero di iscrizione presso il Registro delle Imprese olandese (Kamer van Koophandel) 70347379, (DutchCo o la Società Incoporante); società che assumerà, a seguito dell’efficacia della Fusione (come definita nella Premessa (A)) la denominazione di “MFE – MEDIAFOREUROPE N.V.” (MFE – MEDIAFOREUROPE o MFE); (2) Mediaset S.p.A., una società per azioni costituita ai sensi del diritto italiano, con sede legale in via Paleocapa 3, 20121 Milano (Italia), numero di iscrizione presso il Registro delle Imprese di Milano 09032310154 (Mediaset); e (3) Mediaset España Comunicación, S.A., una società per azioni (sociedad anónima) costituita ai sensi del diritto spagnolo, con sede legale in Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (Spagna), numero di iscrizione presso il Registro delle Imprese di Madrid (Registro Mercantil de Madrid) al volume 33.442, foglio 122, sezione 8, pagina M-93.306, e codice fiscale spagnolo A-79.075.438 (Mediaset España). Mediaset e Mediaset España sono di seguito congiuntamente definite le Società Incorporate, e ciascuna di esse, individualmente, una Società Incorporata. DutchCo, Mediaset e Mediaset España sono di seguito congiuntamente definite le Società o le Società Partecipanti alla Fusione, e ciascuna di esse, individualmente, una Società o una Società Partecipante alla Fusione. PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA TRIPARTITA ELABORADO POR LOS CONSEJOS DE ADMINISTRACIÓN DE: (1) Mediaset Investment, N.V., una sociedad anónima (naamloze vennootschap) constituida con arreglo a Derecho neerlandés, con domicilio social en Ámsterdam (los Países Bajos) y sede principal en Viale Europa 46, 20093 Cologno Monzese (Italia), inscrita en el Registro Mercantil neerlandés (Kamer von Koophandel) con el número 70347379 (DutchCo o la Sociedad Absorbente); sociedad que cuando la Fusión (según se define en el Expositivo (A)) sea efectiva pasará a denominarse “MFE - MEDIAFOREUROPE N.V.” (MFE - MEDIAFOREUROPE or MFE). (2) Mediaset S.p.A., una sociedad anónima (società per azioni) constituida con arreglo a Derecho italiano, con domicilio social en Via Paleocapa 3, 20121 Milán (Italia), e inscrita en el Registro Mercantil de Milán (Registro delle Imprese di Milano) bajo el número 09032310154 (Mediaset); y (3) Mediaset España Comunicación, S.A., una sociedad anónima constituida con arreglo a Derecho español, con domicilio social en Carretera de Fuencarral a Alcobendas 4, 28049 Madrid (España), inscrita en el Registro Mercantil de Madrid al tomo 33.442, folio 122, sección 8, hoja M-93.306, y provista del número de identificación fiscal español A-79.075.438 (Mediaset España). En lo sucesivo, Mediaset y Mediaset España se denominarán conjuntamente las Sociedades Absorbidas, y cada una de ellas, por separado, una Sociedad Absorbida. DutchCo, Mediaset y Mediaset España se denominarán conjuntamente las Sociedades o las Sociedades Participantes en la Fusión, y cada una de ellas, por separado, una Sociedad o una Sociedad Participante en la Fusión.

Recitals: (A) The present tripartite common cross-border merger plan (the Common Cross-Border Merger Plan) has been prepared by the boards of directors of the Companies (the Boards of Directors) in order to execute a tripartite cross-border merger by absorption of Mediaset and Mediaset España with and into DutchCo within the meaning of the provisions of European Directive (EU) 2017/1132 of the European Parliament and of the Council of 14 June 2017 relating to certain aspects of company law (the Directive), which regulations on cross-border mergers of limited liability companies are in force (i) for Dutch law purposes under Title 2.7 of the Dutch Civil Code (the DCC), (ii) for Italian law purposes under Italian Legislative Decree No. 108 of 30 May 2008 (the Legislative Decree 108), and (iii) for Spanish law purposes under Chapter II of Title II of Law 3/2009 of 3 April on structural modifications to business companies (the LME). By virtue of the tripartite cross-border merger described herein, Mediaset and Mediaset España will be merged with and into DutchCo and will cease to exist as standalone entities, and DutchCo will acquire all assets and assume all liabilities and other legal relationships of Mediaset and Mediaset España (the Merger). The Merging Companies belong to the Mediaset group. In particular, (i) DutchCo is a wholly-owned direct subsidiary of Mediaset and (ii) Mediaset España is a direct subsidiary of Mediaset, which currently owns shares representing approximately 51.63% of Mediaset España’s share capital (and 53.98% of the voting rights, taking into account the treasury shares currently held by Mediaset España). 2 Premesso che: (A) Il presente progetto comune di fusione transfrontaliera tripartita (il Progetto Comune di Fusione Transfrontaliera) è stato predisposto dai consigli di amministrazione delle Società (i Consigli di Amministrazione) al fine di dare esecuzione ad una fusione transfrontaliera tripartita per incorporazione di Mediaset e Mediaset España in DutchCo ai sensi delle previsioni della Direttiva Europea (UE) 2017/1132 del Parlamento Europeo e del Consiglio del 14 giugno 2017, relativa ad alcuni aspetti di diritto societario (la Direttiva), le cui disposizioni in materia di fusioni transfrontaliere di società di capitali trovano applicazione (i) in Olanda secondo quanto previsto dal Titolo 2.7 del codice civile olandese (il Codice Civile Olandese), (ii) in Italia secondo quanto previsto dal Decreto Legislativo n. 108 del 30 maggio 2008 (il Decreto Legislativo 108), e (iii) in Spagna secondo quanto previsto dal Capitolo II del titolo II della Legge 3/2009 del 3 aprile sulle modifiche strutturali delle società commerciali (la LME). In esecuzione della fusione transfrontaliera tripartita qui descritta, Mediaset e Mediaset España saranno incorporate in DutchCo e cesseranno di esistere come persone giuridiche e DutchCo acquisirà tutte le attività ed assumerà tutte le passività nonché gli altri rapporti giuridici di Mediaset e Mediaset España (la Fusione). Le Società Partecipanti alla Fusione appartengono al gruppo Mediaset. In particolare, (i) DutchCo è una società il cui capitale è interamente e direttamente detenuto da Mediaset e (ii) Mediaset España è una società direttamente controllata da Mediaset, che detiene attualmente una quota pari al 51,63% del capitale sociale di Mediaset España (e una quota pari al 53,98% dei diritti di voto, tenuto conto delle azioni proprie attualmente detenute da Mediaset España). Expositivos: (A) El presente proyecto común de fusión transfronteriza tripartita (el Proyecto Común de Fusión Transfronteriza) ha sido elaborado por los consejos de administración de las Sociedades (los Consejos de Administración) con el fin de llevar a cabo una fusión transfronteriza tripartita por absorción de Mediaset y Mediaset España por parte de DutchCo, en el sentido previsto en la Directiva (UE) 2017/1132 del Parlamento Europeo y del Consejo, de 14 de junio de 2017, sobre determinados aspectos del Derecho de sociedades (la Directiva), cuyas disposiciones en materia de fusiones transfronterizas de sociedades de capital resultan de aplicación (i) a efectos de Derecho neerlandés en virtud del título 2.7 del código civil neerlandés (el DCC), (ii) a efectos de Derecho italiano en virtud del Decreto Legislativo nº. 108 de 30 de mayo de 2008 (el Decreto Legislativo 108), y (iii) a efectos de Derecho español en virtud del capítulo II del título II de la Ley 3/2009, de 3 de abril, sobre modificaciones estructurales de las sociedades mercantiles (la LME). En virtud de la fusión transfronteriza tripartita aquí descrita, Mediaset y Mediaset España serán absorbidas por DutchCo y dejarán de existir como sociedades independientes, y DutchCo adquirirá todos los activos y asumirá todos los pasivos y demás relaciones jurídicas de Mediaset y Mediaset España (la Fusión). Las Sociedades Participantes en la Fusión pertenecen al grupo Mediaset. En particular, (i) DutchCo es una filial directa e íntegramente participada por Mediaset, y (ii) Mediaset España es una filial directa de Mediaset, siendo esta última actualmente titular de acciones representativas de aproximadamente el 51,63% del capital social de Mediaset España (y el 53,98% de los derechos de voto teniendo en cuenta las acciones de Mediaset España actualmente en autocartera).

(B) The Merger is part of a single and broader transaction (the Transaction) which also envisages the following reorganizations, aimed at maintaining all the operations and business activities of Mediaset and Mediaset España, respectively, in Italy and Spain, to be completed prior to the effectiveness of the Merger: (i) the incorporation of an Italian wholly-owned direct subsidiary of Mediaset (NewCo Italia); (ii) the transfer by Mediaset to NewCo Italia, by means of a contribution in-kind regulated by the Italian civil code, of substantially all of its businessandcertainshareholdings(the Mediaset Reorganization); and (iii) the segregation (segregación) by Mediaset España, in accordance with Title III of the LME, of all its assets and liabilities, including its shareholdings in other companies, to Grupo Audiovisual Mediaset España Comunicación, S.A. (GA Mediaset) – a Spanish wholly-owned direct subsidiary of Mediaset España – in exchange for the allotment to Mediaset España of all the new shares in GA Mediaset that will be issued on the occasion of its share capital increase triggered by the segregation (the Mediaset España Segregation and, together with the Mediaset Reorganization, the Preliminary Reorganizations). The Mediaset España Segregation is described in greater detail in the Mediaset España segregationplan (the Mediaset España Segregation Plan) which will be made available on the corporate website of Mediaset España (www.telecinco.es). 3 (B)La Fusione si inserisce nel contesto di un’unica e più ampia operazione (l’Operazione) che prevede altresì le seguenti riorganizzazioni, finalizzate a mantenere tutte le attività operative e di business di Mediaset e di Mediaset España, rispettivamente, in Italia e in Spagna, da completare prima che la Fusione diventi efficace: (i) la costituzione di una società italiana interamente e direttamente controllata da Mediaset (NewCo Italia); (ii) il trasferimento da parte di Mediaset a NewCo Italia, tramite conferimento in natura in conformità alle disposizioni del codice civile italiano, di sostanzialmente tutto il proprio business e alcune delle proprie partecipazioni (la Riorganizzazione Mediaset); e (iii) la separazione (segregación) da parte di Mediaset España, in conformità al titolo III della LME, di tutte le proprie attività e passività, incluse le partecipazioni in altre società, le quali verranno fatte confluire in Grupo Audiovisual Mediaset España Comunicación, S.A. (GA Mediaset) – una società spagnola interamente e direttamente controllata da Mediaset España – in cambio dell’assegnazione a Mediaset España di tutte le azioni di nuova emissione di GA Mediaset, da emettere nel contesto dell’aumento di capitale che sarà deliberato a servizio dell’operazione di separazione (la Segregazione Mediaset España e, congiuntamente alla Riorganizzazione Mediaset, le Riorganizzazioni Preliminari). La Segregazione Mediaset España è descritta in modo più dettagliato nel progetto di segregazione di Mediaset España (il Progetto di Segregazione Mediaset España), che sarà messo a disposizione sul sito internet di Mediaset España (www.telecinco.es). (B)La Fusión forma parte de una única operación más amplia (la Operación) que también prevé las siguientes reorganizaciones, dirigidas a mantener todas las operaciones y actividades de negocio de Mediaset y Mediaset España en Italia y España, respectivamente, y que deberán consumarse con anterioridad a la efectividad de la Fusión: (i) la constitución de una filial italiana directa e íntegramente participada por Mediaset (NewCo Italia); (ii) la transmisión por parte de Mediaset a NewCo Italia, mediante una aportación en especie regulada por el código civil italiano, de sustancialmente todo su negocio y de determinadas participaciones en otras entidades (la Reorganización de Mediaset); y (iii) la segregación por parte de Mediaset España de conformidad con el título III de la LME, del conjunto de su patrimonio, activo y pasivo, incluyendo sus participaciones en otras entidades, a Grupo Audiovisual Mediaset España Comunicación, S.A. (GA Mediaset) — una filial española directa e íntegramente participada por Mediaset España—, recibiendo a cambio Mediaset España la totalidad de las nuevas acciones de GA Mediaset que se emitirán con ocasión de su aumento de capital social derivado de la segregación (la Segregación de Mediaset España y, conjuntamente con la Reorganización de Mediaset, las Reorganizaciones Preliminares). La Segregación de Mediaset España está descrita con mayor detalle en el proyecto de segregación de Mediaset España (el Proyecto de Segregación de Mediaset España) que se pondrá a disposición en la página web corporativa de Mediaset España (www.telecinco.es).

Therefore, before completion of the Merger, Mediaset and Mediaset España will not have any business activities of their own (save for certain financial activities that will remain in Mediaset and will be transferred to MFE upon effectiveness of the Merger). The Preliminary Reorganizations – the completion of which is a condition precedent to the Merger, as described at Section 17 – will not have any impact on the Exchange Ratios indicated in Section 3. In addition, simultaneously to the Merger, all of Mediaset España’s assets and liabilities transferred to DutchCo by virtue of the Merger – namely the GA Mediaset shares – will be allocated to a branch of DutchCo located in Spain and registered with the Commercial Register of Madrid (the Spanish Branch). The Spanish Branch is required in order to apply to the Merger the tax neutrality regime foreseen under Spanish law. (C) Subject to the completion of the pre-merger formalities and the satisfaction (or the waiver, as the case may be) of the conditions precedent, as described in Section 17, the Merger shall be implemented in accordance with Section 2:318 of the DCC and, as such, will become effective at 00:00 am CET (Central European Time) on the day following the day on which the deed of merger (the Merger Deed) is executed before a civil law notary officiating in the Netherlands (the Merger Effective Date). The Dutch Commercial Register will subsequently inform the Companies' Register of Milan and the Commercial Register of Madrid about the Merger Effective Date. (D) Upon completion of the Merger, on the basis of the Exchange Ratios (as defined in Section 3.1): 4 Di conseguenza, prima che la Fusione sia perfezionata, né a Mediaset né a Mediaset España farà capo alcuna attività aziendale in proprio (eccezion fatta per alcune attività finanziarie che rimarranno proprie di Mediaset e che saranno trasferite a MFE per effetto della Fusione). Le Riorganizzazioni Preliminari – il cui perfezionamento costituisce una condizione sospensiva della Fusione, come descritto nel Paragrafo 17 – non avranno alcun impatto sui Rapporti di Cambio indicati nel Paragrafo 3. Inoltre, contemporaneamente alla Fusione, tutte le attività e le passività di Mediaset España che saranno state trasferite a DutchCo per effetto della Fusione – e cioè, le azioni di GA Mediaset – saranno assegnate ad una unità locale di DutchCo, con sede in Spagna e iscritta nel Registro delle Imprese di Madrid (la Succursale Spagnola). La Succursale Spagnola è richiesta dalle norme di diritto spagnolo ai fini dell’applicazione alla Fusione del regime di neutralità fiscale. (C) Subordinatamente al completamento delle formalità preliminari alla Fusione e all’avveramento (o alla rinuncia, a seconda dei casi) delle condizioni sospensive, come descritte nel Paragrafo 17, la Fusione sarà eseguita in conformità con quanto previsto dalla Sezione 2:318 del Codice Civile Olandese e, pertanto, diverrà efficace alle ore 00:00 CET (Central European Time) del giorno successivo a quello di stipulazione dell’atto notarile di fusione (l’Atto di Fusione) dinanzi ad un notaio operante in Olanda (la Data di Efficacia della Fusione). Successivamente, il Registro delle Imprese olandese informerà il Registro delle Imprese di Milano e il Registro delle Imprese di Madrid in relazione alla Data di Efficacia della Fusione. (D)Per effetto della Fusione, sulla base dei Rapporti di Cambio (come definiti nel Paragrafo 3.1): Por consiguiente, antes de la consumación de la Fusión, Mediaset y Mediaset España no tendrán actividades empresariales propias (salvo por determinadas actividades financieras que permanecerán en Mediaset y que serán transmitidas a MFE cuando la Fusión sea efectiva). Las Reorganizaciones Preliminares —cuya consumación es una condición suspensiva de la Fusión, tal y como se describe en la Sección 17— no tendrán impacto alguno en las Ecuaciones de Canje indicadas en la Sección 3. Además, con carácter simultáneo a la Fusión, todos los activos y pasivos de Mediaset España transmitidos a DutchCo en virtud de aquella —es decir, las acciones de GA Mediaset— quedarán afectos a una sucursal de DutchCo situada en España e inscrita en el Registro Mercantil de Madrid (la Sucursal en España). La Sucursal en España es necesaria para aplicar a la Fusión el régimen de neutralidad fiscal previsto bajo Derecho español. (C) Con sujeción al cumplimiento de las formalidades previas a la Fusión, y a la satisfacción (o renuncia, en su caso) de las condiciones suspensivas descritas en la Sección 17, la Fusión se llevará a cabo de conformidad con la sección 2:318 del DCC y, como tal, se hará efectiva a las 00:00 a.m. CET (Central European Time) del día siguiente a aquel en el que se otorgue la escritura de fusión (la Escritura de Fusión) ante un notario público ejerciente en los Países Bajos (la Fecha de Efectividad de la Fusión). El Registro Mercantil neerlandés informará posteriormente al Registro Mercantil de Milán y al Registro Mercantil de Madrid de la Fecha de Efectividad de la Fusión. (D) Al consumarse la Fusión, y sobre la base de las Ecuaciones de Canje (según se definen en la Sección 3.1):

(i) each Mediaset shareholder, including the depositary bank under the Mediaset American Depositary Receipts (ADRs) program, will receive such number of ordinary shares of DutchCo (DutchCo Ordinary Shares) as results from the Exchange Ratio I (as defined in Section 3.1); (ii) each holder of ADRs representing Mediaset shares will receive such number of ADRs representing DutchCo Ordinary Shares as results from the Exchange Ratio I; and (iii) each Mediaset España shareholder (other than Mediaset, as the shares held in Mediaset España will be cancelled by operation of law pursuant to Section 2:325(4) of the DCC) will receive such number of DutchCo Ordinary Shares as results from the Exchange Ratio II (as defined in Section 3.1). No fractional DutchCo Ordinary Shares shall be allotted to any holder of shares of the Absorbed Companies. For further detail on the management of share fractions deriving from the application of Exchange Ratio II (as defined in Section 3.1), please refer to Section 3.1. Without prejudice to the withdrawal rights described in Section 15 – and aside from the DutchCo Ordinary Shares to be delivered in exchange for the Mediaset and Mediaset España shares – no additional consideration, either in cash or otherwise, will be paid by DutchCo, Mediaset or Mediaset España to the Mediaset and Mediaset España shareholders in connection with the Merger. 5 (i) ciascun azionista di Mediaset, inclusa la banca depositaria in conformità al programma di American Depositary Receipts (ADRs) di Mediaset, riceverà tante Azioni Ordinarie DutchCo (le Azioni Ordinarie DutchCo) quante risulteranno dall’applicazione del Rapporto di Cambio I (come definito nel Paragrafo 3.1); (ii) ciascun titolare di ADRs rappresentativi di azioni Mediaset riceverà tanti ADRs rappresentativi di Azioni Ordinarie DutchCo quanti risulteranno dall’applicazione del Rapporto di Cambio I; e (iii) ciascun azionista di Mediaset España (tranne Mediaset, in quanto le azioni da questa detenute in Mediaset España saranno annullate di diritto ai sensi della Sezione 2:325(4) del Codice Civile Olandese) riceverà tante Azioni Ordinarie DutchCo quante risulteranno dall’applicazione del Rapporto di Cambio II (come definito nel Paragrafo 3.1). Non verranno attribuite ad alcun azionista delle Società Incorporate frazioni di Azioni Ordinarie DutchCo. Per maggiori dettagli in relazione alla gestione delle frazioni di azioni derivanti dall’applicazione del Rapporto di Cambio II (come definito nel Paragrafo 3.1), si rinvia al Paragrafo 3.1. Fermi restando i diritti di recesso descritti nel Paragrafo 15 – e al di là delle Azioni Ordinarie DutchCo da assegnare in cambio delle azioni Mediaset e delle azioni Mediaset España – non sono previsti conguagli, né in denaro né di altro tipo, da corrispondersi ad opera di DutchCo, Mediaset o Mediaset España in favore degli azionisti di Mediaset e di Mediaset España in relazione alla Fusione. (i) cada accionista de Mediaset, incluido el banco depositario conforme al programa de American Depositary Receipts (ADRs) de Mediaset, recibirá tantas acciones ordinarias de DutchCo (DutchCo Ordinary Shares) como resulte de la Ecuación de Canje I (según se define en la Sección 3.1); (ii) cada titular de ADRs representativos de acciones de Mediaset recibirá un número tal de ADRs representativos de Acciones Ordinarias de DutchCo como resulte de la Ecuación de Canje I; y (iii) cada accionista de Mediaset España (salvo Mediaset, toda vez que sus acciones de Mediaset España se extinguirán por ministerio de la ley de conformidad con la sección 2:325(4) del DCC) recibirá tantas Acciones Ordinarias de DutchCo como resulte de la Ecuación de Canje II (según se define en la Sección 3.1). A ningún accionista de las Sociedades Absorbidas se le asignarán picos de Acciones Ordinarias de DutchCo. Para un mayor detalle sobre la gestión de los picos de acciones derivados de la aplicación de la Ecuación de Canje II (tal y como se define en la Sección 3.1), véase la Sección 3.1. Sin perjuicio de los derechos de separación descritos en la Sección 15 —y aparte de las Acciones Ordinarias de DutchCo que se entreguen en canje de las acciones de Mediaset y Mediaset España—, DutchCo, Mediaset y Mediaset España no abonarán ninguna contraprestación adicional, ni en efectivo ni de otro modo, a los accionistas de Mediaset y Mediaset España en relación con la Fusión.

(E) As further explained in the reports prepared by the Boards of Directors with respect to the Merger, from a strategic, operational and industrial perspective, the transaction is aimed at creating a pan-European media and entertainment group, with a leading position in its local markets and greater scale to compete and potential to expand further in specific countries across Europe. Combined sustainable capital structure and strong cash flow generation profile provide MFE with the required firepower to play a pivotal role in the context of a possible future consolidation scenario in the European video media industry. The creation of a new holding company in the Netherlands represents the perfect and neutral ground for such an ambitious project (as proven by other companies that have adopted the same structure) and constitutes an important step in the development of a fully integrated media powerhouse, which would become a leader in linear and non-linear entertainment, leveraging tech and data to compete on an equal footing in the evolving media space. In the context of the current constantly developing competitive landscape, internationalization, economies of scale and ability to offer tech enabled products and quality content are becoming the key critical factors in the profitable execution of modern media company strategies. 6 (E)Come meglio descritto nelle relazioni illustrative predisposte dai Consigli di Amministrazione in relazione alla Fusione, da un punto di vista strategico, operativo e industriale, l’operazione si pone l’obiettivo di creare un gruppo pan-europeo nel settore dell’entertainment e dei media, con una posizione di leadership nei propri mercati di riferimento e una scala che gli permetta di essere maggiormente competitivo e aumentare potenzialmente il proprio raggio di azione ad altre nazioni in Europa. Una solida struttura patrimoniale coniugata ad una forte generazione di cassa consentirà a MFE di avere capacità finanziarie adeguate a svolgere un ruolo centrale nel contesto di un possibile futuro scenario di consolidamento dell’industria televisiva e media europea. La creazione di una holding in Olanda risponde alla necessità di trovare una sede neutrale e adeguata alla realizzazione di un progetto così ambizioso (come testimoniato da altre società che hanno adottato la medesima struttura societaria). Costituisce un passo importante verso lo sviluppo di una società media pienamente integrata, che possa diventare leader nel mercato dell’intrattenimento, lineare e non lineare, facendo leva su piattaforme tecnologiche di proprietà e su dati di profilazione dei propri spettatori per poter competere ad armi pari all’interno di un mercato dei media in continua evoluzione. In un panorama competitivo e in continuo sviluppo, l’internazionalizzazione del business, la realizzazione di economie di scala e la capacità di sviluppare un’offerta di prodotti di intrattenimento ad elevato contenuto tecnologico e contenuti di qualità diventano tutti elementi cruciali per realizzare una proficua strategia di sviluppo all’altezza di una media company moderna. (E)Como se explica con más detalle en los informes preparados por los Consejos de Administración en relación con la Fusión, desde una perspectiva estratégica, operativa e industrial, la Operación está dirigida a la creación de un grupo de medios y entretenimiento paneuropeo, con una posición de liderazgo en sus mercados domésticos y una dimensión superior para competir, y potencial para expandirse a determinados países de toda Europa. La combinación de una estructura de capital sostenible y un sólido perfil de generación de flujos de caja proporciona a MFE la capacidad necesaria para desempeñar un papel fundamental en el contexto de un posible escenario futuro de consolidación en la industria audiovisual y de medios europea. La creación de una nueva sociedad holding en los Países Bajos representa la sede más idónea y neutral para un proyecto tan ambicioso (como ha quedado demostrado por otras compañías que han adoptado la misma estructura) y constituye un paso importante en el desarrollo de un gigante de los medios plenamente integrado, que se erigiría en líder en entretenimiento lineal y no lineal, aprovechando la tecnología y los datos para competir en pie de igualdad en un entorno de medios en constante evolución. En el contexto del panorama actual, competitivo y en constante desarrollo, la internacionalización, las economías de escala y la capacidad de ofrecer productos adaptados a la tecnología (tech enabled products) y contenido de calidad se están convirtiendo en factores críticos para la ejecución rentable de estrategias de compañías de medios modernas.

(F) The Mediaset shares are currently listed on the Mercato Telematico Azionario, which is organized and managed by Borsa Italiana S.p.A., (the Mercato Telematico Azionario) and the Mediaset España shares are currently listed on the Spanish stock exchanges of Barcelona, Bilbao, Madrid and Valencia, which are organized and managed by their respective managing companies of the stock exchanges (sociedades rectoras de las bolsas de valores) (the Spanish Stock Exchanges) and are traded through the automated quotation system of the Spanish Stock Exchanges (Sistema de Interconexión Bursátil Español – the SIBE), organized and managed by Sociedad de Bolsas, S.A.U. Completion of the Merger is subject to, inter alia, admission to listing of the DutchCo Ordinary Shares on the Mercato Telematico Azionario (for further information on the conditions precedent, see Section 17). Additionally, DutchCo will apply for admission to listing of the DutchCo Ordinary Shares on the Spanish Stock Exchanges for trading through the SIBE. Listing and trading of the DutchCo Ordinary Shares on the Mercato Telematico Azionario and the Spanish Stock Exchanges (through the SIBE) is envisaged to occur on or about the Merger Effective Date. In order for DutchCo Ordinary Shares to be admitted to listing and trading on the Mercato Telematico Azionario, DutchCo shall submit to Borsa Italiana S.p.A. the relevant applications for admission to listing and for admission to trading. 7 (F) Le azioni Mediaset sono attualmente quotate sul Mercato Telematico Azionario organizzato e gestito da Borsa Italiana S.p.A. (il Mercato Telematico Azionario) e le azioni Mediaset España sono attualmente quotate sui mercati azionari spagnoli di Barcellona, Bilbao, Madrid e Valencia, organizzati e gestiti dalle rispettive società di gestione del mercato (sociedades rectoras de las bolsas de valores) (i Mercati Azionari Spagnoli) e sono negoziate attraverso il sistema di quotazione automatizzato dei Mercati Azionari Spagnoli (Sistema de Interconexión Bursátil Español – il SIBE), organizzato e gestito da Sociedad de Bolsas, S.A.U. Il perfezionamento della Fusione è subordinato, inter alia, all’ammissione a quotazione delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario (per maggiori informazioni sulle condizioni sospensive, si rinvia al Paragrafo 17). Inoltre, DutchCo presenterà domanda di ammissione a quotazione delle Azioni Ordinarie DutchCo sui Mercati Azionari Spagnoli, per la loro negoziazione attraverso il SIBE. Si prevede che la quotazione e le negoziazioni delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario e sui Mercati Azionari Spagnoli (attraverso il SIBE) abbiano inizio alla Data di Efficacia della Fusione ovvero in una data prossima alla medesima. Al fine dell’ammissione a quotazione e alle negoziazioni delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario, DutchCo dovrà presentare a Borsa Italiana S.p.A. le relative domande di ammissione a quotazione e alla negoziazione. (F) Las acciones de Mediaset están actualmente admitidas a negociación en el Mercato Telematico Azionario, organizado y gestionado por Borsa Italiana S.p.A. (el Mercato Telematico Azionario), y las acciones de Mediaset España están actualmente admitidas negociación en las bolsas de valores de Barcelona, Bilbao, Madrid y Valencia, organizadas y gestionadas por las respectivas sociedades rectoras de las bolsas de valores (las Bolsas Españolas), y se negocian a través del Sistema de Interconexión Bursátil Español (el SIBE) de las Bolsas Españolas, organizado y gestionado por Sociedad de Bolsas, S.A.U. La consumación de la Fusión está sujeta, inter alia, a la admisión a negociación de las Acciones Ordinarias de DutchCo en el Mercato Telematico Azionario (para más información sobre las condiciones suspensivas, véase la Sección 17). Asimismo, DutchCo solicitará la admisión a negociación de las Acciones Ordinarias de DutchCo en las Bolsas Españolas para su negociación a través del SIBE. Se prevé que las Acciones Ordinarias de DutchCo sean admitidas a negociación y coticen en el Mercato Telematico Azionario y en las Bolsas Españolas (a través del SIBE) en la Fecha de Efectividad de la Fusión o en una fecha próxima a ésta. A fin de que las Acciones Ordinarias de DutchCo sean admitidas a negociación y coticen en el Mercato Telematico Azionario, DutchCo presentará a Borsa Italiana S.p.A. las correspondientes solicitudes de admisión a negociación y de cotización.

In order for DutchCo Ordinary Shares to be admitted to listing on the Spanish Stock Exchanges for trading on the SIBE, DutchCo shall submit the relevant applications for admission to listing and trading to the managing companies of the Spanish Stock Exchanges and to the Spanish national securities market commission (Comisión Nacional del Mercado de Valores – the CNMV), respectively. DutchCo shall also prepare a listing prospectus to be submitted to the Dutch supervisory authority (Autoriteit Financiële Markten – the AFM), which listing prospectus will be passported into Italy and Spain, following approval by the AFM, in accordance with applicable laws and regulations. (G) Therefore, following completion of the Transaction, all existing business activities, shareholdings and any other assets and liabilities pertaining to the business of Mediaset and Mediaset España will be consolidated into (or controlled by, as the case may be) one single legal entity (MFE), the ordinary shares of which will be admitted to listing and trading on the Mercato Telematico Azionario and will be admitted to listing on the Spanish Stock Exchanges for their trading through the SIBE. (H) The present Common Cross-Border Merger Plan will be made available to the public in accordance with applicable laws and regulations. It will be made available on the corporate website of Mediaset (www.mediaset.it) and on the corporate website of Mediaset España (www.telecinco.es), as well as at the registered seat of Mediaset and Mediaset España and at DutchCo’s principal office. 8 Al fine dell’ammissione a quotazione delle Azioni Ordinarie DutchCo sui Mercati Azionari Spagnoli per la loro negoziazione sul SIBE, DutchCo dovrà presentare le relative domande di ammissione a quotazione e alle negoziazioni, rispettivamente, alle società di gestione dei Mercati Azionari Spagnoli e alla commissione nazionale spagnola del mercato di valori mobiliari (Comisión Nacional del Mercado de Valores – la CNMV). DutchCo dovrà altresì predisporre un prospetto di quotazione da sottoporre all’autorità di vigilanza olandese (Autoriteit Financiële Markten – l’AFM); il prospetto di quotazione, a seguito dell’approvazione da parte dell’AFM, dovrà beneficiare del c.d. “regime di passaporto” ai fini della sua validità in Italia e in Spagna, ai sensi delle applicabili disposizioni legislative e regolamentari. (G) Pertanto, a seguito del perfezionamento dell’Operazione, tutte le attività aziendali esistenti, le partecipazioni e qualsivoglia altra attività e passività riferibile al business di Mediaset e di Mediaset España saranno consolidate in (o saranno controllate da, a seconda dei casi) un’unica società (MFE), le cui azioni ordinarie saranno ammesse a quotazione e alle negoziazioni sul Mercato Telematico Azionario e saranno altresì ammesse a quotazione sui Mercati Azionari Spagnoli, per la loro negoziazione attraverso il SIBE. (H) Il presente Progetto Comune di Fusione Transfrontaliera sarà reso pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. Esso sarà messo a disposizione sul sito internet di Mediaset (www.mediaset.it) e sul sito internet di Mediaset España (www.telecinco.es), nonché presso le sedi di Mediaset e Mediaset España e l’ufficio principale di DutchCo. A fin de que las Acciones Ordinarias de DutchCo sean admitidas a negociación en las Bolsas Españolas para su negociación en el SIBE, DutchCo presentará las correspondientes solicitudes de admisión a negociación y cotización a las sociedades rectoras de las Bolsas Españolas y a la Comisión Nacional del Mercado de Valores (la CNMV), respectivamente. Asimismo, DutchCo elaborará un folleto de admisión a negociación para su remisión a la autoridad supervisora neerlandesa (Autoriteit Financiële Markten —la AFM); dicho folleto será certificado para su remisión a Italia y España tras su aprobación por la AFM, conforme a la normativa aplicable en materia de pasaporte europeo de folletos. (G) Por tanto, una vez consumada la Operación, todas las actividades empresariales, participaciones sociales en otras entidades y cualesquiera otros activos y pasivos pertenecientes al negocio de Mediaset y Mediaset España se consolidarán en (o serán controlados por, en su caso) una única persona jurídica (MFE), cuyas acciones ordinarias se admitirán a negociación y cotizarán en el Mercato Telematico Azionario y se admitirán a negociación en las Bolsas Españolas para su negociación a través del SIBE. (H) Este Proyecto Común de Fusión Transfronteriza será puesto a disposición del público de conformidad con la normativa aplicable. En particular, se pondrá a disposición en la página web corporativa de Mediaset (www.mediaset.it) y en la página web corporativa de Mediaset España (www.telecinco.es), así como en los domicilios sociales de Mediaset y Mediaset España y en la sede principal de DutchCo.

In view of the nationality of the Merging Companies, of the provisions of Title 2.7 of the DCC, of the Legislative Decree 108 and of the LME, as well as of the expected listing of the DutchCo Ordinary Shares on the Mercato Telematico Azionario and on the Spanish Stock Exchanges, the present Common Cross-Border Merger Plan has been prepared in Italian, Spanish and English. In case of discrepancies between the Italian version, the Spanish version and the English version, the Italian text shall prevail. Italian law provides that the present Common Cross-Border Merger Plan must be executed in Italian and filed with the Companies’ Register of Milan. Pursuant to Spanish law, the fact of the Common Cross-Border Merger Plan having been uploaded in the corporate website of Mediaset España will be published in the Official Gazette of the Commercial Register (Boletín Oficial del Registro Mercantil – the BORME). In addition, the present Common Cross-Border Merger Plan will be filed for registration with the Dutch Commercial Register. Pursuant to Sections 2:312, paragraph 2, 2:326 and 2:333d of the DCC, Article 2501-ter of the Italian civil code, Article 6 of the Legislative Decree 108 and Articles 31 and 59 of the LME, this Common Cross-Border Merger Plan has the following content: 1.NAME, LEGAL FORM, SEAT, SHARE CAPITAL AND REGISTER DETAILS OF THE COMPANIES 1.1.Absorbing Company: DutchCo Name: Legal form: Mediaset Investment N.V. Public company (naamloze venootschap) incorporated under the laws of the Netherlands Amsterdam (the Netherlands) Cologno Monzese, Milan (Italy) Viale Europa 46, 20093 Cologno Monzese, Milan (Italy) Official seat: Tax domicile: Principal office: 9 Alla luce della nazionalità delle Società Partecipanti alla Fusione, delle disposizioni di cui al Titolo 2.7 del Codice Civile Olandese, di cui al Decreto Legislativo 108 e di cui al LME, nonché della prospettata quotazione delle Azioni Ordinarie DutchCo sul Mercato Telematico Azionario e sui Mercati Azionari Spagnoli, il presente Progetto Comune di Fusione Transfrontaliera è stato predisposto in italiano, in spagnolo e in inglese. In caso di difformità tra le versioni italiana, spagnola e inglese, la versione italiana prevarrà. Ai sensi del diritto italiano, il presente Progetto Comune di Fusione Transfrontaliera deve essere redatto in lingua italiana e depositato presso il Registro delle Imprese di Milano. Ai sensi del diritto spagnolo, verrà dato atto sulla Gazzetta Ufficiale del Registro delle Imprese spagnolo (Boletín Oficial del Registro Mercantil – il BORME) della avvenuta pubblicazione del presente Progetto Comune di Fusione Transfrontaliera sul sito internet di Mediaset España. Inoltre, il presente Progetto Comune di Fusione Transfrontaliera sarà depositato per l’iscrizione presso il Registro delle Imprese olandese. Le informazioni che devono essere fornite ai sensi delle Sezioni 2:312, comma 2, 2:326 e 2:333d del Codice Civile Olandese, dell’Articolo 2501-ter del codice civile italiano e dell’Articolo 6 del Decreto Legislativo 108, nonché degli Articoli 31 e 59 della LME, sono le seguenti: 1.DENOMINAZIONE, FORMA GIURIDICA, SEDE, CAPITALE SOCIALE E NUMERO DI ISCRIZIONE DELLE SOCIETÀ En atención a la nacionalidad de la Sociedades Participantes en la Fusión, a las disposiciones del título 2.7 del DCC, del Decreto Legislativo 108 y de la LME, así como a la admisión a negociación prevista de las Acciones Ordinarias de DutchCo en el Mercato Telematico Azionario y en las Bolsas Españolas, el presente Proyecto Común de Fusión Transfronteriza ha sido elaborado en italiano, español e inglés. En caso de discrepancias entre la versión italiana, la versión española y la versión inglesa, prevalecerá la versión italiana. Conforme a la normativa italiana, el presente Proyecto Común de Fusión Transfronteriza debe ser suscrito en italiano y presentado a inscripción en el Registro Mercantil de Milán. De conformidad con la normativa española, el hecho de que el Proyecto Común de Fusión Transfronteriza haya sido insertado en la página web corporativa de Mediaset España será publicado en el Boletín Oficial del Registro Mercantil (el BORME). Asimismo, el presente Proyecto Común de Fusión Transfronteriza será presentado a inscripción en el Registro Mercantil neerlandés. De conformidad con las secciones 2:312, párrafo 2, 2:326 y 2:333d del DCC, el artículo 2501-ter del código civil italiano, el artículo 6 del Decreto Legislativo 108 y los artículos 31 y 59 de la LME, este Proyecto Común de Fusión Transfronteriza tiene el siguiente contenido: 1.DENOMINACIÓN, TIPO SOCIAL, DOMICILIO, CAPITAL Y DETALLES REGISTRALES DE LAS SOCIEDADES 1.1. Sociedad Absorbente: DutchCo Denominación: Mediaset Investment N.V. Tipo social: Sociedad anónima (naamloze venootschap) constituida con arreglo a Derecho neerlandés Domicilio social: Ámsterdam (los Países Bajos) Domicilio fiscal: Cologno Monzese, Milán (Italia) Sede principal: Viale Europa 46, 20093 Cologno Monzese, Milán (Italia) 1.1.Società Incorporante: DutchCo Denominazione: Mediaset Investment N.V. Forma giuridica: Società per azioni (naamloze venootschap) costituita ai sensi del diritto olandese Sede legale:Amsterdam (Olanda) Domicilio fiscale: Cologno Monzese, Milano (Italia) Ufficio principale: Viale Europa 46, 20093 Cologno Monzese, Milano (Italia)

Share capital: Issued share capital of Euro 90,000.00, fully paid-in, divided into 90,000 shares, having each a nominal value of Euro 1 (one), and in respect of which no depository receipts have been issued with the cooperation of DutchCo. The No. 90,000 DutchCo shares, held by Mediaset, and any additional DutchCo shares issued to or otherwise acquired by Mediaset hereafter and that are held by Mediaset at the Merger Effective Date, in part will be cancelled, in accordance with Section 2:325, paragraph 3, of the DCC, and in part will be split (and will have a nominal value of Euro 0.01 each) and will be DutchCo Ordinary Shares held as treasury shares. Authorized share capital of Euro 180,000.00 Company registered with the Register: DutchCommercial Register (Kamer van Koophandel) under number 70347379 10367000964 No shares of DutchCo have been pledged or encumbered with a right of usufruct Tax code: Pledge: 10 Capitale sociale: Capitale sociale emesso di Euro 90.000,00, interamente versato, suddiviso in 90.000 azioni, ciascuna con valore nominale di Euro 1 (uno), in relazione alle quali nessun certificato di deposito è stato emesso con la cooperazione di DutchCo. Le n. 90.000 azioni di DutchCo, detenute da Mediaset, e qualsiasi altra azione di DutchCo che sia stata emessa a favore di Mediaset o che sia stata altrimenti acquistata da Mediaset in seguito e che sarà detenuta da Mediaset alla Data di Efficacia della Fusione, saranno in parte annullate ai sensi della Sezione 2:325, paragrafo 3, del Codice Civile Olandese, e in parte saranno frazionate (e avranno un valore nominale di Euro 0,01 ciascuna) e saranno Azioni Ordinarie DutchCo detenute come azioni proprie. Capitale sociale autorizzato di Euro 180.000,00 Iscrizione: Società iscritta presso il Registro delle Imprese olandese (Kamer van Koophandel) al numero 70347379 Codice fiscale:10367000964 Vincoli: Nessuna azione di DutchCo è stata costituita in pegno né concessa in usufrutto. Capital social:Capitalsocialemitidode 90.000,00 euros, íntegramente suscrito y desembolsado, dividido en 90.000 acciones con un valor nominal de 1 (un) euro cada una, y en relación con las cuales no se ha emitido ningún recibo de depósito con la cooperación de DutchCo. Las 90.000 acciones de DutchCo, de las que Mediaset es titular, y cualesquiera acciones adicionales de DutchCo emitidas a favor de Mediaset o de otro modo adquiridas en lo sucesivo por Mediaset y que sean titularidad de Mediaset en la Fecha de Efectividad de la Fusión, se amortizarán en parte, de conformidad con lo dispuesto en el párrafo 3 de la sección 2:325 del DCC, y en parte se desdoblarán (y tendrán un valor nominal de 0,01 euros cada una) y pasarán a ser Acciones Ordinarias de DutchCo en autocartera. Capital social autorizado de 180.000,00 euros Registro: Sociedad inscrita en el Registro Mercantil neerlandés (Kamer van Koophandel) bajo el número 70347379 Código fiscal:10367000964 Pignoración: Ninguna acción de DutchCo ha sido pignorada o gravada con un derecho de usufructo

Upon effectiveness of the Merger, DutchCo will be renamed “MFE – MEDIAFOREUROPE N.V.”. MFE – as surviving company – will maintain its current legal form and official seat and will therefore continue to be subject to the laws of the Netherlands, maintaining its tax residence in Italy. 1.2. Absorbed Company: Mediaset Name: Legal form: Mediaset S.p.A. Public joint stock company (società per azioni) incorporated under the laws of the Republic of Italy Via Paleocapa 3, 20121 Milan (Italy) Issued share capital of Euro Official seat: Share capital: 614,238,333.28, dividedinto fully paid-in, 1,181,227,564 shares, having each a nominal value of Euro 0.52 and listed on the Mercato Telematico Azionario Register: Company registered with the Companies Register of Milan (Registro delle Imprese di Milano) under number 09032310154 09032310154 (also for VAT purposes) Tax code: 1.3. Absorbed Company: Mediaset España Name: Mediaset España Comunicación, S.A. Legal form: Public joint stock company (sociedad anónima) incorporated under the laws of the Kingdom of Spain 11 A seguito dell’efficacia della Fusione, DutchCo assumerà la denominazione “MFE – MEDIAFOREUROPE N.V.”. MFE – quale società risultante dalla Fusione – manterrà la propria attuale forma giuridica e la propria attuale sede legale continuando, pertanto, ad essere una società retta dal diritto olandese avente la propria residenza fiscale in Italia. En la Fecha de Efectividad de la Fusión, DutchCo pasaráadenominarse“MFE-MEDIAFOREUROPE N.V.”. MFE —como sociedad resultante de la Fusión— conservará su forma jurídica y su domicilio social actuales, de modo que permanecerá sujeta a Derecho neerlandés y mantendrá su residencia fiscal en Italia. 1.2.Sociedad Absorbida: Mediaset Denominación:Mediaset S.p.A. Tipo social: Sociedad anónima (società per azioni) constituida con arreglo a Derecho italiano Domicilio social: Via Paleocapa 3, 20121 Milán (Italia) Capital social:Capitalsocialemitidoode 614.238.333,28 euros, íntegramente suscrito y desembolsado, dividido en 1.181.227.564 acciones con un valor nominal de 0,52 euros cada una, admitidas a negociación en el Mercato Telematico Azionario Registro: Sociedad inscrita en el Registro Mercantil de Milán (Registro delle Imprese di Milano) bajo el número 09032310154 Código fiscal: 09032310154 (también a efectos de IVA) 1.3.Sociedad Absorbida: Mediaset España Denominación: Mediaset España Comunicación, S.A. Tipo social: Sociedad anónima constituida con arreglo a Derecho español 1.2.Società Incorporata: Mediaset Denominazione: Mediaset S.p.A. Forma giuridica: Società per azioni costituita ai sensi del diritto italiano Sede legale:Via Paleocapa 3, 20121 Milano (Italia) Capitale sociale: Capitale sociale sottoscritto di Euro 614.238.333,28, interamente versato, suddiviso in 1.181.227.564 azioni, ciascuna avente valore nominale di Euro 0,52 e quotate sul Mercato Telematico Azionario Iscrizione: Società iscritta presso il Registro delle Imprese di Milano al numero 09032310154 Codice fiscale:09032310154 (anche ai fini IVA) 1.3.Società Incorporata: Mediaset España Denominazione: Mediaset España Comunicación, S.A. Forma giuridica: Società per azioni (sociedad anónima) costituita ai sensi del diritto spagnolo

Official seat: Carretera deFuencarral a Alcobendas 4, 28049 (Spain) Madrid Share capital: Share capitalof Euro paid-in, 163,717,608.00, fully divided into 327,435,216 shares, having each a nominal value of Euro 0.50 and listed on Spanish Stock Exchanges, trading through the SIBE the for Register: Company registered with the Commercial Register of Madrid (Registro Mercantil de Madrid) in volume 33.442, sheet122, section 8, page M-93.306 A-79.075.438 Tax code: 2. 2.1. ARTICLES OF ASSOCIATION OF DUTCHCO The articles of association of DutchCo were originally established by deed of incorporation of DutchCo executed before C.A. Voogt, civil law notary, officiating in Amsterdam (the Netherlands), on 20 December 2017. The current articles of association of DutchCo have been established by deed of amendment executed before P.C. Cramer-de Jong, civil law notary, officiating in Amsterdam (the Netherlands), on 4 October 2018. A copy of the current articles of association of DutchCo is attached to the Common Cross-Border Merger Plan as Schedule 1. 12 Sede legale:CarreteradeFuencarrala Alcobendas 4, 28049 Madrid (Spagna) Capitale sociale: CapitalesocialediEuro 163.717.608,00,interamente versato, suddiviso in 327.435.216 azioni, ciascuna avente valore nominale di Euro 0,50 e quotate sui Mercati Azionari Spagnoli, per la negoziazione attraverso il SIBE Iscrizione: Società iscritta presso il Registro delle Imprese di Madrid (Registro Mercantil de Madrid) al volume 33.442, foglio 122, sezione 8, pagina M-93.306 Codice fiscale:A-79.075.438 2.STATUTO SOCIALE DI DUTCHCO 2.1. Lo statuto sociale di DutchCo è stato originariamente adottato al momento della costituzione di DutchCo con atto notarile eseguito dinanzi al notaio C.A. Voogt, operante in Amsterdam (Olanda), in data 20 dicembre 2017. Lo statuto sociale di DutchCo attualmente in vigore è stato modificato con atto notarile eseguito dinanzi al notaio P.C. Cramer-de Jong, operante in Amsterdam (Olanda), in data 4 ottobre 2018. Una copia dello statuto sociale di DutchCo attualmente in vigore è riportata quale Allegato 1 al Progetto Comune di Fusione Transfrontaliera. Domicilio social: CarreteradeFuencarrala Alcobendas 4, 28049 Madrid (España) Capital social: Capital social de 163.717.608,00 euros, íntegramente suscrito y desembolsado, dividido en 327.435.216 acciones con un valor nominal de 0,50 euros cada una, admitidas a negociación en las Bolsas Españolas para su negociación a través del SIBE Registro:Sociedad inscrita en el Registro Mercantil de Madrid al tomo 33.442, folio 122, sección 8, hoja M-93.306 Código fiscal:A-79.075.438 2.ESTATUTOS SOCIALES DE DUTCHCO 2.1. Los estatutos sociales de DutchCo fueron originariamente adoptados en virtud de la escritura de constitución de DutchCo otorgada el 20 de diciembre de 2017 ante el notario público C.A. Voogt, ejerciente en Ámsterdam (los Países Bajos). Los estatutos sociales actuales de DutchCo han sido formalizados mediante escritura pública de modificación estatutaria, otorgada el 4 de octubre de 2018 ante el notario público P.C. Cramer-de Jong, ejerciente en Ámsterdam (los Países Bajos). Se adjunta una copia de los estatutos sociales de DutchCo actualmente vigentes como Anexo 1 al Proyecto Común de Fusión Transfronteriza.

2.2. In order for MFE to have available sufficient reserves, according to DutchCo’s latest financial statements, to carry out a buy-back program after the Merger Effective Date (as further described in Section 4.1), the current articles of association of DutchCo will be amended before 30 June 2019 to provide for DutchCo’s current financial year to end on 30 June 2019, with the provision that, before 30 September 2019, the articles of association of DutchCo will be amended again to provide for DutchCo’s financial year to coincide with the calendar year and, thus, end on 31 December 2019. 2.3. Moreover, the articles of association of DutchCo will be further amended and restated at the Merger Effective Date in accordance with the proposed version of the articles of association attached to the present Common Cross-Border Merger Plan as Schedule 2. 3. THE SHARE EXCHANGE RATIOS 3.1. At the Merger Effective Date: each Mediaset shareholder, including the depositary bank under the Mediaset ADRs programme, shall be granted 1 (one) DutchCo Ordinary Share (with a nominal value of Euro 0.01) for each share held in Mediaset (with a nominal value of Euro 0.52) (the Exchange Ratio I); each holder of ADRs representing Mediaset shares shall be granted such number of DutchCo ADRs representing DutchCo Ordinary Shares as results from the Exchange Ratio I; and 13 2.2. Affinché dall’ultimo bilancio di DutchCo risultino sufficienti riserve disponibili per consentire a MFE di dare corso, dopo la Data di Efficacia della Fusione, ad un programma di acquisto di azioni proprie (come descritto nel Paragrafo 4.1), prima del 30 giugno 2019 l’attuale statuto sociale di DutchCo sarà modificato così da prevedere che l’attuale esercizio sociale si concluda il 30 giugno 2019, restando inteso che, prima del 30 settembre 2019, lo statuto sociale di DutchCo sarà nuovamente modificato così da prevedere che l’esercizio sociale coincida con l’anno solare e si concluda, quindi, il 31 dicembre 2019. 2.3. Inoltre, alla Data di Efficacia della Fusione lo statuto sociale di DutchCo sarà nuovamente modificato e completamente sostituito da un nuovo testo secondo quanto previsto nella proposta di statuto sociale allegata al Progetto Comune di Fusione Transfrontaliera quale Allegato 2. 3.RAPPORTI DI CAMBIO 3.1.Alla Data di Efficacia della Fusione: ciascun azionista di Mediaset, inclusa la banca depositaria ai sensi del programma ADRs di Mediaset, riceverà 1 (una) Azione Ordinaria DutchCo (avente valore nominale di Euro 0,01) per ogni azione Mediaset (avente valore nominale pari a Euro 0,52) dallo stesso detenuta (il Rapporto di Cambio I). ciascun titolare di ADRs rappresentativi di azioni Mediaset riceverà un numero di ADRs rappresentativi di Azioni Ordinarie DutchCo come risultante dall’applicazione del Rapporto di Cambio I; e 2.2.A fin de que MFE tenga reservas disponibles contabilizadas en los últimos estados financieros de DutchCo para llevar a cabo un programa de recompra de acciones propias tras la Fecha de Efectividad de la Fusión (según se describe con más detalle en la Sección 4.1), los actuales estatutos sociales de DutchCo serán modificados antes del 30 de junio de 2019 para disponer que el ejercicio social de DutchCo finalice el 30 de junio de 2019, con la previsión de que, antes del 30 de septiembre de 2019, los estatutos sociales de DutchCo serán modificados nuevamente para disponer que el ejercicio social de DutchCo coincida con el año natural y, por consiguiente, finalice el 31 de diciembre de 2019. 2.3.Además, los estatutos sociales de DutchCo se modificarán y refundirán nuevamente en la Fecha de Efectividad de la Fusión de conformidad con la versión propuesta de los estatutos sociales que se adjunta al presente Proyecto Común de Fusión Transfronteriza como Anexo 2. 3.ECUACIONES DE CANJE DE LAS ACCIONES 3.1.En la Fecha de Efectividad de la Fusión: cada accionista de Mediaset, incluido el banco depositario conforme al programa de ADRs de Mediaset, recibirá 1 (una) Acción Ordinaria de DutchCo (con un valor nominal de 0,01 euros) por cada acción de Mediaset (con un valor nominal de 0,52 euros) de la que sea titular (la Ecuación de Canje I); cada titular de ADRs representativos de acciones de Mediaset recibirá un número tal de ADRs representativos de Acciones Ordinarias de DutchCo como resulte de la Ecuación de Canje I; y each Mediaset España shareholder (other than Mediaset, as the shares held by Mediaset in Mediaset España will be cancelled by operation of law pursuant to Section 2:325(4) of the DCC) shall be granted 2.33 (two/thirtythree) DutchCo Ordinary Shares for each share held in Mediaset España (having a nominal value of Euro 0.50) (the Exchange Ratio II and, together with the Exchange Ratio I, the Exchange Ratios). No fractional DutchCo Ordinary Shares shall be alloted to any holders of shares of Mediaset España. Those shareholders who hold a number of Mediaset España shares such as to enable them to receive, in accordance with the Exchange Ratio II, a non-whole number of DutchCo Ordinary Shares, shall receive such whole number of DutchCo Ordinary Shares which is immediately below said non-whole number. Mediaset España shares (or any fractions thereof) in excess of those required, pursuant to the Exchange Ratio II, to receive a whole number of DutchCo Ordinary Shares (i.e., Mediaset España shares or any fractions thereof representing fractional entitlements to DutchCo Ordinary Shares) shall be transferred on behalf of the Mediaset España shareholders, through their depositaries, to an agent appointed for these purposes by Mediaset España (the Fractions Agent). 14 ciascun azionista di Mediaset España (fatta eccezione per Mediaset, le cui azioni detenute in Mediaset España saranno annullate di diritto ai sensi della Sezione 2:325(4) del Codice Civile Olandese) riceverà n. 2,33 (due virgola trentatré) Azioni Ordinarie DutchCo per ogni azione Mediaset España (avente valore nominale pari a Euro 0,50) (il Rapporto di Cambio II e, congiuntamente al Rapporto di Cambio I, i Rapporti di Cambio). Non verranno attribute ad alcun azionista di Mediaset España frazioni di Azioni Ordinarie DutchCo. Gli azionisti che siano titolari di un numero di azioni di Mediaset España tale da non consentire un concambio con un numero intero di Azioni Ordinarie DutchCo, in applicazione del Rapporto di Cambio II, riceveranno un numero intero di Azioni Ordinarie DutchCo approssimato per difetto. Le azioni di Mediaset España (o le frazioni delle medesime) eccedenti il numero di azioni che consente un concambio con un numero intero di Azioni Ordinarie DutchCo, in applicazione del Rapporto di Cambio II (e cioè, le azioni Mediaset España o le frazioni delle medesime che sarebbero concambiate con frazioni di Azioni Ordinarie DutchCo) saranno cedute, in nome e per conto degli azionisti di Mediaset España, per il tramite dei loro intermediari, ad un agente nominato a tale scopo da Mediaset España (l’Agente per le Azioni Frazionate). cada accionista de Mediaset España (salvo Mediaset, toda vez que las acciones de Mediaset España titularidad de Mediaset se extinguirán por imperativo legal en virtud de la sección 2:325(4) del DCC) recibirá 2,33 (dos con treinta y tres) Acciones Ordinarias de DutchCo por cada acción de Mediaset España (con un valor nominal de 0,50 euros) de la que sea titular (la Ecuación de Canje II y, conjuntamente con la Ecuación de Canje I, las Ecuaciones de Canje). A ningún accionista de Mediaset España se le asignarán picos de Acciones Ordinarias de DutchCo. Aquellos accionistas que sean titulares de un número tal de acciones de Mediaset España que les permita recibir, de conformidad con la Ecuación de Canje II, un número no entero de Acciones Ordinarias de DutchCo, recibirán aquel número entero de Acciones Ordinarias de DutchCo que sea inmediatamente inferior a dicho número no entero. Las acciones de Mediaset España (o cualesquiera picos de éstas) que excedan de las necesarias, de acuerdo con la Ecuación de Canje II, para recibir un número entero de Acciones Ordinarias de DutchCo (es decir, acciones de Mediaset España o cualesquiera picos de éstas, que representen derechos a recibir picos de Acciones Ordinarias de DutchCo) serán transmitidas por cuenta de los accionistas de Mediaset España, a través de sus depositarios, a un agente designado a tal efecto por Mediaset España (el Agente de Picos).

The Fractions Agent, acting at its own risk and for its own account, shall pay in cash to these shareholders, in consideration for each of the Mediaset España shares (or any fractions thereof) so transferred, their market value. The Fractions Agent will, in turn, exchange the Mediaset España shares (and any fractions thereof) arising from the aggregation of such fractions so purchased and exchange them, in its own name and on its own behalf, for the relevant whole number of DutchCo Ordinary Shares resulting from the Exchange Ratio II, with any remainder fractional entitlements to DutchCo Ordinary Shares corresponding to the Mediaset España shares (or fractions thereof) held by the Fractions Agent being disregarded. The treasury shares held by Mediaset and Mediaset España as at the Merger Effective Date, if any, will not be exchanged and will be cancelled pursuant to Article 2504-ter of the Italian civil code and Article 26 of the LME, respectively, as well as pursuant to Section 2:325(4) of the DCC. Likewise, any shares in either of the Absorbed Companies held by the other Absorbed Company will not be exchanged, but will be cancelled on the Merger Effective Date pursuant to Article 2504-ter of the Italian civil code and Article 26 of the LME, respectively, as well as pursuant to Section 2:325(4) of the DCC. For clarification purposes, Mediaset España neither holds any Mediaset shares on the date hereof nor is expected to hold any Mediaset shares at any time before the Merger Effective Date, so that the paragraph above will in all likelyhood apply only with regard to the Mediaset España shares which are held by Mediaset on the date on which the Merger Deed is granted. 15 L’Agente per le Azioni Frazionate, agendo per proprio conto e assumendosi ogni rischio, riconoscerà agli azionisti, come corrispettivo per il trasferimento delle azioni di Mediaset España (o di frazioni delle medesime), un ammontare in denaro pari al prezzo di mercato. A sua volta, l’Agente per le Azioni Frazionate effettuerà, a proprio nome e per proprio conto, il concambio di tali azioni e frazioni di azioni Mediaset España (dopo aver aggregato tutte le frazioni di azioni acquistate) con un corrispondente numero intero di Azioni Ordinarie DutchCo, in applicazione del Rapporto di Cambio II; le Azioni Mediaset España (o le frazioni delle medesime) che diano luogo a frazioni di Azioni Ordinarie DutchCo che l’Agente per le Azioni Frazionate venga a detenere non verranno considerate. Le eventuali azioni proprie detenute da Mediaset e Mediaset España alla Data di Efficacia della Fusione non saranno concambiate e saranno annullate rispettivamente ai sensi dell’Articolo 2504-ter del codice civile italiano e ai sensi dell’Articolo 26 della LME, nonché ai sensi della Sezione 2:325(4) del Codice Civile Olandese. Allo stesso modo, tutte le azioni eventualmente detenute da ciascuna delle Società Incorporate nell’altra Società Incorporata non saranno concambiate, ma saranno annullate alla Data di Efficacia della Fusione ai sensi dell’Articolo 2504-ter del codice civile italiano e ai sensi dell’Articolo 26 della LME, nonché ai sensi della Sezione 2:325(4) del Codice Civile Olandese. Per mera chiarezza, si precisa che Mediaset España non detiene alcuna azione nel capitale sociale di Mediaset, né si prevede che ne detenga alcuna prima della Data di Efficacia della Fusione, sicché il paragrafo di cui sopra troverà presumibilmente applicazione soltanto rispetto alle azioni Mediaset España che sono detenute da Mediaset alla data in cui l’Atto di Fusione sarà stipulato. El Agente de Picos, actuando por su propia cuenta y riesgo, deberá pagar en efectivo a estos accionistas, como contraprestación por cada una de las acciones de Mediaset España (o cualesquiera picos de éstas) así transmitidas, su valor de mercado. A su vez, el Agente de Picos canjeará las acciones de Mediaset España (y cualesquiera picos de éstas) que resulten de agregar picos de éstas así adquiridas, actuando en su propio nombre y representación, por el número entero de Acciones Ordinarias de DutchCo que resulte de la Ecuación de Canje II, ignorando cualquier remanente de acciones de Mediaset España (o picos de éstas) de las que sea titular el Agente de Picos y que representen derechos a picos de Acciones Ordinarias de DutchCo. Las acciones propias de Mediaset y de Mediaset España a la Fecha de Efectividad de la Fusión, si las hubiere, no serán canjeadas, sino que se amortizarán de conformidad con lo dispuesto en el artículo 2504-ter del código civil italiano y el artículo 26 de la LME, respectivamente, así como conforme a la sección 2:325(4) del DCC. De igual modo, las acciones de cualquiera de las Sociedades Absorbidas de las que sea titular la otra Sociedad Absorbida no se canjearán, sino que se amortizarán en la Fecha de Efectividad de la Fusión de conformidad con el artículo 2504-ter del código civil italiano y el artículo 26 de la LME, respectivamente, así como conforme a la sección 2:325(4) del DCC. A efectos aclaratorios, Mediaset España no es actualmente titular de acciones de Mediaset ni se prevé que vaya a serlo en ningún momento anterior a la Fecha de Efectividad de la Fusión, de suerte que el párrafo anterior con toda probabilidad sólo resultará de aplicación respecto de las acciones de Mediaset España de las que sea titular Mediaset en la fecha de otorgamiento de la Escritura de Fusión.

No consideration in addition to the DutchCo Ordinary Shares delivered in application of the Exchange Ratios, either in cash or otherwise, will be paid by DutchCo, Mediaset and Mediaset España to the Mediaset and Mediaset España shareholders in connection with the Merger, save as provided with respect to the withdrawal rights in Section 15. 3.2. At the request of DutchCo, Deloitte Accountants B.V. (Deloitte) will prepare a report in relation to the fairness of the Exchange Ratios and a so called “inbrengverklaring” in accordance with Section 2:328, paragraph 1, of the DCC. In addition, Deloitte will issue a second report in accordance with Section 2:328, paragraph 2, of the DCC. These reports will be made available to the public in accordance with applicable laws and regulations. 3.3. At the request of Mediaset, PricewaterhouseCoopers S.p.A. (PwC) will prepare a report in relation to the fairness of the Exchange Ratios as referred to in Article 2501-sexies of the Italian civil code and Article 9 of the Legislative Decree 108. This report will be made available to the public in accordance with applicable laws and regulations. At the request of Mediaset España, Grant Thornton, S.L.P. (Grant Thornton), as independent expert appointed by the Commercial Register of Madrid, will deliver the report on this Common Cross-Border Merger Plan (including on the fairness of the Exchange Ratio II) referred to in Article 34 of the LME. This report will be made available to the public in accordance with applicable laws and regulations. 3.4. 16 Non sono previsti conguagli, né in denaro né di altro tipo, da corrispondersi in aggiunta alle Azioni Ordinarie DutchCo assegnate in applicazione dei Rapporti di Cambio, ad opera di DutchCo, Mediaset e Mediaset España in favore degli azionisti di Mediaset e di Mediaset España in relazione alla Fusione, fatto salvo quanto previsto per i diritti di recesso di cui al Paragrafo 15. 3.2. Su richiesta di DutchCo, Deloitte Accountants B.V. (Deloitte) predisporrà una relazione sulla congruità dei Rapporti di Cambio e la cosiddetta “inbrengverklaring”, ai sensi della Sezione 2:328, comma l, del Codice Civile Olandese. Inoltre, Deloitte predisporrà una seconda relazione ai sensi della Sezione 2:328, comma lI, del Codice Civile Olandese. Tali relazioni saranno messe a disposizione del pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. 3.3. Su richiesta di Mediaset, PricewaterhouseCoopers S.p.A. (PwC) predisporrà una relazione sulla congruità dei Rapporti di Cambio, come disposto dall’Articolo 2501-sexies del codice civile italiano e dall’Articolo 9 del Decreto Legislativo 108. Tale relazione sarà messa a disposizione del pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. 3.4. Su richiesta di Mediaset España, Grant Thornton, S.L.P. (Grant Thornton), in qualità di esperto indipendente designato dal Registro delle Imprese di Madrid, rilascerà la relazione sul Progetto Comune di Fusione Transfrontaliera (inclusa la congruità del Rapporto di Cambio II), come disposto dall’Articolo 34 della LME. Tale relazione sarà messa a disposizione del pubblico ai sensi delle applicabili disposizioni legislative e regolamentari. DutchCo, Mediaset y Mediaset España no pagarán ninguna contraprestación adicional a las Acciones Ordinarias de DutchCo entregadas en aplicación de las Ecuaciones de Canje, ni en efectivo ni de otro modo, a los accionistas de Mediaset y Mediaset España en relación con la Fusión, salvo por lo previsto para los derechos de separación en la Sección 15. 3.2. A solicitud de DutchCo, Deloitte Accountants B.V. (Deloitte) elaborará un informe en relación con la razonabilidad de las Ecuaciones de Canje y lo que se denomina una “inbrengverklaring” de conformidad con la sección 2:328, párrafo 1, del DCC. Asimismo, Deloitte emitirá un segundo informe de conformidad con la sección 2:328, párrafo 2, del DCC. Estos informes se pondrán a disposición del público de conformidad con la normativa aplicable. 3.3. A solicitud de Mediaset, PricewaterhouseCoopers S.p.A. (PwC) elaborará el informe en relación con la razonabilidad de las Ecuaciones de Canje a que se refieren el artículo 2501-sexies del código civil italiano y el artículo 9 del Decreto Legislativo 108. Este informe será puesto a disposición del público de conformidad con la normativa aplicable. 3.4. A solicitud de Mediaset España, Grant Thornton, S.L.P. (Grant Thornton), en su condición de experto independiente designado al efecto por el Registro Mercantil de Madrid, entregará el informe sobre el presente Proyecto Común de Fusión Transfronteriza (incluida la razonabilidad de la Ecuación de Canje II) a que se refiere el artículo 34 de la LME. Este informe será puesto a disposición del público de conformidad con la normativa aplicable.

3.5. Citigroup Global Markets Ltd., in its capacity as financial advisor of Mediaset, has delivered to the board of directors of Mediaset and to the board of directors of DutchCo an opinion, dated 7 June 2019, on the basis of and subject to the factors, assumptions, limitations and procedures specified therein, on the fairness from a financial point of view, to the holders of shares in the capital of Mediaset, of the Exchange Ratio II (as predicated on Exchange Ratio I) in relation to the proposed Merger. A copy of the opinion is attached as Schedule A to the report prepared by the board of directors of Mediaset. 3.6. J.P. Morgan Securities plc, acting as financial advisor to Mediaset España, has provided to the board of directors of Mediaset España an opinion, as of 7 June 2019, on the basis of and subject to the factors, assumptions, limitation and procedures specified therein, on the fairness from a financial point of view, to the holders of shares in the capital of Mediaset España (other than Mediaset and its affiliates) of the Exchange Ratio II in relation to the proposed Merger. A copy of the opinion is attached as Schedule 3 to the report prepared by the board of directors of Mediaset España. 17 3.5.Citigroup Global Markets Ltd., in qualità di advisor finanziario di Mediaset, ha rilasciato ai consigli di amministrazione di Mediaset e di DutchCo una fairness opinion, datata 7 giugno 2019, sulla congruità, dal punto di vista finanziario, per gli azionisti di Mediaset, del Rapporto di Cambio II (determinato tenuto conto del Rapporto di Cambio I) della potenziale Fusione, sulla base dei, e subordinatamente ai, fattori, assunzioni, limitazioni e procedure ivi specificati. Una copia di tale fairness opinion è allegata alla relazione illustrativa predisposta dal consiglio di amministrazione di Mediaset quale Allegato A. 3.6. J.P. Morgan Securities plc, in qualità di advisor finanziario di Mediaset España, ha rilasciato al consiglio di amministrazione di Mediaset España una fairness opinion, riferita alla data del 7 giugno 2019, sulla congruità, dal punto di vista finanziario, per gli azionisti di Mediaset España (diversi da Mediaset e dalle sue partecipate), del Rapporto di Cambio II della potenziale Fusione, sulla base dei, e subordinatamente ai, fattori, assunzioni, limitazioni e procedure ivi specificati. Una copia di tale fairness opinion è allegata alla relazione illustrativa predisposta dal consiglio di amministrazione di Mediaset España quale Allegato 3. 3.5.Citigroup Global Markets Ltd., en su condición de asesor financiero de Mediaset, ha entregado al consejo de administración de Mediaset y al consejo de administración de DutchCo una opinión, fechada a 7 de junio de 2019, sobre la base y sujeta a los factores, asunciones, limitaciones y procedimientos especificados en la misma, acerca de la razonabilidad, desde un punto de vista financiero, para los titulares de acciones de Mediaset, de la Ecuación de Canje II (determinada sobre la base de la Ecuación de Canje I) en relación con la Fusión propuesta (fairness opinion). Una copia de la opinión se adjunta como Anexo A al informe elaborado por el consejo de administración de Mediaset. 3.6.J.P. Morgan Securities plc, en su condición de asesorfinancierodeMediasetEspaña,ha entregado al consejo de administración de Mediaset España una opinión, fechada a 7 de junio de 2019, sobre la base y sujeta a los factores, asunciones, limitaciones y procedimientos especificados en la misma, sobre la razonabilidad, desde un punto de vista financiero, para los titulares de acciones de Mediaset España (a excepción de Mediaset y sus entidades afiliadas) de la Ecuación de Canje II en relación con la Fusión propuesta (fairness opinion). Una copia de la opinión se adjunta como Anexo 3 al informe elaborado por el consejo de administración de Mediaset España.

3.7. Based upon the Exchange Ratios, as indicated above, if the participation of Mediaset in Mediaset España remained unaltered, and provided that the number of treasury shares held at the date of the present Common Cross-Border Merger Plan by Mediaset (No. 44,071,568) and by Mediaset España (No. 14,269,073) was maintained as treasury shares and therefore such shares were cancelled upon effectiveness of the Merger, DutchCo would issue No. 1,472,925,998 DutchCo Ordinary Shares, with a nominal value of Euro 0.01 per share, resulting in a total nominal value of Euro 14,729,259.98. The exact amount of the share capital increase will depend on (i) the number of treasury shares of Mediaset and Mediaset España held at the Merger Effective Date, and (ii) the shareholding of either of the Absorbed Companies in the other Absorbed Company at the Merger Effective Date. The exact amount by which DutchCo share capital will be increased as a consequence of the Merger will be determined on the date on which the Merger Deed is executed. PROCEDURE FOR THE EXCHANGE OF MEDIASET AND MEDIASET ESPAÑA SHARES FOR DUTCHCO ORDINARY SHARES. SPECIAL VOTING STRUCTURE 3.8. 4. 4.1. On the Merger Effective Date, each share of Mediaset and Mediaset España currently issued will be cancelled by operation of law and will thereafter represent only the right to receive such number of DutchCo Ordinary Shares as results from the applicable Exchange Ratio. By operation of law, DutchCo will increase its share capital and allot the DutchCo Ordinary Shares to the shareholders of Mediaset and Mediaset España. 18 3.7. Sulla base dei Rapporti di Cambio, come sopra indicati, assumendo che la quota di partecipazione di Mediaset nel capitale sociale di Mediaset España rimanga inalterata, e che il numero di azioni proprie detenute alla data del Progetto Comune di Fusione Transfrontaliera da Mediaset (n. 44.071.568) e Mediaset España (n. 14.269.073) rimanga tale e, dunque, tali azioni proprie vengano annullate per effetto della Fusione, DutchCo emetterebbe n. 1.472.925.998 Azioni Ordinarie DutchCo, aventi valore nominale pari a Euro 0,01 ciascuna, per un valore nominale complessivo di Euro 14.729.259,98. L’ammontare esatto dell’aumento di capitale dipenderà (i) dal numero di azioni proprie di Mediaset e Mediaset España, detenute alla Data di Efficacia della Fusione, e (ii) dalla quota di partecipazione di ciascuna Società Incorporata nell’altra Società Incorporata alla Data di Efficacia della Fusione. 3.8. L’ammontare esatto dell’aumento di capitale di DutchCo come conseguenza della Fusione verrà determinato alla data di stipulazione dell’Atto di Fusione. 4. PROCEDURA DI ASSEGNAZIONE DI AZIONI ORDINARIE DUTCHCO IN CAMBIO DI AZIONI DI MEDIASET E DI MEDIASET ESPAÑA. IL MECCANISMO DI VOTO SPECIALE 4.1. Alla Data di Efficacia della Fusione, tutte le azioni di Mediaset e di Mediaset España attualmente emesse saranno annullate di diritto e daranno diritto a ricevere tante Azioni Ordinarie DutchCo quante quelle risultanti dal Rapporto di Cambio rilevante. DutchCo aumenterà il suo capitale sociale ai sensi di legge e assegnerà le Azioni Ordinarie DutchCo agli azionisti di Mediaset e Mediaset España. 3.7.Atendiendo a las Ecuaciones de Canje, tal y como se ha indicado anteriormente, si la participación de Mediaset en Mediaset España permaneciera inalterada, y siempre que el número de acciones que a la fecha de este Proyecto Común de Fusión Transfronteriza tienen en autocartera Mediaset (44.071.568) y Mediaset España (14.269.073) se mantuviera en autocartera y, por tanto, dichas acciones se amortizaran con ocasión de la Fusión, DutchCo emitiría 1.472.925.998 Acciones Ordinarias de DutchCo, con un valor nominal de 0,01 euros cada una, equivalentes a un valor nominal total de 14.729.259,98 euros. El importe exacto del aumento de capital dependerá de (i) las acciones en autocartera de Mediaset y Mediaset España en la Fecha de Efectividad de la Fusión, y (ii) la participación de cualquiera de las Sociedades Absorbidas en la otra Sociedad Absorbida en la Fecha de Efectividad de la Fusión. 3.8. El importe exacto por el que se aumentará el capital social de DutchCo como consecuencia de la Fusión se determinará en la fecha en que se otorgue la Escritura de Fusión. 4. PROCEDIMIENTO DE CANJE DE LAS ACCIONES DE MEDIASET Y DE MEDIASET ESPAÑA POR ACCIONES ORDINARIAS DE DUTCHCO. ESTRUCTURA ESPECIAL DE VOTO 4.1. En la Fecha de Efectividad de la Fusión, cada acción de Mediaset y Mediaset España se extinguirá por ministerio de la ley y tan sólo representará, a partir de entonces, el derecho a recibir el número de Acciones Ordinarias de DutchCo que resulte de la Ecuación de Canje aplicable. También por ministerio de la ley, DutchCo aumentará su capital social y asignará las Acciones Ordinarias de DutchCo a los accionistas de Mediaset y Mediaset España.

As an exception to the above, Mediaset and Mediaset España shares which are treasury shares respectively held by Mediaset and Mediaset España at the Merger Effective Date will be cancelled by operation of law pursuant to Section 2:325(4) of the DCC, Article 2504-ter of the Italian civil code and Article 26 of the LME, and shall not give any right to receive DutchCo Ordinary Shares. Likewise, any shares in either of the Absorbed Companies held by the other Absorbed Company will not be exchanged, but will be cancelled on the Merger Effective Date pursuant to Article 2504-ter of the Italian civil code and Article 26 of the LME, respectively, as well as pursuant to Section 2:325(4) of the DCC. The 90,000 DutchCo shares, with a nominal value of Euro 1.00 each, currently held by Mediaset, and any additional DutchCo shares issued to or otherwise acquired by Mediaset after the date of the present Common Cross-Border Merger Plan that are held by Mediaset at the Merger Effective Date, in part will be cancelled, in accordance with Section 2:325, paragraph 3, of the DCC, and in part will be split (and will have a nominal value of Euro 0.01 each) and will become DutchCo Ordinary Shares held as treasury shares. It is envisaged that, after the Merger Effective Date, MFE will carry out a buy-back program for a maximum aggregate amount to be determined after the purchase of the withdrawn shares, if any. 19 In deroga a quanto sopra, le azioni Mediaset e Mediaset España che, alla Data di Efficacia della Fusione, saranno detenute, rispettivamente, da Mediaset e da Mediaset España quali azioni proprie, saranno annullate di diritto ai sensi della Sezione 2:325(4) del Codice Civile Olandese, dell’Articolo 2504-ter del codice civile italiano e dell’Articolo 26 della LME, e non daranno diritto a ricevere alcuna Azione Ordinaria DutchCo. Allo stesso modo, tutte le azioni eventualmente detenute da ciascuna della Società Incorporate nell’altra Società Incorporata non saranno concambiate, ma saranno annullate alla Data di Efficacia della Fusione ai sensi dell’Articolo 2504-ter del codice civile italiano e ai sensi dell’Articolo 26 della LME, nonché ai sensi della Sezione 2:325(4) del Codice Civile Olandese. Le n. 90.000 azioni DutchCo, aventi valore nominale pari a Euro 1,00 ciascuna, attualmente detenute da Mediaset, nonché ogni ulteriore azione DutchCo emessa a favore di, o altrimenti acquistata da, Mediaset successivamente alla data del Progetto Comune di Fusione Transfrontaliera e che siano detenute da Mediaset alla Data di Efficacia della Fusione, saranno in parte annullate, in conformità alla Sezione 2:325, comma 3, del Codice Civile Olandese, e in parte saranno frazionate (e avranno valore nominale pari a Euro 0,01 ciascuna) e diventeranno Azioni Ordinarie DutchCo proprie. Si prevede che, dopo la Data di Efficacia della Fusione, MFE dia corso ad un programma di acquisto di azioni proprie, per un controvalore massimo complessivo da determinarsi dopo l’acquisto delle azioni oggetto di recesso, se ve ne fossero. Como excepción a lo anterior, las acciones que tenganMediasetyMediasetEspañaen autocartera en la Fecha de Efectividad de la Fusión se amortizarán por ministerio de la ley conforme a la sección 2:325(4) del DCC, el artículo 2504-ter del código civil italiano y el artículo 26 de la LME, y no darán derecho a recibir Acciones Ordinarias de DutchCo. De igual modo, las acciones de cualquiera de las Sociedades Absorbidas de las que sea titular la otra Sociedad Absorbida se amortizarán en la Fecha de Efectividad conforme al artículo 2504-ter del código civil italiano y el artículo 26 de la LME, respectivamente, así como conforme a la sección 2:325(4) del DCC. Las 90.000 acciones de DutchCo, con un valor nominal de 1,00 euro cada una, de las que Mediaset es actualmente titular, y cualesquiera otras acciones de DutchCo emitidas a favor de Mediaset o adquiridas de otro modo por Mediaset con posterioridad a la fecha de este Proyecto Común de Fusión Transfronteriza y de las que Mediaset sea titular en la fecha de Efectividad de la Fusión, se amortizarán en parte, de conformidad con la sección 2:325, párrafo 3, del DCC, y en parte se desdoblarán (y tendrán un valor nominal de 0,01 euros cada una) y pasarán a ser Acciones Ordinarias de DutchCo en autocartera. Está previsto que después de la Fecha de Efectividad de la Fusión, MFE lleve a cabo un programa de recompra de acciones propias por un importe conjunto máximo que se determinará después de la compra, en su página, de las acciones respecto de las que se ejerciten los derechos de separación, si las hubiere.

According to Dutch law, the current articles of association of DutchCo and the proposed version of the articles of association of MFE, during the time that shares in DutchCo are held by DutchCo itself, these shares shall not be entitled to any distribution or voting rights. DutchCo treasury shares may be allocated to serve (i) the incentive plans indicated in Section 8.1, (ii) trading and hedging operations, or (iii) the exchange ratio in relation to the merger of Videotime S.p.A. in Mediaset (effective as of 1 March 2018), or may be offered and allocated for trading on the market after the Merger, in accordance with applicable laws and regulations or used for any other purpose in compliance with the applicable laws and regulations. As a result of the Merger becoming effective, all Mediaset ADRs will be cancelled and exchanged for DutchCo ADRs in accordance with Section 3.1. 4.2. The procedure for the exchange of Mediaset and Mediaset España shares for DutchCo Ordinary Shares will be as follows: upon the Merger being completed, the exchange of Mediaset and Mediaset España shares for DutchCo Ordinary Shares will take place; the DutchCo Ordinary Shares to be allotted upon completion of the Merger will be issued with effect as of the Merger Effective Date in dematerialized form and delivered to the beneficiaries through the applicable centralized clearing systems organized by Monte Titoli S.p.A., Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A.U. (Iberclear) and the relevant depositaries with which the shares of Mediaset and Mediaset España are held or deposited; 20 Ai sensi del diritto olandese, dell’attuale statuto di DutchCo e della versione proposta dello statuto di MFE, le azioni proprie di DutchCo non avranno diritto ad alcuna distribuzione né saranno munite di alcun diritto di voto fintanto che saranno detenute da DutchCo. Le azioni proprie di DutchCo potranno essere poste al servizio (i) dei piani di incentivazione indicati nel Paragrafo 8.1, (ii) di operazioni di negoziazione e copertura ovvero (iii) del rapporto di cambio in relazione alla fusione di Videotime S.p.A. in Mediaset (efficace dal 1 marzo 2018); potranno, altresì, essere offerte e collocate sul mercato per la loro negoziazione successivamente alla Fusione ai sensi delle applicabili disposizioni legislative e regolamentari ovvero utilizzate per qualsiasi altro scopo consentito ai sensi delle applicabili disposizioni legislative e regolamentari. A seguito dell’efficacia della Fusione, tutti gli ADRs di Mediaset saranno annullati e concambiati con ADRs di DutchCo come descritto nel Paragrafo 3.1. 4.2. La procedura per l’esecuzione del concambio di azioni di Mediaset e Mediaset España con Azioni Ordinarie DutchCo sarà la seguente: una volta perfezionata la Fusione, avverrà il concambio delle azioni di Mediaset e Mediaset España con Azioni Ordinarie DutchCo; le Azioni Ordinarie DutchCo da assegnare in occasione del perfezionamento della Fusione saranno emesse in regime di dematerializzazione ed assegnate agli azionisti beneficiari attraverso i sistemi di gestione accentrata organizzati da Monte Titoli S.p.A., da Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A.U. (Iberclear) nonché dai rispettivi depositari presso i quali le azioni di Mediaset e Mediaset España sono detenute o depositate, con effetto a partire dalla Data di Efficacia della Fusione; De conformidad con el Derecho neerlandés, los actuales estatutos sociales de DutchCo y la versión propuesta de los estatutos sociales de MFE, mientras que las acciones de DutchCo sean titularidad de la propia DutchCo, dichas acciones no tendrán derecho a dividendos ni a voto. Las acciones en autocartera de DutchCo podrán destinarse a atender (i) los planes de incentivos indicados en la Sección 8.1, (ii) operaciones de negociación y cobertura, o (iii) la ecuación de canje relativa a la fusión de Videotime S.p.A. con Mediaset (efectiva desde el 1 de marzo de 2018), o podrán ofertarse y colocarse para su negociación en el mercado después de la Fusión, de conformidad con la normativa aplicable, o utilizarse con cualquier otra finalidad conforme con la normativa aplicable. Como consecuencia de la efectividad de la Fusión, todos los ADRs de Mediaset se amortizarán por ADRs de DutchCo conforme a lo dispuesto en la Sección 3.1. 4.2. El procedimiento para el canje de las acciones de Mediaset y Mediaset España por Acciones Ordinarias de DutchCo será el siguiente: al consumarse la Fusión se procederá al canje de las acciones de Mediaset y Mediaset España por Acciones Ordinarias de DutchCo; las Acciones Ordinarias de DutchCo que deban asignarse con motivo de la consumación de la Fusión se emitirán con efectos desde la Fecha de Efectividad de la Fusión en forma desmaterializada y se entregarán a los beneficiarios a través de los correspondientes sistemas de compensación y liquidación centralizados organizados por Monte Titoli S.p.A., Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A.U. (Iberclear) y los depositarios pertinentes en que se encuentren depositadas las acciones de Mediaset y Mediaset España;

the DutchCo ADRs to be allotted upon completion of the Merger will be issued by the depositary bank in dematerialized form and delivered to the beneficiaries; further information on the procedure for allocation of the DutchCo Ordinary Shares shall be communicated by Mediaset in a press release to be published on the website of Mediaset (www.mediaset.it) and by Mediaset España in a notice published on the website of Mediaset España (www.telecinco.es); DutchCo will bear the costs of the exchange of Mediaset and Mediaset España shares for DutchCo Ordinary Shares other than any costs charged to the holders of shares of Mediaset and Mediaset España by their respective custodians. 4.3. In order to foster the development and continued involvement of a core base of long-term shareholders in a manner that reinforces the group’s stability, the proposed articles of association of MFE provide for a special-voting structure (the Special-Voting Structure). The purpose of the Special-Voting Structure is to reward long-term ownership of DutchCo Ordinary Shares and to promote stability of the DutchCo shareholders-base by granting long-term DutchCo shareholders Special Voting Shares (as defined below) to which multiple voting rights are attached in addition to the one granted by each DutchCo Ordinary Share that they will hold. More precisely, according to the Special-Voting Structure: Entitlement to 3 voting rights. Allotment of Special Voting Shares A. (a) 21 gli ADRs di DutchCo da assegnare in occasione del perfezionamento della Fusione saranno emessi dalla banca depositaria in regime di dematerializzazione e saranno assegnati ai beneficiari; ulteriori informazioni sulla procedura di assegnazione delle Azioni Ordinarie DutchCo saranno comunicate da Mediaset in un comunicato stampa da pubblicarsi sul sito internet di Mediaset (www.mediaset.it) e da Mediaset España con un avviso da pubblicarsi sul sito internet di Mediaset España (www.telecinco.es); DutchCo sopporterà i costi del concambio delle azioni di Mediaset e Mediaset España con Azioni Ordinarie DutchCo, diversi dai costi addebitati ai titolari di azioni Mediaset e Mediaset España da parte dei rispettivi depositari. 4.3. Al fine di incentivare lo sviluppo e il coinvolgimento continuativo di una base stabile di azionisti di lungo periodo, così da rafforzare la stabilità del gruppo, la versione proposta dello statuto di MFE prevede un meccanismo di voto speciale (il Meccanismo di Voto Speciale). Lo scopo del Meccanismo di Voto Speciale è quello di premiare la detenzione di lungo periodo di Azioni Ordinarie DutchCo e di promuovere la stabilità della base azionaria di DutchCo assegnando agli azionisti di lunga durata Azioni a Voto Speciale (come di seguito definite), cui sono attribuiti diritti di voto ulteriori al diritto di voto attribuito da ciascuna Azione Ordinaria DutchCo che i medesimi deterranno. In particolare, il Meccanismo di Voto Speciale prevede che: (a)Legittimazione a 3 diritti di voto. Assegnazione di Azioni a Voto Speciale A. los ADRs de DutchCo que deban asignarse con motivo de la consumación de la Fusión se emitirán en forma desmaterializada por el banco depositario y se entregarán a los beneficiarios; información adicional sobre el procedimiento de asignación de las Acciones Ordinarias de DutchCo será comunicada por Mediaset en una nota de prensa que se publicará en la página web de Mediaset (www.mediaset.it) y por Mediaset España en un comunicado publicado en la página web de Mediaset España (www.telecinco.es); DutchCo soportará todos los costes en relación con el canje de las acciones de Mediaset y Mediaset España por Acciones Ordinarias de DutchCo a excepción de cualesquiera gastos que sean repercutidos a los titulares de acciones de Mediaset y Mediaset España por sus respectivos custodios. 4.3. Con el fin de fomentar el desarrollo y la participación continuada y a largo plazo de un núcleo principal de accionistas de un modo tal que se refuerce la estabilidad del grupo, la propuesta de estatutos sociales de MFE prevé una estructura especial de voto (la Estructura Especial de Voto). El propósito de la Estructura Especial de Voto es recompensar la titularidad a largo plazo de las Acciones Ordinarias de DutchCo y promover la estabilidad de la base accionarial de DutchCo mediante el otorgamiento a los accionistas que se mantengan a largo plazo en el accionariado de DutchCo de Acciones Especiales de Voto (según se definen a continuación) a las que se atribuyen derechos de voto múltiples, adicionales al que otorga cada Acción Ordinaria de DutchCo de la que serán titulares. En concreto, según la Estructura Especial de Voto: (a)Derecho a 3 derechos de voto. Asignación de Acciones Especiales de Voto A.

(i) Initial Allotment: the thirtieth calendar day after the Merger Effective Date, those Mediaset and Mediaset España shareholders who have so requested (in accordance with the procedure and the requirements set out in the following paragraph) prior to, respectively, the Mediaset Extraordinary Meeting (as defined in Section 11) and the Mediaset España General Meeting (as defined in Section 11) will be entitled to 3 voting rights for each DutchCo Ordinary Share held. For this purpose, MFE will issue special voting shares A attaching 2 voting rights each, having a nominal value of Euro 0.02 (Special Voting Shares A). On the thirtieth calendar day after the Merger Effective Date (the Initial Allocation Date A), such Special Voting Shares A will be allotted to those eligible Mediaset and Mediaset España shareholders. Holders of Mediaset and Mediaset España shares who wish to receive Special Voting Shares A on the Initial Allocation Date A are required to follow the procedure described, respectively, in the “Terms and Conditions for the initial allocation of special voting shares A – Mediaset” and the “Terms and Conditions for the initial allocation of special voting shares A – Mediaset España”, attached as Schedule 3 and Schedule 4, respectively, to the Common Cross-Border Merger Plan, as well as in the “Terms and Conditions for Special Voting Shares” attached as Schedule 5 to the present Common Cross-Border Merger Plan. 22 (i)Assegnazione Iniziale: il trentesimo giorno successivo alla Data di Efficacia della Fusione, gli azionisti di Mediaset e di Mediaset España che ne abbiano fatto richiesta (nel rispetto della procedura e dei requisiti descritti nel paragrafo che segue) prima, rispettivamente, dell’Assemblea Straordinaria Mediaset (come definita nel Paragrafo 11) e dell’Assemblea Mediaset España (come definita nel Paragrafo 11) saranno legittimati ad avere 3 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, MFE emetterà azioni a voto speciale A munite di 2 diritti di voto ciascuna, aventi valore nominale pari ad Euro 0,02 (le Azioni a Voto Speciale A). Decorsi trenta giorni dalla Data di Efficacia della Fusione (la Data di Assegnazione A Iniziale), tali Azioni a Voto Speciale A saranno assegnate agli azionisti di Mediaset e di Mediaset España legittimati. Ai titolari di azioni Mediaset e Mediaset España che desiderino ricevere Azioni a Voto Speciale A alla Data di Assegnazione A Iniziale è richiesto di seguire la procedura descritta, rispettivamente, nei “Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset” e nei “Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset España”, allegati al Progetto Comune di Fusione Transfrontaliera rispettivamente quali Allegato 3 e Allegato 4, nonché nei “Termini e Condizioni delle Azioni a Voto Speciale”, allegati al Progetto Comune di Fusione Transfrontaliera quale Allegato 5. (i) Asignación Inicial: en el trigésimo día natural posterior a la Fecha de Efectividad de la Fusión, aquellos accionistas de Mediaset y Mediaset España que lo hayan solicitado (de conformidad con el procedimiento y los requisitos expuestos en el párrafo siguiente) antes de la Junta Extraordinaria de Mediaset (tal y como se define en la Sección 11) y la Junta General de Mediaset España (tal y como se define en la Sección 11), respectivamente, tendrán derecho a 3 derechos de voto por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, MEF emitirá acciones especiales de voto A, cada una de las cuales tendrá 2 derechos de voto y un valor nominal de 0,02 euros (las Acciones Especiales de Voto A). En el trigésimo día nautural posterior a la Fecha de Efectividad de la Fusión (la Fecha de Asignación Inicial A), dichas Acciones Especiales de Voto A serán asignadas a los accionistas de Mediaset y de Mediaset España que estén legitimados para recibirlas. Los accionistas de Mediaset y Mediaset España que deseen recibir Acciones Especiales de Voto A en la Fecha de Asignación Inicial A deberán seguir el procedimiento descrito, respectivamente, en los “Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A - Mediaset” y en los “Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A - Mediaset España”, que se adjuntan como Anexo 3 y Anexo 4, respectivamente, al Proyecto Común de Fusión Transfronteriza, así como en los “Términos y Condiciones de las Acciones Especiales de Voto” que se adjuntan como Anexo 5 al presente Proyecto Común de Fusión Transfronteriza;

(ii) Subsequent Allotment: as an alternative to the Initial Allotment procedure described under (i), after three years of uninterrupted ownership as well as uninterrupted registration, of DutchCo Ordinary Shares in a special loyalty register, shareholders of MFE will be entitled to 3 voting rights for each DutchCo Ordinary Share held. For this purpose, MFE will issue Special Voting Shares A. On the day falling three years after the registration of the DutchCo Ordinary Shares in a special loyalty register (the Subsequent Allocation Date A), such Special Voting Shares A will be allotted to those eligible MFE shareholders. (b) Entitlement to 5 voting rights. Allotment of Special Voting Shares B. After two years of uninterrupted ownership of Special Voting Shares A – as well as of uninterrupted registration in a special loyalty register of the DutchCo Ordinary Shares for which such Special Voting Shares A have been allotted –, shareholders of MFE will be entitled to 5 voting rights for each DutchCo Ordinary Share held. For this purpose, each Special Voting Share A held will be converted into one special voting share B attaching 4 voting rights, having a nominal value of Euro 0.04 (Special Voting Shares B). On the day falling two years after the date of allotment of Special Voting Shares A – whether it be the Initial Allocation Date A or the Subsequent Allocation Date A, as the case may be –, such Special Voting Shares B will be acquired by those eligible MFE shareholders by way of conversion of the Special Voting Shares A already held. (c) Entitlement to 10 voting rights. Allotment of Special Voting Shares C. 23 (ii)Assegnazione Successiva: in alternativa all’Assegnazione Iniziale, come descritta sub (i), decorsi tre anni di detenzione ininterrotta delle Azioni Ordinarie DutchCo nonché di registrazione continuativa delle medesime in un apposito registro speciale, gli azionisti di MFE saranno legittimati ad avere 3 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, MFE emetterà Azioni a Voto Speciale A. Il giorno corrispondente a tre anni dopo la data di iscrizione delle Azioni Ordinarie DutchCo in un apposito registro speciale (la Data di Assegnazione A Successiva), tali Azioni a Voto Speciale A saranno assegnate agli azionisti di MFE legittimati. (b)Legittimazione a 5 diritti di voto. Assegnazione di Azioni a Voto Speciale B. Decorsi due anni di detenzione ininterrotta di Azioni a Voto Speciale A – nonché di iscrizione continuativa in un apposito registro speciale delle Azioni Ordinarie DutchCo cui tali Azioni a Voto Speciale A sono associate – gli azionisti di MFE saranno legittimati ad avere 5 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, ciascuna Azione a Voto Speciale A detenuta sarà convertita in un’azione a voto speciale B munita di 4 diritti di voto, avente valore nominale pari ad Euro 0,04 (le Azioni a Voto Speciale B). Il giorno corrispondente a due anni dopo la data di assegnazione di Azioni a Voto Speciale A – sia essa la Data di Assegnazione A Iniziale o la Data di Assegnazione A Successiva, a seconda dei casi –, tali Azioni a Voto Speciale B saranno acquisite dagli azionisti di MFE legittimati per effetto della conversione delle Azioni a Voto Speciale A già detenute. (c)Legittimazione a 10 diritti di voto. Assegnazione di Azioni a Voto Speciale C. (ii) Asignación Subsiguiente: como alternativa al procedimiento de Asignación Inicial descrito en el apartado (i), tras tres años de titularidad ininterrumpida, así como de inscripción ininterrumpida en un registro especial, de las Acciones Ordinarias de DutchCo, los accionistas de MFE tendrán derecho a 3 derechos de voto por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, MFE emitirá Acciones Especiales de Voto A. En el día en que hayan transcurrido tres años desde la inscripción de las Acciones Ordinarias de DutchCo en un registro especial (la Fecha de Asignación Subsiguiente A), dichas Acciones Especiales de Voto A serán asignadas a los accionistas de MFE que estén legitimados para recibirlas. (b)Derecho a 5 derechos de voto. Asignación de Acciones Especiales de Voto B. Después de dos años de titularidad ininterrumpida de Acciones Especiales de Voto A —así como de inscripción ininterrumpida en un registro especial de aquellas Acciones Ordinarias de DutchCo por razón de las cuales se hayan asignado dichas Acciones Especiales de Voto A—, los accionistas de MFE tendrán derecho a 5 derechos votos por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, cada Acción Especial de Voto A de la que sean titulares se convertirá en una acción especial de voto B, que tendrá 4 derechos de voto y un valor nominal de 0,04 euros (Acciones Especiales de Voto B). En el día en que hayan transcurrido dos años desde la fecha de asignación de las Acciones Especiales de Voto A —ya sea la Fecha de Asignación Inicial A o la Fecha de Asignación Subsiguiente A, según sea el caso—, dichas Acciones Especiales de Voto B serán adquiridas por los accionistas de MFE que estén legitimados para ello por medio de la conversión de las Acciones Especiales de Voto A de las que ya fueran titulares. (c)Derecho a 10 derechos de voto. Asignación de Acciones Especiales de Voto C.

After three years of uninterrupted ownership of Special Voting Shares B – as well as uninterrupted registration in a special loyalty register of the DutchCo Ordinary Shares for which such Special Voting Shares B have been allotted – shareholders of MFE will be entitled to 10 voting rights for each DutchCo Ordinary Share held. For this purpose, each Special Voting Share B held will be converted into one special voting share C attaching 9 voting rights, having a nominal value of Euro 0.09 (Special Voting Shares C). On the day falling three years after the date of allotment of Special Voting Shares B, such Special Voting Shares C will be acquired by those eligible MFE shareholders by way of conversion of the Special Voting Shares B already held. Special Voting Shares A, Special Voting Shares B and Special Voting Shares C are collectively referred to as Special Voting Shares. Special Voting Shares will not be tradable on the Mercato Telematico Azionario and on the Spanish Stock Exchanges and will have only minimal economic entitlements. The characteristics of the Special Voting Shares are set out in the proposed articles of association of MFE attached as Schedule 2 to the present Common Cross-Border Merger Plan and in the “Terms and Conditions for Special Voting Shares” attached as Schedule 5 to the present Common Cross-Border Merger Plan. In case of discrepancy between the summary included in this Section 4.3, on the one hand, and the provisions set out in the proposed articles of association and “Terms and Conditions for Special Voting Shares”, on the other hand, the latter shall prevail. 24 Decorsi tre anni di detenzione ininterrotta di Azioni a Voto Speciale B – nonché di iscrizione continuativa in un apposito registro speciale delle Azioni Ordinarie DutchCo cui tali Azioni a Voto Speciale B sono associate – gli azionisti di MFE saranno legittimati ad avere 10 diritti di voto per ciascuna Azione Ordinaria DutchCo detenuta. A tale fine, ciascuna Azione a Voto Speciale B detenuta sarà convertita in un’azione a voto speciale C munita di 9 diritti di voto, avente valore nominale pari ad Euro 0,09 (le Azioni a Voto Speciale C). Il giorno corrispondente a tre anni dopo la data di assegnazione di Azioni a Voto Speciale B, tali Azioni a Voto Speciale C saranno acquisite dagli azionisti di MFE legittimati per effetto della conversione delle Azioni a Voto Speciale B già detenute. Le Azioni a Voto Speciale A, le Azioni a Voto Speciale B e le Azioni a Voto Speciale C sono di seguito congiuntamente definite le Azioni a Voto Speciale. Le Azioni a Voto Speciale non saranno negoziabili sul Mercato Telematico Azionario né sui Mercati Azionari Spagnoli e attribuiranno diritti patrimoniali limitati. Le caratteristiche delle Azioni a Voto Speciale sono disciplinate nella versione proposta dello statuto sociale di MFE, allegata al Progetto Comune di Fusione Transfrontaliera quale Allegato 2, nonché nei “Termini e Condizioni delle Azioni a Voto Speciale”, allegati al Progetto Comune di Fusione Transfrontaliera quale Allegato 5. In caso di difformità tra quanto descritto nel presente Paragrafo 4.3, da una parte, e le previsioni incluse nella versione proposta dello statuto sociale e nei “Termini e Condizioni delle Azioni a Voto Speciale”, dall’altra parte, questi ultimi prevarranno. Después de tres años de tenencia interrumpida de Acciones Especiales de Voto B —así como de inscripción ininterrumpida en un registro especial de las Acciones Ordinarias de DutchCo por razón de las cuales se hayan asignado dichas Acciones Especiales de Voto B—, los accionistas de MFE tendrán derecho a 10 votos por cada Acción Ordinaria de DutchCo de la que sean titulares. A tal efecto, cada Acción Especial de Voto B de la que sean titulares se convertirá en una acción especial de voto C, que tendrá 9 derechos de voto y un valor nominal de 0,09 euros (Acciones Especiales de Voto C). En el día en que hayan transcurrido tres años desde la fecha de asignación de las Acciones Especiales de Voto B, dichas Acciones Especiales de Voto C serán adquiridas por los accionistas de MFE que estén legitimados para ello por medio de la conversión de las Acciones Especiales de Voto B de las que ya fueran titulares. Las Acciones Especiales de Voto A, las Acciones Especiales de Voto B y las Acciones Especiales de Voto C se denominarán conjuntamente las Acciones Especiales de Voto. Las Acciones Especiales de Voto no serán negociables en el Mercato Telematico Azionario y en las Bolsas Españolas, y tan sólo tendrán derechos económicos mínimos. Las características de las Acciones Especiales de Voto están descritas en la propuesta de los estatutos sociales de MFE, que se adjuntan como Anexo 2 al presente Proyecto Común de Fusión Transfronteriza, y en los “Términos y Condiciones de las Acciones Especiales de Voto” que se adjuntan como Anexo 5 al presente Proyecto Común de Fusión Transfronteriza. En caso de discrepancia entre el resumen incluido en esta Sección 4.3, por un lado, y las disposiciones previstas en la propuesta de los estatutos sociales y en los “Términos y Condiciones de las Acciones Especiales de Voto”, por otro, prevalecerán estas últimas.

For the avoidance of doubt, Special Voting Shares are not part of the Exchange Ratios set out in Section 3.1. 4.4. Neither Mediaset nor Mediaset España has any shares outstanding that are non-voting shares or non-profit-sharing shares. Therefore, Section 2:326 sub (d) to (f) of the DCC and the special compensation arrangement (bijzondere schadeloosstellingsregeling) as referred to in Section 2:330a of the DCC do not apply. 5. 5.1. BOARD OF DIRECTORS OF DUTCHCO As of the date of the present Common Cross-Border Merger Plan, the board of directors of DutchCo is composed of the following members, as appointed by the shareholders’ meeting of DutchCo held on 16 July 2018: Mr. Marco Giordani, Chairman Ms. Monica Ballabio, Director Mr. Luigi Motta, Director Mr. Simone Sole, Director Mr. Pasquale Straziota, Director As described in the proposed articles of association of MFE, attached as Schedule 2, following the 5.2. Merger the board of directors of MFE will consist of executive directors and non-executive directors. Membership of the board of directors of DutchCo is expected to change as of the Merger Effective Date and will be disclosed pursuant to applicable legal requirements. 5.3. The general meeting of shareholders of DutchCo which will resolve on the Merger, and thus be held prior to the completion of the Merger, will resolve upon the appointment of the members of the board of directors of MFE, in accordance with the provisions of the current articles of association of DutchCo. 25 Per mera chiarezza, si precisa che le Azioni a Voto Speciale non costituiscono parte dei Rapporti di Cambio descritti nel Paragrafo 3.1. 4.4. Né Mediaset, né Mediaset España hanno emesso azioni senza diritto di voto o prive del diritto di partecipazione agli utili. Non trovano, pertanto, applicazione la Sezione 2:326 da (d) a (f) del Codice Civile Olandese né l’accordo di remunerazione speciale (bijzondere schadeloosstellingsregeling) di cui alla Sezione 2:330a del Codice Civile Olandese. 5.CONSIGLIO DI AMMINISTRAZIONE DI DUTCHCO 5.1. Alla data del presente Progetto Comune di Fusione Transfrontaliera, il consiglio di amministrazione di DutchCo è composto dai seguenti membri, come designati dall’assemblea degli azionisti di DutchCo tenutasi in data 16 luglio 2018: Marco Giordani, presidente Monica Ballabio, consigliere Luigi Motta, consigliere Simone Sole, consigliere Pasquale Straziota, consigliere 5.2. Come descritto nella versione proposta dello statuto di MFE, qui allegata quale Allegato 2, a seguito della Fusione il consiglio di amministrazione di MFE sarà composto da amministratori esecutivi e non esecutivi. Si prevede che l’attuale composizione del consiglio di amministrazione di DutchCo sarà modificata con efficacia dalla Data di Efficacia della Fusione; di tale modifica sarà data informazione nel rispetto della disciplina legislativa applicabile. 5.3. L’assemblea degli azionisti di DutchCo, che delibererà sulla Fusione e che pertanto sarà tenuta prima del perfezionamento della Fusione, delibererà altresì in merito alla nomina di ciascun candidato alla carica di consigliere di amministrazione di MFE ai sensi delle disposizioni dello statuto attuale di DutchCo. A efectos aclaratorios, las Acciones Especiales de Voto no forman parte de las Ecuaciones de Canje que figuran en la Sección 3.1. 4.4. Ni Mediaset ni Mediaset España tienen acciones en circulación que sean acciones sin voto o acciones sin derechos económicos. Por lo tanto, la sección 2:326 sub (d) a (f) del DCC y el acuerdo de compensación especial (bijzondere schadeloosstellingsregeling) a que se refiere la sección 2:330a del DCC no resultan de aplicación. 5.CONSEJOS DE ADMINISTRACIÓN DE LAS SOCIEDADES 5.1. A la fecha de este Proyecto Común de Fusión Transfronteriza, el consejo de administración de DutchCo está compuesto por los siguientes miembros, designados por la junta de accionistas de DutchCo de 16 de julio de 2018: D. Marco Angelo Ettore Giordani (presidente) Dña. Monica Ballabio (consejera) D. Luigi Motta (consejero) D. Simone Sole (consejero) D. Pasquale Straziota (consejero) 5.2. Tal y como se describe en la propuesta de los estatutos sociales de MFE que se adjuntan como Anexo 2, tras la Fusión el consejo de administración de MFE estará compuesto por consejeros ejecutivos y no ejecutivos. Está previsto que la composición del consejo de administración se modifique a partir de la Fecha de Efectividad de la Fusión y la nueva composición se dará a conocer de conformidad con las exigencias legales aplicables. 5.3. La junta general de accionistas de DutchCo que decidirá sobre la Fusión, y que por ello se celebrará antes de la consumación de la Fusión, acordará el nombramiento de los miembros del consejo de administración de MFE de conformidad con las disposiciones de los actuales estatutos sociales de DutchCo.

6. ADVANTAGES, IF ANY, GRANTED TO MEMBERS OF THE BOARDS OF DIRECTORS, THE EXPERTS EXAMINING THE PRESENT COMMON CROSS-BORDER MERGER PLAN OR THE STATUTORY AUDITORS OF THE MERGING COMPANIES ON OCCASION OF THE MERGER 6.1. No special advantages shall be granted to members of any of the Boards of Directors or of the management of the Merging Companies or to any other person on the occasion of the Merger. 6.2. No special advantages connected with the Merger have been established for the experts appointed by or at the request of the Merging Companies for purposes of drafting the mandatory expert’s reports. They will receive adequate remuneration in consideration for the services rendered. 6.3. No special advantages connected with the Merger have been established for the statutory auditors or the members of supervisory or control bodies of the Merging Companies. 7. MERGER EFFECTIVE DATE: LEGAL AS WELL AS FINANCIAL AND ACCOUNTING DATA 7.1. Subject to the completion of the pre-merger formalities and the satisfaction (or the waiver, as the case may be) of the conditions precedent, as described in Section 17, the Merger shall be implemented in accordance with Section 2:318 of the DCC and, as such, will become effective on the Merger Effective Date, namely at 00:00 am CET (Central European Time) on the day following the day on which the Merger Deed is executed before a civil law notary officiating in the Netherlands. The Dutch Commercial Register will subsequently inform the Companies' Register of Milan and the Commercial Register of Madrid about the Merger Effective Date. 26 6. VANTAGGI EVENTUALMENTE RISERVATI AI COMPONENTI DEI CONSIGLI DI AMMINISTRAZIONE, AGLI ESPERTI CHE ESAMINANO IL PRESENTE PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA O AI SINDACI DELLE SOCIETÀ PARTECIPANTI ALLA FUSIONE, IN OCCASIONE DELLA FUSIONE 6.1. In relazione alla Fusione, non sarà attribuito alcun vantaggio particolare a favore dei membri dei Consigli di Amministrazione ovvero dei componenti del management delle Società Partecipanti alla Fusione o a favore di altri soggetti. 6.2. Nessun vantaggio particolare è stato riservato, in relazione alla Fusione, a favore degli esperti nominati dalle – o su richiesta delle – Società Partecipanti alla Fusione ai fini della predisposizione delle relazioni previste ai sensi di legge. Essi riceveranno una retribuzione adeguata alle mansioni svolte. 6.3. In relazione alla Fusione, non sarà attribuito alcun vantaggio particolare a favore dei sindaci, dei membri degli organismi di vigilanza o degli organi di controllo delle Società Partecipanti alla Fusione. 7. DATA DI EFFICACIA DELLA FUSIONE AI FINI LEGALI, FINANZIARI E CONTABILI 7.1. Subordinatamente al completamento delle formalità preliminari alla Fusione e all’avveramento (o alla rinuncia, a seconda dei casi) delle condizioni sospensive, come descritte nel Paragrafo 17, la Fusione sarà eseguita in conformità con quanto previsto dalla Sezione 2:318 del Codice Civile Olandese e, pertanto, diverrà efficace alla Data di Efficacia della Fusione, e cioè alle ore 00:00 CET (Central European Time) del giorno successivo a quello di stipulazione dell’Atto di Fusione dinanzi ad un notaio operante in Olanda. Successivamente, il Registro delle Imprese olandese informerà il Registro delle Imprese di Milano e il Registro delle Imprese di Madrid in relazione alla Data di Efficacia della Fusione. 6.VENTAJAS, EN SU CASO, ATRIBUIDAS A LOS MIEMBROS DE LOS CONSEJOS DE ADMINISTRACIÓN, A LOS EXPERTOS QUE EXAMINEN EL PRESENTE PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA O A LOS AUDITORES DE LAS SOCIEDADES CON MOTIVO DE LA FUSIÓN 6.1. No se atribuirán ventajas especiales a los miembros de ninguno de los Consejos de Administración o de la dirección de ninguna de las Sociedades Participantes en la Fusión o a cualquier otra persona con motivo de la Fusión. 6.2. No se han establecido ventajas especiales en relación con la Fusión para los expertos designados por o a solicitud de las Sociedades Participantes en la Fusión a efectos de la redacción de los preceptivos informes de expertos. Los expertos recibirán una remuneración adecuada en contraprestación por los servicios prestados. 6.3. No se han establecido ventajas especiales relacionadas con la Fusión para los auditores de cuentas o los miembros de los órganos de supervisión o control de las Sociedades Participantes en la Fusión. 7. FECHA DE EFECTIVIDAD DE LA FUSIÓN: INFORMACIÓN LEGAL, ASÍ COMO FINANCIERA Y CONTABLE 7.1. Con sujeción al cumplimiento de las formalidades previas a la Fusión y a la satisfacción (o, en su caso, la renuncia) de las condiciones suspensivas, según están descritas en la Sección 17, la Fusión se llevará a cabo de conformidad con la sección 2:318 del DCC y, como tal, devendrá efectiva en la Fecha de Efectividad de la Fusión, es decir, a las 00:00 horas CET (Central European Time) del día siguiente a aquel en que se otorgue la Escritura de Fusión ante un notario público ejerciente en los Países Bajos. El Registro Mercantil neerlandés informará posteriormente al Registro Mercantil de Milán y al Registro Mercantil de Madrid de la Fecha de Efectividad de la Fusión.

7.2. According to Dutch applicable accounting regulations, the assets, liabilities and other legal relationships of Mediaset and Mediaset España will be reflected in the accounts and other financial reports of DutchCo as of the first day of the DutchCo’s financial year in which the Merger Effective Date has occured, and, therefore, the accounting effects of the Merger will be recorded in DutchCo's annual accounts from that date. 7.3. According to Italian applicable accounting regulations, the accounting effects of the Merger in Italy as regards Mediaset will be backdated as of the first day of the DutchCo’s financial year in which the Merger Effective Date has occured. 7.4. According regulations accounting toSpanishapplicableaccounting (Plan General de Contabilidad), the effects of the Merger in Spain as regards Mediaset España will be backdated as of the first day of the DutchCo’s financial year in which the Mediaset España General Meeting has approved the Merger. Therefore, should the Merger Effective Date occur by the end of 2019, the accounting effects of the Merger in Spain, Italy and the Netherlands would be backdated to 1 July 2019; should the Merger Effective Date occur in 2020 instead, the accounting effects of the Merger in Italy and in the Netherlands would be backdated to 1 January 2020, while the accounting effects of the Merger in Spain would be backdated to 1 July 2019. 7.5. 7.6. According to Article 172, paragraph 9, of Italian Presidential Decree No. 917 of 22 December 1986 (the ITC), the Merger Deed will provide that for the purposes of Italian income taxes the effects of the Merger will be backdated to the first day of the tax period of the Absorbing Company in which the Merger Effective Date has occurred. 27 7.2. Ai sensi delle disposizioni olandesi in materia di contabilità, le attività, le passività e gli altri rapporti giuridici di Mediaset e Mediaset España saranno riflessi nei bilanci e nelle altre relazioni finanziarie di DutchCo a partire dal primo giorno dell’esercizio sociale di DutchCo in cui sarà intervenuta la Data di Efficacia della Fusione e, pertanto, gli effetti contabili della Fusione saranno registrati nei bilanci annuali di DutchCo da tale data. 7.3. Ai sensi delle disposizioni italiane in materia di contabilità, gli effetti contabili della Fusione in Italia saranno retrodatati, con riferimento a Mediaset, al primo giorno dell’esercizio sociale di DutchCo in cui sarà intervenuta la Data di Efficacia della Fusione. 7.4. Ai sensi delle disposizioni spagnole in materia di contabilità (Plan General de Contabilidad), gli effetti contabili della Fusione in Spagna saranno retrodatati, con riferimento a Mediaset España, al primo giorno dell’esercizio sociale of DutchCo in cui l’Assemblea Mediaset España abbia approvato la Fusione. 7.5. Pertanto, qualora la Data di Efficacia della Fusione intervenga entro la fine del 2019, gli effetti contabili della Fusione in Spagna, in Italia e in Olanda saranno retrodatati al 1 luglio 2019; viceversa, qualora la Data di Efficacia della Fusione intervenga nel 2020, gli effetti contabili della Fusione in Italia e in Olanda saranno retrodatati al 1 gennaio 2020, mentre gli effetti contabili della Fusione in Spagna saranno retrodatati al 1 Iuglio 2019. 7.6. Ai sensi dell’Articolo 172, comma 9, del D.P.R. italiano n. 917 del 22 dicembre 1986 (“Tuir”), l’Atto di Fusione stabilirà che ai fini delle imposte italiane sui redditi gli effetti della Fusione decorreranno dal primo giorno del periodo di imposta della Società Incoroporante in cui sarà intervenuta la Data di Efficacia della Fusione. 7.2.Conforme a la normativa contable neerlandesa aplicable, los activos, pasivos y otras relaciones jurídicas de Mediaset y Mediaset España se reflejarán en las cuentas y demás informes financieros de DutchCo a partir del primer día del año en el que tenga lugar la Fecha de Efectividad de la Fusión y, por tanto, los efectos contables de la Fusión se registrarán en las cuentas anuales de DutchCo a partir de esa fecha. 7.3. Conforme a la normativa contable italiana aplicable, los efectos contables de la Fusión en Italia en lo que respecta a Mediaset se retrotraerán al primer día de aquel ejercicio social de DutchCo en el que haya tenido lugar la Fecha de Efectividad de la Fusión. 7.4. Conforme a la normativa contable española aplicable (Plan General de Contabilidad), los efectos contables de la Fusión en España en lo que respecta a Mediaset España se retrotraerán al primer día de aquel ejercicio social de DutchCo en el que la Junta General de Mediaset España haya aprobado la Fusión. 7.5. Por consiguiente, si la Fecha de Efectividad de la Fusión tuviera lugar a finales de 2019, los efectos contables de la Fusión en España, Italia y los Países Bajos se retrotraerían al 1 de julio de 2019; si, en su lugar, la Fecha de Efectividad de la Fusión tuviera lugar en 2020, los efectos contables de la Fusión en Italia y en los Países Bajos se retrotraerían al 1 de enero de 2020, mientras que los efectos contables de la Fusión en España se retrotraerían a 1 de julio de 2019. 7.6. De conformidad con el artículo 172, párrafo 9, del Decreto Presidencial italiano nº. 917 de 22 de diciembre de 1986 (el ITC), la Escritura de Fusión dispondrá que a efectos del impuesto sobre la renta en Italia los efectos de la Fusión se retrotraerán a 1 de enero de aquel período impositivo de la Sociedad Absorbente en el que tenga lugar la Fecha de Efectividad de la Fusión.

8. 8.1. OTHER RIGHTS CHARGEABLE TO DUTCHCO Mediaset has adopted (i) the 2015-2017 medium-long term incentive plan (the 2015-2017 Plan) and (ii) the 2018-2020 medium-long term incentive plan (the 2018-2020 Plan), each of which is divided into three-year cycles, for the benefit of the executives (both of Mediaset and of its subsidiaries) who are in charge of functions that are significant for achieving the group's strategic results. By way of implementation of the second three-year cycle (2016-2017-2018) of the 2015-2017 Plan, the beneficiaries of such plan will receive, during the course of 2019 and before the Merger Effective Date, Mediaset shares pursuant to the terms and conditions set forth under the plan and in the regulation thereof. Such shares will be exchanged for DutchCo Ordinary Shares pursuant to the Exchange Ratio I. Taking into consideration the effect of the Merger on the implementation of the 2015-2017 Plan and the 2018-2020 Plan, the board of directors of Mediaset, upon release of a favourable opinion by the Remuneration Committee, pursuant to the relevant regulations, resolved to suspend the implementation of the third three-year cycle of the 2015-2017 Plan and the 2018-2020 Plan. 28 8.ULTERIORI DIRITTI VANTATI NEI CONFRONTI DI DUTCHCO 8.1. Mediaset ha adottato (i) il piano d’incentivazione a medio lungo termine 2015-2017 (Piano 2015-2017) e (ii) il piano d’incentivazione a medio lungo termine 2018-2020 (Piano 2018-2020), suddivisi in cicli triennali, destinati ai dirigenti di Mediaset e di società controllate che svolgono funzioni rilevanti per il conseguimento dei risultati strategici del gruppo. In attuazione del secondo ciclo triennale (2016-2017-2018) del Piano 2015-2017, i beneficiari del piano, nel corso del 2019, prima della Data di Efficacia della Fusione, riceveranno azioni Mediaset nei termini ed alle condizioni stabiliti nel piano e nel relativo regolamento. Tali azioni saranno oggetto di concambio con Azioni Ordinarie DutchCo, secondo il Rapporto di Cambio I. Il consiglio di amministrazione di Mediaset, previo parere favorevole del Comitato Remunerazione, ai sensi dei relativi regolamenti, tenuto conto degli effetti della Fusione sull’attuazione del Piano 2015-2017 e del Piano 2018-2020, ha deliberato di sospendere l’attuazione del terzo ciclo del Piano 2015-2017 ed il Piano 2018-2020. 8.OTROS DERECHOS A CUENTA DE DUTCHCO 8.1. Mediaset ha adoptado, en beneficio de los directivos (tanto de Mediaset como de sus filiales) que están a cargo de funciones que son significativas para la consecución de los resultados estratégicos del grupo, (i) el plan de incentivos a medio-largo plazo de 2015-2017 (el Plan 2015-2017) y (ii) el plan de incentivos a medio-largo plazo de 2018-2020 (el Plan 2018-2020), cada uno de los cuales está dividido en ciclos trienales. Para ejecutar el segundo ciclo trienal (2016-2017-2018) del Plan 2015-2017, los beneficiarios de dicho plan recibirán, a lo largo de 2019 y antes de la Fecha de Efectividad de la Fusión, acciones de Mediaset conforme a los términos y condiciones establecidos en el plan y en su reglamento. Dichas acciones serán canjeadas por Acciones Ordinarias de DutchCo conforme a la Ecuación de Canje I. Habida cuenta del efecto de la Fusión sobre la ejecución del Plan 2015-2017 y del Plan 2018-2020, el consejo de administración de Mediaset, previa emisión de un dictamen favorable de la Comisión de Retribuciones, conforme a los reglamentos correspondientes, ha acordado suspender la ejecución del tercer ciclo trienal del Plan 2015-2017 y el Plan 2018-2020.

It is envisaged that the board of directors of MFE, upon release of an opinion by its compensation and nominating committee, pursuant to the relevant regulations, (i) with respect to the 2015-2017 Plan (and to third three-year cycle of the same), will make appropriate adjustments in order to maintain substantially unchanged the respective economic content (to the extent possible), according to the rules commonly accepted in the financial markets, and (ii) with respect to the 2018-2020 Plan, will resolve, acting in the best interest of the group, whether to make appropriate adjustments in order to maintain substantially unchanged the respective economic content (to the extent possible) or to cancel the plan, thus determining the procedure for early settlement. It is envisaged that the board of directors of MFE will adopt the relevant resolutions within the end of the semester following the Merger Effective Date. 8.2. Mediaset España has adopted (i) the 2017-2019 long term incentive plan, (ii) the 2018-2020 long term incentive plan, and (iii) the 2019-2021 long term incentive plan (collectively, the ME Plans), for the benefit of the executives (both of Mediaset España and its subsidiaries) who are in charge of functions that are significant for achieving the group’s strategic results. The board of directors of Mediaset España, upon release of a favourable opinion by the Appointment and Remuneration Committee, has resolved to suspend the implementation of the ME Plans. This resolution, which is expressly contemplated in the regulations applicable to the ME Plans, has been adopted in the light of the effects that the Merger could have on the ME Plans. It is envisaged that the board of directors of MFE, upon release of an opinion by its compensation and nominating committee, will resolve that: 29 Si prevede che il consiglio di amministrazione di MFE, previo parere del proprio comitato remunerazione e nomine, ai sensi dei relativi regolamenti, (i) quanto al Piano 2015-2017 (relativamente al terzo ciclo), apporti le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici, secondo le regole comunemente accettate dalla prassi dei mercati finanziari e (ii) quanto al Piano 2018-2020, decida, tenuto conto del miglior interesse del gruppo, se apportare le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici o se annullare il piano, disciplinando le modalità di liquidazione anticipata. Si prevede che il consiglio di amministrazione di MFE assuma le proprie determinazioni entro la fine del semestre successivo alla Data di Efficacia della Fusione. 8.2. Mediaset España ha adottato (i) il piano di incentivazione a lungo termine 2017-2019, (ii) il piano di incentivazione a lungo termine 2018-2020, e (iii) il piano di incentivazione a lungo termine 2019-2021 (congiuntamente i Piani ME) a beneficio dei dirigenti (sia di Mediaset España sia delle sue controllate) che rivestono ruoli significativi al fine di conseguire risultati strategici per il gruppo. Il consiglio di amministrazione di Mediaset España, previo parere favorevole del Comitato Nomine e Remunerazione, ha deliberato di sospendere l’attuazione dei Piani ME. Tale deliberazione, espressamente consentita dai regolamenti dei Piani ME, è stata adottata alla luce degli effetti che la Fusione potrebbe avere sui Piani ME medesimi. Si prevede che il consiglio di amministrazione di MFE, previo parere del proprio comitato remunerazione e nomine, deliberi di: Está previsto que el consejo de administración de MFE, previa emisión de un dictamen de su comisión de retribuciones y nominaciones, conforme a los reglamentos correspondientes, (i) realizará los ajustes oportunos en relación con el Plan 2015-2017 (y el tercer ciclo trienal del mismo) con el fin de mantener sustancialmente inalterado (en la medida de lo posible) el respectivo contenido económico, de acuerdo con las reglas comúnmente aceptadas en los mercados financieros, y (ii) decidará, actuando en el mejor interés del grupo, respecto del Plan 2018-2020, si procede realizar los ajustes oportunos para mantener sustancialmente inalterado (en la medida de lo posible) el respectivo contenido económico o cancelar el plan, determinando en tal caso el procedimiento de liquidación anticipada. Está previsto que el consejo de administración de MFE adopte los correspondientes acuerdos antes del fin del semestre siguiente a la Fecha de Efectividad de la Fusión. Mediaset España ha adoptado, en beneficio de los directivos (tanto de Mediaset España como de sus filiales) que están a cargo de funciones que son significativas para la consecución de los resultados estratégicos del grupo, (i) el plan de incentivos a largo plazo de 2017-2019, (ii) el plan de incentivos a largo plazo de 2018-2020 y (iii) el plan de incentivos a largo plazo de 2019-2021 (conjuntamente los Planes ME). El consejo de administración de Mediaset España, previa emisión de un dictamen favorable de la Comisión de Nombramientos y Retribuciones, ha acordado suspender la ejecución de los Planes ME. Este acuerdo, que está expresamente contemplado en los reglamentos aplicables a los Planes ME, ha sido adoptado a la luz de los efectos que la Fusión podría tener sobre los Planes ME. Está previsto que el consejo de administración de MFE, previa emisión de un dictamen de su comisión de retribuciones y nominaciones, decidirá:

the 2017-2019 long term incentive plan will be amended in order to maintain substantially unchanged the respective economic content (to the extent possible), according to the rules commonly accepted in the financial markets; as regards the 2018-2020 and 2019-2021 long term incentive plans, acting in the best interest of the group, whether to make appropriate adjustments in order to maintain substantially unchanged the respective economic contents (to the extent possible) and/or to implement an early settlement of any of the plans. de cualquiera de It is envisaged that the board of directors of MFE will adopt the relevant resolutions within the end of the semester following the Merger Effective Date. 8.3. Other than (i) the beneficiaries of the incentive plans adopted by Mediaset and Mediaset España as set out under Sections 8.1 and 8.2, and (ii) former shareholders of Videotime S.p.A. who have not yet requested and, thus, received Mediaset shares following the merger of Videotime S.p.A. in Mediaset (effective as of 1 March 2018), there are no persons who, in any other capacity than as Mediaset or Mediaset España shareholders, have special rights towards Mediaset or Mediaset España such as rights to participate in profit distributions or rights to acquire newly issued shares in the capital of Mediaset or Mediaset España. Therefore no other special rights are due and no compensation shall be paid to anyone at the expense of DutchCo. avía y, por tanto, Mediaset tras la marzo de 2018), es de derechos ediaset España, en el reparto de set o Mediaset 8.4. The Merging Companies currently do not have any other class of shares in issue other than the class of the ordinary shares. 30 apportare al piano di incentivazione a lungo termine 2017-2019 le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici, secondo le regole comunemente accettate dalla prassi dei mercati finanziari; in relazione al piano di incentivazione a lungo termine 2018-2020 e al piano di incentivazione a lungo termine 2019-2021, apportare le rettifiche necessarie per mantenerne (nei limiti di quanto possibile) sostanzialmente invariati i contenuti economici, tenuto conto del miglior interesse del gruppo, e/o di disciplinare una liquidazione anticipata di qualsivoglia di tali piani. Si prevede che il consiglio di amministrazione di MFE assuma le proprie determinazioni entro la fine del semestre successivo alla Data di Efficacia della Fusione. 8.3. Fatta eccezione per (i) i beneficiari dei piani di incentivazione adottati da Mediaset e da Mediaset España di cui ai Paragrafi 8.1 e 8.2, e (ii) gli ex-azionisti di Videotime S.p.A. che non hanno ancora richiesto e, dunque, ricevuto azioni Mediaset a seguito del perfezionamento della fusione di Videotime S.p.A. in Mediaset (efficace dal 1 marzo 2018) non vi sono persone, diverse dagli azionisti di Mediaset o Mediaset España, che possano vantare diritti speciali nei confronti di Mediaset o di Mediaset España, quali diritti particolari alla distribuzione degli utili ovvero all’acquisto di azioni di nuova emissione di Mediaset o Mediaset España. Pertanto, DutchCo non dovrà riconoscere diritti particolari né dovrà pagare alcun compenso a qualsivoglia soggetto. 8.4. Alla data odierna, le Società Partecipanti alla Fusione non hanno emesso azioni di categoria diverse dalle azioni ordinarie. que el plan de incentivos a largo plazo de 2017-2019 sea modificado con el fin de mantener sustancialmente inalterado (en la medida de lo posible) el respectivo contenido económico, de acuerdo con las reglas comúnmente aceptadas en los mercados financieros; respecto de los planes de inc plazo de 2018-2020 y 2019-2021 mejor interés del grupo, si real oportunosparamantener inalterados (en la medida de respectivos contenidos económic cabo una liquidación anticipada los planes. Se prevé que el consejo de admini adoptará los correspondientes acu fin del semestre siguiente a la Fech de la Fusión. 8.2. A excepción de (i) los beneficiario de incentivos adoptados por Medi España según lo dispuesto en las 8.2, y (ii) los antiguos accionista S.p.A. que no hayan solicitado tod no hayan recibido acciones de fusión por absorción de Videoti Mediaset (efectiva desde al 1 de no existen personas que, en condición que no sea la de accioni o Mediaset España, sean titular especiales frente a Mediaset o M tales como derechos a participar beneficios o derechos a adquirir ac emisión en el capital de Media España. Por consiguiente, no derechos especiales y no se indem cargo de DutchCo. 8.3. Las Sociedades Participantes en tienen actualmente emitidas accio otra clase distinta a la clase d ordinarias. entivos a largo , actuando en el izar los ajustes sustancialmente lo posible) los os y/o si llevar a stración de MFE erdos antes del a de Efectividad s de los planes aset y Mediaset Secciones 8.1 y s de Videotime me S.p.A. con cualquier otra sta de Mediaset ciones de nueva se otorgarán nizará a nadie a la Fusión no nes de ninguna e las acciones

9. THE DATE AS OF WHICH AND EXTENT TO WHICH THE NEW DUTCHCO ORDINARY SHARES ISSUED AS A RESULT OF THE MERGER WILL BE ENTITLED TO PARTICIPATE IN THE PROFITS OF DUTCHCO The DutchCo Ordinary Shares issued to the shareholders of Mediaset and Mediaset España to service the Exchange Ratios, under the terms set forth in Sections 4.1. and 4.2., will be entitled, as of the Merger Effective Date, to participate in the profits of DutchCo under the same terms and conditions as the existing DutchCo Ordinary Shares. No particular rights to the dividends will be granted in connection with the Merger. It is envisaged that, after the Merger Effective Date, MFE will make a distribution of a dividend, pursuant to Dutch law, for a total gross amount of Euro 100 million to all shareholders of MFE. Shareholders of Mediaset and Mediaset España who will exercise their withdrawal rights in connection with the Merger will have no rights to dividends which will be potentially distributed after the Merger Effective Date. 10. IMPACT OF THE MERGER ON THE MEDIASET AND MEDIASET ESPAÑA ACTIVITIES OF 31 9.DATA A PARTIRE DALLA QUALE LE AZIONI ORDINARIE DUTCHCO EMESSE IN CONSEGUENZA DELLA FUSIONE DARANNO DIRITTO A PARTECIPARE – E IN QUALE MISURA – AGLI UTILI DI DUTCHCO Le Azioni Ordinarie DutchCo emesse in favore degli azionisti di Mediaset e Mediaset España a servizio dei Rapporti di Cambio, come descritto nei Paragrafi 4.1 e 4.2, daranno diritto, a partire dalla Data di Efficacia della Fusione, alla partecipazione agli utili eventualmente distribuiti da DutchCo agli stessi termini e condizioni delle Azioni Ordinarie DutchCo esistenti. Nessun diritto particolare a ricevere dividendi sarà riconosciuto in relazione alla Fusione. Si prevede che, dopo la Data di Efficacia della Fusione, MFE proceda alla distribuzione di un dividendo, ai sensi del diritto olandese, per un ammontare complessivo lordo pari ad Euro 100 milioni a beneficio di tutti gli azionisti di MFE. Gli azionisti di Mediaset e di Mediaset España che esercitino il proprio diritto di recesso in relazione alla Fusione non avranno diritto a percepire dividendi eventualmente distribuiti a seguito della Data di Efficacia della Fusione. 10. IMPATTO DELLA FUSIONE SULLE ATTIVITÀ DI MEDIASET E MEDIASET ESPAÑA 9.FECHA A PARTIR DE LA CUAL Y MEDIDA EN LA CUAL LAS NUEVAS ACCIONES ORDINARIAS DE DUTCHCO EMITIDAS COMO CONSECUENCIA DE LA FUSIÓN TENDRÁN DERECHO A PARTICIPAR EN LOS BENEFICIOS DE DUTCHCO Las Acciones Ordinarias de DutchCo que sean emitidas a favor de los accionistas de Mediaset y Mediaset España para atender las Ecuaciones de Canje, conforme a las condiciones establecidas en las Secciones 4.1 y 4.2, darán derecho, desde la Fecha de Efectividad de la Fusión, a participar en los beneficios de DutchCo en los mismos términos y condiciones que las Acciones Ordinarias de DutchCo existentes. No se otorgará ningún derecho particular a los dividendos en relación con la Fusión. Se prevé que, tras la Fecha de Efectividad de la Fusión, MFE distribuirá un dividendo a todos sus accionistas, conforme a Derecho neerlandés, por un importe bruto total de 100 millones de euros. Los accionistas de Mediaset y Mediaset España que ejerciten sus derechos de separación en relación con la Fusión no tendrán derecho a los dividendos que puedan ser eventualmente distribuidos tras la Fecha de Efectividad de la Fusión. 10.IMPACTO DE LA FUSIÓN EN LAS ACTIVIDADES DE MEDIASET Y MEDIASET ESPAÑA

As previously explained, the Merger will take place only once the Preliminary Reorganizations are completed. The Mediaset Reorganization and the Mediaset España Segregation are aimed, among others, at allowing NewCo Italia and GA Mediaset to continue operating the businesses of Mediaset and Mediaset España, once the Transaction is completed, within the same legal and business framework as the one regulated by the laws currently applicable to the activities of Mediaset and Mediaset España, without prejudice to any potential cost efficiencies and savings that may be achieved within the framework of the Transaction. For a description of the Preliminary Reorganizations see Recital (B). After the Merger Effective Date, the activities which will have been retained by Mediaset following the Mediaset Reorganization will be carried out by DutchCo. EXPECTED EFFECTS OF THE MERGER ON EMPLOYMENT AND CORPORATE RESPONSIBILITY 11. By virtue of the Preliminary Reorganizations, NewCo Italia and GA Mediaset will substantially assume the same business organization as Mediaset and Mediaset España’s in terms of human resources, policies and procedures that have been in force as regards personnel management. The Merger is not expected to have any material impact on the employees of Mediaset and Mediaset España (whereby such employees are currently envisaged to be employees, respectively, of NewCo Italia and GA Mediaset upon completion of the Preliminary Reorganizations). Currently DutchCo does not have any employees. 32 Come precedentemente spiegato, la Fusione avrà luogo solo a seguito del perfezionamento delle Riorganizzazioni Preliminari. La Riorganizzazione Mediaset e la Segregazione Mediaset España sono finalizzate, inter alia, a consentire a NewCo Italia e a GA Mediaset di continuare le attività di Mediaset e di Mediaset España, una volta che l’Operazione si sia perfezionata, nel medesimo assetto giuridico e aziendale regolato dalla legislazione attualmente applicabile allo svolgimento delle attività di Mediaset e di Mediaset España, fermo restando in ogni caso il perseguimento di efficienze di costi e risparmi nel contesto dell’Operazione. Una descrizione delle Riorganizzazioni Preliminari è contenuta nella Premessa (B). Successivamente alla Data di Efficacia della Fusione, le attività che saranno rimaste proprie di Mediaset a seguito della Riorganizzazione Mediaset saranno esercitate da DutchCo. 11.PREVEDIBILICONSEGUENZEDELLAFUSIONE SULL’OCCUPAZIONE E RESPONSABILITÀ SOCIALE In forza delle Riorganizzazioni Preliminari, NewCo Italia e GA Mediaset assumeranno sostanzialmente la medesima organizzazione aziendale di Mediaset e di Mediaset España in termini di risorse del personale, di policies e di procedure che sono state instaurate in relazione alla gestione del personale. Si prevede che la Fusione non abbia alcun impatto significativo sui dipendenti di Mediaset e Mediaset España (dal momento che è attualmente previsto che tali dipendenti saranno, rispettivamente, dipendenti di NewCo Italia e di GA Mediaset a seguito del perfezionamento delle Riorganizzazioni Preliminari). Attualmente DutchCo non ha in forza alcun dipendente. Como se ha explicado previamente, la Fusión únicamente tendrá lugar cuando se hayan consumado las Reorganizaciones Preliminares. La Reorganización de Mediaset y la Segregación de Mediaset España están dirigidas, entre otros, a permitir que NewCo Italia y GA Mediaset continúen gestionando los negocios de Mediaset y Mediaset España una vez se haya consumado la Operación dentro del mismo marco jurídico y empresarial que el regulado por las leyes actualmente aplicables a las actividades de Mediaset y Mediaset España, sin perjuicio de las eficiencias en costes, y ahorros, que puedan alcanzarse en el marco de la Operación. Para una descripción de las Reorganizaciones Preliminares, véase el Expositivo (B). Después de la Fecha de Efectividad de la Fusión, las actividades que hubiera mantenido Mediaset tras la Reorganización de Mediaset serán llevadas a cabo por DutchCo. 11. EFECTOS ESPERADOS DE LA FUSIÓN SOBRE EL EMPLEO, E INCIDENCIA EN LA RESPONSABILIDAD SOCIAL CORPORATIVA En virtud de las Reorganizaciones Preliminares, NewCo Italia y GA Mediaset asumirán sustancialmente la misma organización empresarial que Mediaset y Mediaset España en términos de recursos humanos, políticas y procedimientos que han estado en vigor en materia de gestión de personal. No se espera que la Fusión tenga impacto material alguno sobre los empleados de Mediaset y Mediaset España (por cuanto está actualmente previsto que tales empleados lo continúen siendo de NewCo Italia y de GA Mediaset, respectivamente, tras consumarse las Reorganizaciones Preliminares). Actualmente, DutchCo no tiene empleados.

The Merging Companies will comply with their respective information obligations and, should this be the case, of consultation with the employees’ representatives, in accordance with the applicable labor legislation. The communication procedure to trade unions, as provided for under Article 2112 of the Italian civil code and Article 47 of Italian Law No. 428 of December 29, 1990, as subsequently amended, will be carried out by Mediaset and NewCo Italia with respect to the Mediaset Reorganization. Since, upon completion of the Mediaset Reorganization, Mediaset is not currently envisaged to have any employees, the mentioned communication procedure to trade unions will not have to be repeated by Mediaset and DutchCo with respect to the Merger. The Merger, together with the Mediaset España Segregation, will be notified by Mediaset España to the relevant labor authorities and the General Treasury of the Social Security (Tesorería General de la Seguridad Social). Additionally, in accordance with the provisions of Article 8 of Legislative Decree 108, the explanatory report prepared by the board of directors of Mediaset (the Mediaset Report) will be made available to Mediaset employees at least 30 days prior to the extraordinary meeting of shareholders of Mediaset called for the purposes of approving the Merger (the Mediaset Extraordinary Meeting). Similarly, the information referred to in Article 39 of the LME and Article 44.6 of the Spanish Law of the Workers’ Statute as regards the Merger (and the Mediaset España Segregation) will be made available toMediasetEspaña’sworkers’ representatives before the call of the Mediaset España general shareholders’ meeting is published (the Mediaset España General Meeting). 33 Le Società Partecipanti alla Fusione adempiranno ai rispettivi obblighi di informazione e, qualora sia necessario, di consultazione con le rappresentanze dei dipendenti in conformità a quanto previsto dalla normativa giuslavoristica applicabile. Mediaset e NewCo Italia espleteranno la procedura di comunicazione alle rappresentanze sindacali prevista dall’Articolo 2112 del codice civile italiano e dall’Articolo 47 della legge n. 428 del 29 dicembre 1990, come successivamente modificata, in relazione alla Riorganizzazione Mediaset. In considerazione del fatto che, a seguito del perfezionamento della Riorganizzazione Mediaset, è attualmente previsto che Mediaset non abbia in forza alcun dipendente, la citata procedura di comunicazione alle rappresentanze sindacali non dovrà essere ripetuta da Mediaset e da DutchCo in relazione alla Fusione. Mediaset España informerà della Fusione e della Segregazione Mediaset España le competenti autorità lavoristiche statali e la Tesoreria Generale della Previdenza Sociale (Tesorería General de la Seguridad Social). Oltre a quanto sopra, in conformità alle previsioni di cui all’Articolo 8 del Decreto Legislativo 108, la relazione illustrativa predisposta dal consiglio di amministrazione di Mediaset (la Relazione Mediaset) sarà resa disponibile ai dipendenti di Mediaset almeno 30 giorni prima dell’assemblea straordinaria degli azionisti di Mediaset convocata per l’approvazione della Fusione (l’Assemblea Straordinaria Mediaset). Analogamente, le informazioni di cui all’Articolo 39 della LME e all’Articolo 44.6 della legge spagnola sullo Statuto dei Lavoratori in relazione alla Fusione (e alla Segregazione Mediaset España) saranno rese disponibili alle rappresentanze dei lavoratori prima della pubblicazione della convocazione dell’assemblea degli azionisti di Mediaset España (l’Assemblea Mediaset España). Las Sociedades Participantes en la Fusión cumplirán con sus respectivas obligaciones de información y, si fuera el caso, de consulta con los representantes de los trabajadores, de conformidad con la normativa laboral aplicable. El procedimiento de comunicación a sindicatos, según lo previsto en el artículo 2112 del código civil italiano y el artículo 47 de la Ley italiana nº. 428 de 29 de diciembre de 1990, en su redacción vigente, será llevado a cabo por Mediaset y NewCo Italia en relación con la Reorganización de Mediaset. Debido a que no está previsto que, tras la consumación de la Reorganización de Mediaset, Mediaset tenga ningún empleado, el mencionado procedimiento de comunicación a los sindicatos no habrá de ser repetido por Mediaset y DutchCo en relación con la Fusión. La Fusión, junto con la Segregación de Mediaset España, será notificada por Mediaset España a las autoridades laborales pertinentes y a la Tesorería General de la Seguridad Social. Asimismo, de conformidad con las disposiciones del artículo 8 del Decreto Legislativo 108, el informe explicativo elaborado por el consejo de administración de Mediaset (el Informe Mediaset) será puesto a disposición de los trabajadores al menos con 30 días de antelación a la junta general extraordinaria de accionistas convocada a los efectos de aprobar la Fusión (la Junta Extraordinaria de Mediaset). De modo similar, la información a que se refiere el artículo 39 de la LME y el artículo 44.6 de la Ley del Estatuto de los Trabajadores será puesta a disposición de los representantes de los trabajadores de Mediaset España con anterioridad a la publicación de la convocatoria de la junta general de accionistas de Mediaset España (la Junta General de Mediaset España).

The Merger is not expected to have any material impact on the Companies’ corporate social responsibility either. As regards gender distribution in its board of directors upon completion of the Merger, it is envisaged that MFE will act in compliance with the targets as referred to in Section 2:166 of the DCC (i.e., a balanced composition of at least 30% of male and female). The Merger is not expected to have a significant impact on gender distribution if compared with the current management bodies of Mediaset and Mediaset España. MFE may approve new stock incentive plans for directors and/or employees of MFE. Newly issued DutchCo Ordinary Shares and/or treasury shares of MFE may be used to serve these plans. 12. INFORMATION ON THE PROCEDURES FOR THE INVOLVEMENT OF EMPLOYEES IN DEFINING THEIR CO-DETERMINATION RIGHTS IN DUTCHCO Article 19 of Legislative Decree 108 and Title IV of Spanish Law 31/2006 of 18 October on the involvement of workers in European joint-stock companies and cooperatives do not apply to the Merger, since DutchCo, as the surviving company in the Merger, is a Dutch company (and not an Italian or a Spanish company) and neither Mediaset nor Mediaset España nor DutchCo apply an employee participation system within the meaning of the Directive. 34 Si prevede che la Fusione non abbia altresì alcun impatto significativo in relazione ai profili di responsabilità sociale delle Società. Con riferimento al principio di equa rappresentanza di genere all’interno del proprio consiglio di amministrazione a seguito del perfezionamento della Fusione, si prevede che MFE agisca nel rispetto degli obiettivi fissati dalla Sezione 2:166 del Codice Civile Olandese (i.e., il genere meno rappresentato deve essere rappresentato per almeno il 30%). Si prevede che la Fusione non abbia alcun impatto significativo sul principio di equa rappresentanza di genere, se si tiene conto dell’attuale composizione degli organi amministrativi di Mediaset e di Mediaset España. MFE potrà approvare nuovi piani di incentivazione azionari per amministratori e/o dipendenti di MFE. A servizio di tali piani potranno essere utilizzate Azioni Ordinarie DutchCo di nuova emissione e/o azioni proprie di MFE. 12. INFORMAZIONI SULLE PROCEDURE PER LA PARTECIPAZIONE DEI DIPENDENTI NELLA DEFINIZIONE DEI LORO DIRITTI DI CO-DETERMINAZIONE (PARTECIPAZIONE) IN DUTCHCO L’Articolo 19 del Decreto Legislativo 108 e il Titolo IV della legge spagnola 31/2006 del 18 ottobre, che regola la partecipazione dei lavoratori nelle società per azioni e nelle società cooperative europee, non trovano applicazione con riferimento alla Fusione poiché DutchCo, quale società incorporante nel contesto della Fusione, è una società olandese (e non una società italiana né una società spagnola) e, inoltre, né Mediaset, né Mediaset España, né DutchCo sono amministrate in regime di partecipazione dei dipendenti ai sensi della Direttiva. Tampoco se espera que la Fusión tenga ningún impacto sustancial en la responsabilidad social corporativa de las Sociedades. En lo que se refiere a la distribución por género en su consejo de administración cuando se consume la Fusión, se prevé que MFE actuará de acuerdo con los objetivos a que se refiere la sección 2:166 del DCC (es decir, una composición equilibrada de al menos el 30% de hombres y mujeres). No se espera que la Fusión tenga un impacto significativo en la distribución por género si se compara con los actuales órganos de administración de Mediaset y Mediaset España. MFE podrá aprobar nuevos planes de incentivos en acciones para administradores y/o empleados de MFE. Se podrán emplear Acciones Ordinarias de DutchCo de nueva emisión y/o acciones en autocartera de MFE para atender las previsiones de dichos planes. 12. INFORMACIÓN SOBRE LOS PROCEDIMIENTOS PARA LA PARTICIPACIÓN DE LOS TRABAJADORES EN LA DEFINICIÓN DE SUS DERECHOS DE CO-DETERMINACIÓN EN DUTCHCO El artículo 19 del Decreto Legislativo 108 y el título IV de la Ley 31/2006 de 18 de octubre sobre la implicación de los trabajadores en las sociedades anónimas y cooperativas europeas no resulta de aplicación a la Fusión, dado que DutchCo, como sociedad resultante en la Fusión, es una sociedad neerlandesa (y no una sociedad italiana o española) y ni Mediaset ni Mediaset España ni DutchCo aplican un sistema de participación de los trabajadores en el sentido de la Directiva.

Since the proposal to the shareholders of the Merging Companies to approve the present Common Cross-Border Merger Plan will also include – or will be combined with – the proposal to the shareholders of the Merging Companies not to open negotiations with regard to arrangements of co-determination, such in accordance with Section 2:333k, paragraph 12, of the DCC, no special negotiation body will have to be set up pursuant to Section 2:333k, paragraph 3, sub c of the DCC. In light of the above, no special negotiation body will have to be set up and no other action whatsoever will have to be taken with regard to employee participation in the context of the contemplated Merger. 13. INFORMATION ON THE VALUATION OF THE ASSETS AND LIABILITIES TO BE TRANSFERRED TO DUTCHCO 13.1. The annual financial statements of Mediaset as at 31 December 2018, as approved by the shareholders’ meeting of Mediaset on 18 April 2019, is the merger balance sheet (situazione patrimoniale) for purposes of Article 2501-quater, paragraph 1, of the Italian civil code (the Mediaset Balance Sheet). The audited annual financial statements of Mediaset España as at 31 December 2018, as approved by the shareholders’ meeting of Mediaset España on 10 April 2019, include the merger balance sheet (balance de fusión) for purposes of Article 36 of the LME (the Mediaset España Balance Sheet). The Mediaset España Balance Sheet, together with the rest of the documents comprising the Mediaset España annual financial statements as at 31 December 2018, has also been used for purposes of establishing the conditions of the Merger pursuant to Article 31.10 of the LME. 13.2. 35 Posto che la proposta di approvazione del Progetto Comune di Fusione Transfrontaliera da parte degli azionisti delle Società Partecipanti alla Fusione includerà - ovvero sarà integrata con - la proposta agli azionisti delle Società Partecipanti alla Fusione di non aprire le negoziazioni con riferimento agli accordi di partecipazione dei lavoratori, ai sensi della Sezione 2:333k, paragrafo 12, del Codice Civile Olandese, nessun organismo speciale ai fini della negoziazione verrà costituito ai sensi della Sezione 2:333k paragrafo 3 sub c del Codice Civile Olandese. Alla luce di quanto sopra, non dovranno essere costituiti particolari organismi ai fini della negoziazione, né altre azioni di qualsivoglia natura dovranno essere intraprese con riferimento alla partecipazione dei dipendenti nell’ambito della prospettata Fusione. 13. INFORMAZIONI SULLA VALUTAZIONE DELLE ATTIVITÀ E PASSIVITÀ CHE DOVRANNO ESSERE TRASFERITE A DUTCHCO 13.1. Il bilancio di Mediaset al 31 dicembre 2018, approvato dall’assemblea degli azionisti di Mediaset in data 18 aprile 2019, costituisce la situazione patrimoniale di fusione ai fini dell’Articolo 2501-quater, comma 1, del codice civile italiano (il Bilancio Mediaset). 13.2. Il bilancio – completo della relazione della società di revisione – di Mediaset España al 31 dicembre 2018, approvato dall’assemblea degli azionisti di Mediaset España in data 10 aprile 2019, include la situazione patrimoniale di fusione (balance de fusión) ai fini dell’Articolo 36 della LME (il Bilancio Mediaset España). Il Bilancio Mediaset España, insieme al resto della documentazione che include le informazioni finanziarie relative a Mediaset España al 31 dicembre 2018, è stato anche utilizzato per stabilire le condizioni di Fusione ai sensi dell’Articolo 31.10 della LME. Dado que la propuesta a las juntas generales de accionistas de las Sociedades Participantes en la Fusión de aprobar el presente Proyecto Común de Fusión Transfronteriza también incluirá —o se combinará con— la propuesta a las juntas generales de accionistas de las Sociedades Participantes en la Fusión de no iniciar negociaciones en relación con acuerdos de co-determinación, y ello de conformidad con la sección 2:333k, párrafo 12, del DCC, no será necesario crear un órgano negociador conforme a la sección 2:333k, párrafo 3, sub c del DCC. En vista de lo anterior, no será necesaria la constitución de un órgano negociador especial ni la adopción de ninguna otra medida en relación con la participación de los trabajadores en el contexto de la Fusión contemplada. 13. INFORMACIÓN SOBRE LA VALORACIÓN DE LOS ACTIVOS Y PASIVOS QUE SE TRANSMITIRÁN A DUTCHCO 13.1. Los estados financieros anuales de Mediaset cerrados a 31 de diciembre de 2018, según han sido aprobados por la junta de accionistas de Mediaset el 18 de abril de 2019, son el balance de fusión (situzione patrimoniale) a efectos del artículo 2501-quater, párrafo 1, del código civil italiano (el Balance de Mediaset). 13.2. Los estados financieros anuales auditados de Mediaset España cerrados a 31 de diciembre de 2018, según han sido aprobados por la junta de accionistas de Mediaset España el 10 de abril de 2019, incluyen el balance de fusión a efectos del artículo 36 de la LME (el Balance de Mediaset España). El Balance de Mediaset España, junto con los restantes documentos que integran los estados financieros anuales cerrados a 31 de diciembre de 2018, también ha sido empleado a efectos de establecer las condiciones de la Fusión conforme al artículo 31.10 de la LME.

13.3. The financial statements of DutchCo as at 31 December 2018, as adopted by the general meeting of shareholders of DutchCo on 17 April 2019 is the merger balance sheet for purposes of Section 2:314 of the DCC (the DutchCo Balance Sheet and, together with the Mediaset Balance Sheet and the Mediaset España Balance Sheet, the Merger Balance Sheets). Notwithstanding the above, any material changes in the assets or liabilities arising between the date of this Common Cross-Border Merger Plan and the date(s) of the shareholders meetings of the Merging Companies that have to decide on the Merger, shall be reported to the relevant shareholders meeting and to the boards of directors of the other Merging Companies in accordance with the provisions of Article 39.3 of the LME and Article 2501-quinquies, paragraph 3, of the Italian civil code. 13.4. 13.5. Furthermore (and as regards Mediaset España, for purposes of Article 31.9ª LME), the assets and liabilities of Mediaset and Mediaset España will be recognized by DutchCo in its individual accounts for their net accounting value according to applicable accounting consolidation rules and within the limits of the carrying amounts detailed in the consolidated financial statements of Mediaset prior to the execution of the Transaction. DutchCo will prepare its consolidated financial statements and its company only financial statements in accordance with International Financial Reporting Standards as adopted by the European Union (EU-IFRS) and with Part 9 of Book 2 of the DCC. 13.6. 36 13.3. Il bilancio di DutchCo al 31 dicembre 2018, come approvato dall’assemblea di DutchCo in data 17 aprile 2019, costituisce la situazione patrimoniale di fusione ai fini della Sezione 2:314 del Codice Civile Olandese (il Bilancio DutchCo e, congiuntamente con il Bilancio Mediaset e il Bilancio Mediaset España, le Situazioni Patrimoniali di Fusione). 13.4. Fermo quanto sopra, le modifiche rilevanti degli elementi dell’attivo e del passivo eventualmente intervenute tra la data del Progetto Comune di Fusione Transfrontaliera e la/le data/e delle assemblee degli azionisti delle Società Partecipanti alla Fusione che dovranno decidere sulla Fusione, dovranno essere segnalate ai soci in assemblea e all’organo amministrativo delle altre Società Partecipanti alla Fusione ai sensi dell’Articolo 39.3 della LME e dell’Articolo 2501-quinquies, comma 3, del codice civile italiano. 13.5. Inoltre (e, per quanto concerne Mediaset España, ai sensi dell’Articolo 31.9a della LME), le attività e passività di Mediaset e di Mediaset España saranno iscritte nel bilancio di DutchCo al loro valore netto contabile consolidato secondo le norme contabili applicabili e nei limiti dei valori contabili riportati nel bilancio consolidato di Mediaset prima dell'Operazione. 13.6. DutchCo predisporrà il proprio bilancio consolidato e il proprio bilancio d’esercizio in conformità agli International Financial Reporting Standards adottati dall’Unione Europea (EU-IFRS) e al Titolo 9 Libro 2 del Codice Civile Olandese. 13.3. Los estados financieros de DutchCo cerrados a 31 de diciembre de 2018, según han sido aprobados por la junta general de accionistas de DutchCo el 17 de abril de 2019, son el balance de fusión a efectos de la sección 2:314 del DCC (el Balance de DutchCo y, conjuntamente con el Balance de Mediaset y el Balance de Mediaset España, los Balances de Fusión). 13.4. Sin perjuicio de lo anterior, cualesquiera modificaciones importantes del activo o del pasivo acaecidas entre la fecha de este Proyecto Común de Fusión Transfronteriza y la(s) fecha(s) de las juntas de accionistas de las Sociedades Participantes en la Fusión que hayan de decidir sobre la misma, se comunicarán a las correspondientes juntas de accionistas y a los consejos de administración de las otras Sociedades Participantes en la Fusión de conformidad con lo dispuesto en el artículo 39.3 de la LME y el artículo 2501-quinquies, párrafo 3, del código civil italiano. 13.5. Por otra parte (y en lo que respecta a Mediaset España a efectos del artículo 31.9ª de la LME), los activos y pasivos de Mediaset y Mediaset España serán reconocidos por DutchCo en sus cuentas individuales por su valor neto contable según la normativa de consolidación contable aplicable y dentro de los límites de los importes en libros de los estados financieros consolidados de Mediaset previos a la ejecución de la Operación. 13.6. DutchCo elaborará sus estados financieros consolidados y sus estados financieros individuales de conformidad con las Normas Internacionales de Información Financiera adoptadas por la Unión Europea (EU-IFRS) y con la parte 9 del Libro 2 del DCC.

14. GOODWILL AND DISTRIBUTABLE RESERVES OF DUTCHCO As the Merger is accounted on the basis of the net accounting value, there will be no goodwill impact other than that the amount of goodwill recorded in the books of Mediaset and Mediaset España will be equally represented in the books of DutchCo. 14.1. 14.2. As a result of the Merger, the freely distributable reserves (vrij uitkeerbare reservesk) of DutchCo shall increase in the amount equal to the difference between the value of: (A) the assets, liabilities and other legal relationships of Mediaset and Mediaset España being acquired and assumed by DutchCo on the occasion of the Merger and (B) the sum of the nominal value of all DutchCo Ordinary Shares, equal to Euro 0.01, for each DutchCo Ordinary Share in issue immediately after the Merger becoming effective, and the reserves DutchCo must maintain pursuant to Dutch law as of the Merger Effective Date. 15. WITHDRAWAL RIGHTS OF MEDIASET AND MEDIASET ESPAÑA SHAREHOLDERS WITHDRAWAL RIGHTS OF MEDIASET SHAREHOLDERS (A) 15.1. Mediaset shareholders who do not participate in the adoption of the resolution on the Merger will be entitled to exercise their withdrawal right pursuant to Article 2437, paragraph 1, of the Italian civil code, and Article 5 of Legislative Decree 108, given that MFE, as resulting company from the Merger, will be organized and managed under the laws of a country other than Italy (i.e., the Netherlands). The Mediaset shareholders entitled to exercise their withdrawal right who actually do so shall hereinafter be referred to as the Withdrawing Shareholders. 37 14.AVVIAMENTO E RISERVE DISTRIBUIBILI DI DUTCHCO 14.1. Poiché la Fusione viene contabilizzata sulla base dei valori netti contabili, non vi saranno impatti sull’avviamento salvo il fatto che il valore dell’avviamento rappresentato alla data odierna nei libri sociali di Mediaset e Mediaset España sarà rappresentato allo stesso modo nei libri sociali di DutchCo. 14.2. Per effetto della Fusione, le riserve liberamente distribuibili (vrij uitkeerbare reserves) di DutchCo si incrementeranno per un importo pari alla differenza tra: (A) il valore delle attività, delle passività e degli altri rapporti giuridici di Mediaset e Mediaset España acquisiti da DutchCo in occasione della Fusione e (B) la somma del valore nominale delle Azioni Ordinarie DutchCo, pari a Euro 0,01 per ciascuna Azione Ordinaria DutchCo da assegnarsi una volta che la Fusione sia divenuta efficace e delle riserve che DutchCo deve mantenere ai sensi del diritto olandese, a partire dalla Data di Efficacia della Fusione. 15.DIRITTO DI RECESSO DEGLI AZIONISTI DI MEDIASET E MEDIASET ESPAÑA (A)DIRITTO DI RECESSO DEGLI AZIONISTI DI MEDIASET 15.1. Gli azionisti di Mediaset che non concorrano all’adozione della deliberazione sulla Fusione saranno legittimati ad esercitare il loro diritto di recesso ai sensi dell’Articolo 2437, comma 1, del codice civile italiano e dell’Articolo 5 del Decreto Legislativo 108, in quanto MFE, quale società risultante dalla Fusione, sarà soggetta al diritto di un paese diverso dall’Italia (i.e., l’Olanda). Gli azionisti di Mediaset aventi diritto a esercitare il proprio diritto di recesso e che lo esercitino effettivamente saranno d’ora in poi definiti come Azionisti Recedenti. 14.FONDO DE COMERCIO Y RESERVAS DISTRIBUIBLES DE DUTCHCO 14.1. Dado que la Fusión se contabiliza sobre la base del valor neto contable, no habrá impacto sobre el fondo de comercio más allá de que el importe del fondo de comercio registrado en los libros de Mediaset y Mediaset España estará igualmente reflejado en los libros de DutchCo. 14.2. Como resultado de la Fusión, las reservas de libre distribución (vrij uitkeerbare reserves) de DutchCo se incrementarán por un importe equivalente a la diferencia entre el valor de: (A) los activos, pasivos y demás relaciones jurídicas de Mediaset y Mediaset España adquiridos y asumidos por DutchCo con motivo de la Fusión, y (B) el sumatorio del valor nominal de todas las Acciones Ordinarias de DutchCo, igual a 0,01 euros por cada Acción Ordinaria de DutchCo emitida inmediatamente después de la efectividad de la Fusión, y las reservas que DutchCo deba mantener conforme a Derecho neerlandés desde la Fecha de Efectividad de la Fusión. 15.DERECHOS DE SEPARACIÓN DE LOS ACCIONISTAS DE MEDIASET Y MEDIASET ESPAÑA (A)DERECHOS DE SEPARACIÓN DE ACCIONISTAS DE MEDIASET 15.1. Los accionistas de Mediaset que no participen en la adopción del acuerdo sobre la Fusión tendrán derecho a ejercitar su derecho de separación de conformidad con el artículo 2437, párrafo 1, letra c), del código civil italiano, y el artículo 5 del Decreto Legislativo 108, dado que MFE, como sociedad resultante de la Fusión, estará constituida y gestionada con arreglo al Derecho de un país distinto de Italia (es decir, los Países Bajos). Los accionistas de Mediaset con derecho a ejercitar su derecho de separación que efectivamente lo ejerciten se denominarán en lo sucesivo los Accionistas que se Separan.

15.2. In accordance with Article 2437-bis of the Italian civil code, eligible Mediaset shareholders may exercise their withdrawal right, in relation to some or all of their shares, by sending a notice via registered mail to the official seat of Mediaset no later than 15 days following registration with the Companies' Register of Milan of the minutes of the Mediaset Extraordinary Meeting approving the Merger. Notice of the registration will be published in a daily newspaper and on the Mediaset corporate website. 15.3. Mediaset shares in relation to which the withdrawal right is exercised shall not be sold or disposed until they are either transferred or it has been verified that the conditions precedent to the Merger will not be satisfied or waived, as applicable. 15.4. In accordance with Article 2437-ter, paragraph 3, of the Italian civil code, the redemption price payable to the Withdrawing Shareholders will be determined by referring to the arithmetic average of the daily closing prices of Mediaset shares during the six-month period prior to the date of publication of the notice for convening the Mediaset Extraordinary Meeting. Mediaset will provide shareholders with information relating to the redemption price in accordance with the applicable laws and regulations. Once the fifteen-day exercise period has expired and before the Merger becomes effective, the shares with respect to which withdrawal rights have been exercised will be offered by Mediaset to its existing shareholders and subsequently, if any such shares remain unsold, they may be offered to third parties; potential outstanding and unsold shares will be acquired by MFE at the redemption price. The above offer and sale procedure, as well as any payment of the redemption price to Withdrawing Shareholders, will be conditional upon completion of the Merger. 15.5. 38 15.2. Ai sensi dell’Articolo 2437-bis del codice civile italiano, gli azionisti di Mediaset potranno esercitare validamente il loro diritto di recesso, in relazione a tutte o parte delle azioni detenute, inviando una comunicazione a mezzo raccomandata alla sede legale di Mediaset non oltre 15 giorni successivi all’iscrizione presso il Registro delle Imprese di Milano del verbale dell’Assemblea Straordinaria Mediaset che approvi la Fusione. Un avviso relativo all’avvenuta iscrizione sarà pubblicato su un quotidiano e sul sito internet di Mediaset. 15.3. Le azioni Mediaset per le quali è esercitato il recesso non possono essere vendute o costituire oggetto di atti di disposizione sino al trasferimento delle azioni medesime ovvero alla verifica del mancato avveramento (o della mancata rinuncia, a seconda dei casi) delle condizioni sospensive alla Fusione. 15.4. Ai sensi dell’Articolo 2437-ter, comma 3, del codice civile italiano, il prezzo di liquidazione da riconoscere agli Azionisti Recedenti sarà determinato facendo riferimento alla media aritmetica dei prezzi di chiusura delle azioni Mediaset nei sei mesi che precedono la pubblicazione dell’avviso di convocazione dell’Assemblea Straordinaria Mediaset. Mediaset informerà gli azionisti circa il prezzo di liquidazione ai sensi delle applicabili disposizioni legislative e regolamentari. 15.5. Una volta scaduto il periodo di quindici giorni e prima che la Fusione diventi efficace, le azioni in relazione alle quali sia stato esercitato il diritto di recesso saranno offerte da Mediaset agli altri azionisti e, successivamente, le azioni invendute potranno essere offerte a terzi; le azioni che eventualmente residuino e che non siano state vendute dovranno essere acquistate da MFE al prezzo di liquidazione. La suddetta procedura di offerta e vendita, nonché il pagamento di ogni corrispettivo dovuto agli Azionisti Recedenti, saranno condizionati al perfezionamento della Fusione. 15.2. De conformidad con el artículo 2437-bis del código civil italiano, los accionistas de Mediaset que estén legitimados para ejercitar su derecho de separación podrán hacerlo, en relación con algunas o todas sus acciones, mediante el envío de una comunicación por escrito y correo certificado al domicilio social de Mediaset dentro de los 15 días siguientes a la inscripción en el Registro Mercantil de Milán del acta de la Junta Extraordinaria de Mediaset en que se apruebe la Fusión. El aviso de la inscripción se publicará en un diario y en la página web corporativa de Mediaset. 15.3. Las acciones de Mediaset en relación con las cuales se ejercite el derecho de separación no deberán ser vendidas ni se deberá disponer de ellas hasta que hayan sido transmitidas o hasta que haya quedado verificado que las condiciones suspensivas de la Fusión no se satisfarán o, en su caso, no serán objeto de renuncia. 15.4. De conformidad con el artículo 2437-ter, párrafo 3, del código civil italiano, el precio de reembolso pagadero a los Accionistas que se Separan se determinará por referencia a la media aritmética del precio de cierre diario de las acciones de Mediaset durante el semestre previo a la fecha de publicación del anuncio de convocatoria de la Junta Extraordinaria de Mediaset. Mediaset facilitará a los accionistas información relativa al precio de reembolso de conformidad con la normativa aplicable. 15.5. Una vez haya transcurrido el plazo de ejercicio de quince días, las acciones respecto de las cuales se hayan ejercitado los derechos de separación serán ofertadas por Mediaset a quienes en ese momento sean sus accionistas y, ulteriormente, si quedaren acciones sin vender, serán ofertadas a terceros; las posibles acciones en circulación que no hayan sido vendidas serán adquiridas por MFE al precio de reembolso. El anterior procedimiento de oferta y venta, así como cualquier pago del precio de reembolso a los Accionistas que se Separan, estarán condicionados a la consumación de la Fusión.

15.6. If the Merger is not consummated, the Mediaset shares in relation to which the withdrawal rights have been exercised will continue to be held by the corresponding Withdrawing Shareholders, no payment will be made to such shareholders and Mediaset’s shares will continue to be listed on the Mercato Telematico Azionario. (B) WITHDRAWAL SHAREHOLDERS MEDIASET ESPAÑA RIGHTS OF 15.7. Mediaset España shareholders who vote against the Merger in the Mediaset España General Meeting will be entitled to exercise their withdrawal rights pursuant to Article 62 of the LME (the Mediaset España shareholders who make use of this right shall hereinafter be referred to as the ME Withdrawing Shareholders). 15.8. In accordance with Article 348 of the restated text of the Spanish Companies Law approved by Royal Legislative Decree 1/2010, of 2 July (the LSC), Mediaset España shareholders may exercise their withdrawal rights, in relation to some or all of their shares, within one month of the publication in the BORME of the approval of the Merger by the Mediaset España General Meeting, by means of a written notice to the relevant depositaries with which the ME Withdrawing Shareholders have their shares deposited. 39 15.6. Qualora la Fusione non venga perfezionata, le azioni di Mediaset in relazione alle quali il diritto di recesso è stato esercitato continueranno a essere detenute dai corrispondenti Azionisti Recedenti, nessun conguaglio verrà riconosciuto a tali azionisti e le azioni di Mediaset continueranno a essere quotate sul Mercato Telematico Azionario. (B)DIRITTO DI RECESSO DEGLI AZIONISTI DI MEDIASET ESPAÑA 15.7. Gli azionisti di Mediaset España che votino contro la Fusione nell’Assemblea Mediaset España saranno legittimati ad esercitare il loro diritto di recesso ai sensi dell’Articolo 62 della LME (gli azionisti di Mediaset España che eserciteranno tale diritto sono definiti Azionisti Recedenti ME). 15.8. Ai sensi dell’Articolo 348 del testo riformato della legge spagnola sul diritto delle società, approvata con Decreto Legislativo Reale 1/2010 del 2 luglio (la LSC), gli azionisti di Mediaset España potranno esercitare il loro diritto di recesso, in relazione a tutte o parte delle proprie azioni, entro un mese dalla pubblicazione sul BORME dell’approvazione della Fusione da parte dell’Assemblea Mediaset España, mediante una comunicazione scritta ai rispettivi depositari presso i quali le proprie azioni sono depositate. 15.6. Si la Fusión no se consumara, las acciones de Mediaset respecto de las cuales se hayan ejercitado derechos de separación continuarán siendo titularidad de los Accionistas que se Separan que hayan ejercitado tales derechos, no se efectuará pago alguno a dichos accionistas y las acciones de Mediaset continuarán admitidas a negociacion en el Mercato Telematico Azionario. (B)DERECHOS DE SEPARACIÓN DE ACCIONISTAS DE MEDIASET ESPAÑA 15.7. Los accionistas de Mediaset España que voten en contra de la Fusión en la Junta General de Mediaset España tendrán derecho a ejercitar sus derechos de separación conforme al artículo 62 de la LME (los accionistas de Mediaset España que hagan uso de este derecho de separación se denominarán en los sucesivo los Accionistas ME que se Separan). 15.8. De conformidad con el artículo 348 del texto refundido de la Ley de Sociedades de Capital aprobado por el Real Decreto Legislativo 1/2010, de 2 de julio (la LSC), los accionistas de Mediaset España podrán ejercitar sus derechos de separación, en relación con algunas o todas sus acciones, dentro del plazo de un mes a contar desde la publicación en el BORME del acuerdo de aprobación de la Fusión de la Junta General de Mediaset España, por medio de comunicación escrita dirigida a los depositarios con los que los Accionistas ME que se Separan tengan depositadas sus acciones.

15.9. Given the exceptional character of the withdrawal rights, the Mediaset España shares of the ME Withdrawing Shareholders will be immobilized by the depositaries with which the relevant withdrawn shares are deposited, from the date of exercise of the withdrawal right until payment of the redemption price and settlement of the transaction (or until it has been verified that the conditions precedent to the Merger have not been satisfied and, should it be the case, not waived). The document by virtue of which the ME Withdrawing Shareholders exercise the right of withdrawal must contain an instruction to the relevant depositary to immobilize the withdrawn shares in order for the withdrawal right to be deemed validly exercised. 15.10.In accordance with Article 353.2 of the LSC, in connection with applicable securities market regulations, the redemption price payable to the ME Withdrawing Shareholders is Euro 6.5444 per Mediaset España share, which corresponds to the average trading price of Mediaset España shares during the three-month period prior to (and excluding) the date of the approval of this Common Cross-Border Merger Plan and the announcement of the Transaction, deducting the dividend in the gross amount of Euro 0.31557917 per Mediaset España share paid on 30 April 2019 from the average weighted price for the trading sessions comprised between 7 March and 25 April 2019 (both inclusive), where the Mediaset España shares were traded cum dividend. 40 15.9. In considerazione dell’eccezionalità del diritto di recesso, le azioni di Mediaset España degli Azionisti Recedenti ME saranno mantenute bloccate dai rispettivi depositari presso i quali le relative azioni oggetto di recesso sono depositate a partire dalla data di esercizio del diritto di recesso e fino alla corresponsione del valore di rimborso e al regolamento della compravendita (ovvero fino alla verifica del mancato avveramento o, se del caso, della mancata rinuncia delle condizioni sospensive alla Fusione). Il documento in base al quale gli Azionisti Recedenti ME eserciteranno il diritto di recesso dovrà contenere le istruzioni da dare al relativo depositario per l’immobilizzazione delle azioni oggetto di recesso affinchè il diritto di recesso possa considerarsi validamente esercitato. 15.10.In conformità all’Articolo 353.2 della LSC, ai sensi della normativa applicabile in materia di mercati dei capitali, il valore di liquidazione che sarà riconosciuto agli Azionisti Recedenti ME è pari ad Euro 6,5444 per ciascuna azione di Mediaset España, corrispondente alla media del prezzo di quotazione delle azioni di Mediaset España durante il periodo di tre mesi precedenti (senza includerla) la data di approvazione del Progetto Comune di Fusione Transfrontaliera nonché di annuncio dell’Operazione, detraendo l’ammontare lordo del dividendo pari ad Euro 0,31557917 per ciascuna azione di Mediaset España, corrisposto in data 30 aprile 2019, dal prezzo medio ponderato in relazione alle sessioni di negoziazioni intercorse tra il 7 marzo e il 25 aprile 2019 (compresi), in cui le azioni di Mediaset España sono state negoziate cum dividend. 15.9. Dado el carácter excepcional de los derechos de separación, las acciones de Mediaset España de los Accionistas ME que se Separan serán inmovilizadas por los depositarios en los que las respectivas acciones respecto de las que se ejercite el derecho de separación estén depositadas, desde la fecha de ejercicio del referido derecho hasta que se produzca el pago del precio de reembolso y se liquide la operación (o hasta que haya quedado verificado que las condiciones suspensivas de la Fusión no han sido satisfechas y, en su caso, no han sido objeto de renuncia). El documento en virtud del cual los Accionistas ME que se Separan ejerciten su derecho de separación debe contener una instrucción al depositario correspondiente para que inmovilice las acciones de modo que dicho derecho de separación se entienda válidamente ejercitado. 15.10.De conformidad con el artículo 353.2 de la LSC, en relación con la normativa aplicable del mercado de valores, el precio de reembolso pagadero a los Accionistas ME que se Separan será de 6,5444 euros por acción de Mediaset España, que se corresponde con el precio medio de cotizaciónde las acciones de Mediaset España durante el último trimestre anterior a la fecha de suscripción del presente Proyecto Común de Fusión Transfronteriza y de anuncio de la Operación (sin incluir), deduciendo del cambio medio ponderado de las acciones de Mediaset España en las sesiones bursátiles comprendidas entre el 7 de marzo y el 25 de abril de 2019 (ambos inclusive), período en el las acciones de Mediaset España se negociaron con derecho a dividendo, el dividendo por importe bruto de 0,31557917 por acción abonado el 30 de abril de 2019.

15.11.Mediaset España has designated Banco Santander, S.A. as the agent entity for managing the withdrawal procedure (the Agent). The Agent will (i) receive the requests for the exercise of the withdrawal right processed through the corresponding depositaries, (ii) check each of these requests for exercise of the right with the minutes of the Mediaset España General Meeting approving the Merger, in order to verify the entitlement of the ME Withdrawing Shareholders to exercise his or her withdrawal right and whether the withdrawal right is being exercised with respect to a number of shares which does not exceed such number of shares that the ME Withdrawing Shareholders is entitled to withdraw, and (iii) notify Mediaset España the total number of duly withdrawn shares. 15.12.The ME Withdrawing Shareholders shall receive theredemptionpricethroughtherelevant depositaries before the Merger Effective Date. 15.13.If it has been verified that the conditions precedent to the Merger will not be satisfied or waived, as applicable, and provided the redemption price has not been paid to the ME Withdrawing Shareholders yet, the Mediaset España shares in relation to which the withdrawal rights have been exercised will continue to be held by the corresponding ME Withdrawing Shareholders, will cease to be immobilized and will continue to be listed on the Spanish Stock Exchanges. Consequently, in this case, no payment of redemption price will be made to ME Withdrawing Shareholders. (C) WITHDRAWAL RIGHTS FOR DUTCHCO SHAREHOLDERS 41 15.11.Mediaset España ha designato Banco Santander, S.A. come agente per la gestione della procedura connessa con l’esercizio del diritto di recesso (l’Agente). L’Agente (i) riceverà le richieste di esercizio del diritto di recesso processate attraverso i depositari rilevanti, (ii) controllerà ciascuna di tali richieste con il verbale dell’Assemblea Mediaset España che approva la Fusione al fine di verificare la legittimità degli Azionisti Recedenti ME ad esercitare il proprio diritto di recesso e che il diritto di recesso sia stato esercitato in relazione ad un numero di azioni non eccedenti il numero di azioni su cui gli Azionisti Recedenti ME possono esercitare il diritto di recesso, e (iii) comunicherà a Mediaset España il numero totale di azioni legittimamente oggetto di recesso. 15.12.Gli Azionisti Recedenti ME riceveranno il prezzo di rimborso attraverso i relativi depositari in un momento anteriore alla Data di Efficacia della Fusione. 15.13.Qualora fosse accertato che le condizioni sospensive della Fusione non si siano avverate o non siano state rinunciate (a seconda dei casi), e nella misura in cui il prezzo di liquidazione non sia stato ancora corrisposto agli Azionisti Recedenti ME, le azioni di Mediaset España in relazione alle quali il diritto di recesso è stato esercitato continueranno ad essere detenute dai corrispondenti Azionisti Recedenti ME, cesseranno di essere immobilizzate e continueranno ad essere quotate sui Mercati Azionari Spagnoli. Di conseguenza, in tale caso, non si procederà ad alcun pagamento del prezzo di liquidazione in favore degli Azionisti Recedenti ME. (C)DIRITTO DI RECESSO DEGLI AZIONISTI DI DUTCHCO 15.11.MediasetEspañahadesignadoaBanco Santander, S.A. como entidad agente para la gestión del procedimiento de separación (el Agente). El Agente (i) recibirá las solicitudes de ejercicio del derecho de separación tramitadas a través de los correspondientes depositarios, (ii) contrastará cada una de dichas solicitudes de ejercicio del derecho con el acta de la Junta General de Mediaset España en que se apruebe la Fusión, a fin de verificar la legitimidad de los Accionistas ME que se Separan para ejercitar su derecho de separación y si el derecho de separación está siendo ejercitado respecto de un número de acciones que no excede del número de acciones respecto del cual el Accionista ME que se Separa tiene derecho a ejercitar el derecho de separación, y (iii) notificará a Mediaset España el número total de acciones respecto de las cuales se haya ejercitado debidamente el derecho de separación. 15.12.Los Accionistas ME que se Separan recibirán el precio de reembolso a través de los correspondientes depositarios antes de la Fecha de Efectividad de la Fusión. 15.13.En caso de verificarse que las condiciones suspensivas de la Fusión no serán satisfechas o, en su caso, objeto de renuncia, y siempre que no se haya abonado todavía el precio de reembolso a los Accionistas ME que se Separan, las acciones de Mediaset España respecto de las cuales se hayan ejercitado los derechos de separación continuarán siendo titularidad de los correspondientes Accionistas ME que se Separan, dejarán de estar inmovilizadas y continuarán admitidas a negociación en las Bolsas Españolas. En consecuencia, en este caso, no se abonará el precio de reembolso a los Accionistas ME que se Separan. (C)DERECHOS DE SEPARACIÓN DE ACCIONISTAS DE DUTCHCO

15.14.The Merger will not trigger any withdrawal rights for the shareholder of DutchCo. 16. APPROVAL OF THE RESOLUTIONS TO ENTER INTO THE MERGER In accordance with Article 2502 of the Italian civil code, the Merger requires the approval of the Mediaset Extraordinary Meeting. In accordance with Article 40 of the LME, the Merger pursuant to this Common Cross-Border Merger Plan also requires the approval of the Mediaset España General Meeting. 16.1. 16.2. 16.3. Additionally, the general meeting of shareholders of DutchCo will need to resolve the entering into the Merger on the basis of the present Common Cross-Border Merger Plan in order for the board of directors of DutchCo to be authorized to have the Merger Deed executed. The resolution to enter into the Merger does not require the prior approval of any third party. However, although not strictly required to consummate the Merger, Mediaset will start the process to obtain consent or waivers, as the case may be, in relation to the Merger from lenders participating in certain of its loan agreements. Although Mediaset is confident to be able to obtain any consent or waiver that may be required in relation to financing agreements, there is no guarantee that all necessary consents or waivers will be given, or that they will be given in a timely manner, and, as a consequence, early repayment of certain financing may be required prior to the respective scheduled maturity. In any case, as at the date of the present Common Cross-Border Merger Plan, Mediaset has the financial resourses necessary to proceed with such potential accelerated repayments. 16.4. 42 15.14.La Fusione non legittimerà l’esercizio di alcun diritto di recesso per quanto riguarda gli azionisti di DutchCo. 16.APPROVAZIONE DELLA DELIBERA RELATIVA ALLA FUSIONE 16.1. Ai sensi dell’Articolo 2502 del codice civile italiano, la Fusione richiede l’approvazione dell’Assemblea Straordinaria Mediaset. 16.2. Ai sensi dell’Articolo 40 della LME, ai sensi del Progetto Comune di Fusione, la Fusione richiede l’approvazione anche da parte dell’Assemblea Mediaset España. 16.3. Inoltre, l’assemblea degli azionisti di DutchCo dovrà approvare la Fusione ai sensi del Progetto Comune di Fusione Transfrontaliera affinché il consiglio di amministrazione di DutchCo sia autorizzato a stipulare l’Atto di Fusione. 16.4. La delibera di approvazione della Fusione non richiede la preventiva approvazione da parte di terzi. Sebbene non sia strettamente necessario ai fini del perfezionamento della Fusione, Mediaset si attiverà al fine di ottenere eventuali consensi o rinunce, a seconda dei casi, in relazione alla Fusione da parte di alcune banche finanziatrici sulla base di quanto previsto dai relativi contratti di finanziamento. Nonostante Mediaset ritenga di poter riuscire ad ottenere qualsivoglia consenso o rinuncia che possa essere richiesto sulla base dei contratti di finanziamento, non vi sono garanzie sul fatto che i suddetti consensi o rinunce saranno effettivamente rilasciati, o che saranno rilasciati in tempo utile, e, pertanto, potrebbe essere necessario procedere al rimborso di alcuni finanziamenti prima della rispettiva data di scadenza. In ogni caso, alla data del Progetto Comune di Fusione Transfrontaliera, Mediaset dispone delle risorse finanziarie necessarie per far fronte a tali eventuali obblighi di rimborso anticipato. 15.14.La Fusión no dará lugar a ningún derecho de separación para el accionista de DutchCo. 16.APROBACIÓN DE LOS ACUERDOS PARA REALIZAR LA FUSIÓN 16.1. De conformidad con el artículo 2502 del código civil italiano, la Fusión requiere la aprobación de la Junta Extraordinaria de Mediaset. 16.2. De conformidad con el artículo 40 de la LME, la Fusión en los términos de este Proyecto Común de Fusión Transfronteriza también requiere la aprobación de la Junta General de Accionistas de Mediaset España. 16.3. Asimismo, la junta general de accionistas de DutchCo deberá aprobar la Fusión sobre la base del presente Proyecto Común de Fusión Transfronteriza a fin de que el consejo de administración de DutchCo esté autorizado para otorgar la Escritura de Fusión. 16.4. El acuerdo de Fusión no requiere la aprobación, previa de ningún tercero. Sin embargo, Mediaset iniciará un proceso para obtener el consentimiento o la renuncia, según el caso, en relación con la Fusión de los prestamistas que participan en algunos de sus contratos de préstamo. Aunque Mediaset confía en obtener cualquier consentimiento o renuncia que pueda requerirse en relación con contratos de financiación, no hay garantía de que todos los consentimientos o renuncias necesarios sean otorgados, o que sean otorgados a tiempo, y, por consiguiente, es posible que se haga necesaria la amortización anticipada de determinada financiación antes del vencimiento previsto. En cualquier caso, a la fecha del presente Proyecto Común de Fusión Transfronteriza, Mediaset dispone de los recursos financieros necesarios para proceder a dichas potenciales amortizaciones anticipadas.

16.5. In addition, as mentioned in the Mediaset España Segregation Plan (which will be made available at www.telecinco.es), the authorization by the Spanish State Secretariat for the Digital Advance, part of the Ministry of Economy and Business Affairs (Secretaría de Estado para el Avance Digital del Ministerio de Economía y Empresa – the SEAD) is required for the Mediaset España Segregation to be completed. PRE-MERGER FORMALITIES, REQUIRED APPROVALS AND CONDITIONS 17. 17.1. The completion of the Merger by way of the execution of the Merger Deed is subject to the satisfaction of the following conditions precedent, without prejudice to the fact that Mediaset and Mediaset España may jointly waive the condition set out under (iv) and (v) below: (i) the Preliminary Reorganizations shall have been consummated, for which purposes, among others, the SEAD shall have authorized the transfer of the audiovisual media licenses currently held by Mediaset España to GA Mediaset; (ii) the DutchCo Ordinary Shares, which are to be issued and allotted to Mediaset and Mediaset España shareholders upon effectiveness of the Merger, shall have been admitted to listing on the Mercato Telematico Azionario and the decision to admit to trading shall have been released. The admission will be conditional upon the obtaining of the necessary authorizations by the AFM and/or other competent authorities; (iii) no governmental entity jurisdiction shall have promulgated, enforced or of a competent enacted,issued, entered any order which prohibits the consummation of the Transaction or makes it void or extremely burdensome; 43 16.5. Inoltre, come previsto nel Progetto di Segregazione Mediaset España (che sarà reso disponibile su www.telecinco.es), è richiesta l’autorizzazione della Segreteria di Stato spagnola per lo Sviluppo Digitale, facente riferimento al Ministero dell’Economia e dell’Impresa (Secretaría de Estado para el Avance Digital del Ministerio de Economía y Empresa – la SEAD) per il perfezionamento della Segregazione Mediaset España. 17. FORMALITÀ PRELIMINARI ALLA FUSIONE, APPROVAZIONI E CONDIZIONI 17.1. Il perfezionamento della Fusione attraverso la stipulazione dell’Atto di Fusione è subordinato all’avveramento delle seguenti condizioni sospensive, fermo restando che Mediaset e Mediaset España possono congiuntamente rinunciare all’avveramento delle condizioni indicate sub (iv) e (v): (i) che le Riorganizzazioni Preliminari siano state perfezionate; a tal fine, inter alia, la SEAD dovrà aver autorizzato il trasferimento delle licenze dei diritti audiovisivi, attualmente di proprietà di Mediaset España, a favore di GA Mediaset; (ii) che le Azioni Ordinarie DutchCo, che dovranno essere emesse ed assegnate agli azionisti di Mediaset e di Mediaset España a seguito dell’efficacia della Fusione, siano state ammesse a quotazione sul Mercato Telematico Azionario e sia stato rilasciato il provvedimento di ammissione alle negoziazioni. Tale ammissione sarà subordinata all’ottenimento delle necessarie autorizzazioni da parte dell’AFM e/o delle altre autorità competenti; (iii) che nessuna entità governativa di una giurisdizione competente abbia approvato, emesso, promulgato, attuato o presentato qualsivoglia provvedimento che abbia l’effetto di vietare o rendere invalida – o estremamente gravosa – l’esecuzione dell’Operazione; 16.5. Asimismo, según se menciona en el Proyecto de Segregación de Mediaset España (que se pondrá a disposición en www.telecinco.es), se requiere la autorización de la Secretaría de Estado para el Avance Digital, perteneciente al Ministerio de Economía y Empresa (la SEAD), para la consumación de la Segregación Mediaset España. 17.FORMALIDADES PREVIAS A LA FUSIÓN, APROBACIONES REQUERIDAS Y CONDICIONES 17.1. La consumación de la Fusión mediante el otorgamiento de la Escritura de Fusión está sujeta a la satisfacción de las siguientes condiciones suspensivas, sin perjuicio de que Mediaset, y Mediaset España puedan renunciar de forma conjunta a aquellas enumeradas en los párrafos (iv) y (v) a continuación: (i) las Reorganizaciones Preliminares deberán haberse consumado, a cuyos efectos, entre otros, la SEAD deberá haber autorizado la transmisión de las licencias de medios audiovisuales de las que actualmente es titular Mediaset España a GA Mediaset; (ii) las Acciones Ordinarias de DutchCo, que serán emitidas y atribuidas a los accionistas de Mediaset y Mediaset España con la efectividad de la Fusión, deberán haber sido admitidas a negociación en el Mercato Telematico Azionario y la decisión de admisión a negociación deberá haberse emitido. La admisión estará condicionada a la obtención de las autorizaciones necesarias por la AFM y/u otras autoridades competentes; (iii) ninguna entidad gubernamental de una jurisdicción competente deberá haber decretado, emitido, promulgado, ejecutado o dictado una orden que prohíba la ejecución de la Operación o la haga nula o extremadamente gravosa;

(iv) the amount of cash, if any, to be paid by Mediaset and Mediaset España to (a) Mediaset and Mediaset España shareholders exercising their withdrawal right in relation to the Merger under Article 2437-quater of the Italian civil code and under Article 62 of the LME and other applicable Spanish regulations, respectively, and/or to (b) creditors of Mediaset and Mediaset España exercising their right of of to oppositionto applicable law theMergeraccording (or alternatively, to financial entities for purposes of sufficiently guaranteeing the credits of such creditors of Mediaset and of Mediaset España) (Amount of Withdrawal Rights and Oppositions), shall not exceed in the aggregate the amount of Euro 180 million, provided, however, that, for clarity, the Amount of Withdrawal Rights and Oppositions will be calculated net of the amount of cash payable by Mediaset shareholders or third parties for the purchase of Mediaset shares pursuant to Article 2437-quater of the Italian civil code, and of the amount of cash payable (or paid) by third parties pursuantto anypurchase or commitments to purchase the withdrawn Mediaset and/or Mediaset España shares; and 44 (iv) che l’ammontare in denaro eventualmente da pagarsi da parte di Mediaset e Mediaset España (a) agli azionisti di Mediaset e Mediaset España che abbiano esercitato il diritto di recesso in relazione alla Fusione ai sensi dell’Articolo 2437-quater del codice civile italiano e ai sensi dell’Articolo 62 della LME e l’ulteriore normativa spagnola applicabile e/o (b) ai creditori di Mediaset e di Mediaset España che abbiano proposto opposizione alla Fusione ai sensi della legge applicabile (o alternativamente, a entità finanziarie al fine di garantire in maniera sufficiente i crediti di tali creditori di Mediaset e di Mediaset España) (Ammontare del Recesso e delle Opposizioni), non ecceda complessivamente l’importo di Euro 180 milioni, fermo restando, in ogni caso e per chiarezza, che l’Ammontare del Recesso e delle Opposizioni sarà calcolato al netto dell’importo complessivo dovuto dai soci di Mediaset o dai terzi per l’acquisto delle azioni Mediaset ai sensi dell’Articolo 2437-quater del codice civile italiano, nonché dell’importo complessivo da corrispondersi (o corrisposto) da soggetti terzi ai sensi di qualsivoglia acquisto o impegno di acquisto di azioni Mediaset e/o Mediaset España in relazione alle quali sia stato esercitato il diritto di recesso; e (iv) el importe en efectivo a pagar, en su caso, por Mediaset y Mediaset España a (a) los accionistas de Mediaset y de Mediaset España que ejerciten su derecho de separación en relación con la Fusión con arreglo al artículo 2437-quater del código civil italiano y al artículo 62 de la LME y demás normativa española aplicable, respectivamente, y/o (b) los acreedores de Mediaset y de Mediaset España que ejerciten su derecho de oposición a la Fusión de conformidad con la normativa aplicable (o alternativamente, a entidades de crédito a efectos de garantizar suficientemente los créditos de dichos acreedores de Mediaset y Mediaset España), no deberá exceder en conjunto del importe de 180 millones de euros (el Importe de Derechos de Separación y Oposición), teniendo en cuenta, sin embargo, a efectos aclaratorios, que el Importe de Derechos de Separación y Oposición será calculado neto del importe en efectivo que paguen accionistas de Mediaset o terceros para la compra de acciones de Mediaset conforme al artículo 2437-quater del código civil italiano, y del importe en efectivo pagadero (o pagado) por terceras partes conforme a compras o compromisos de compra de las acciones de Mediast y/o Mediaset España respecto de las cuales se hayan ejercitado los derechos de separación; y

(v) there shall not have been nor occurred at any time before the date of execution of the Merger Deed, at a national or international level, (a) any extraordinary event or circumstance involving changes in the legal, political, economic, financial, currency exchange or in the capital markets conditions or any escalation or worsening of any of the same or (b) any events or circumstances that, individually or taken together, have had, or are reasonably likely to have, a material adverse effect on the legal situation, on the business, results operations or on the asset, economic of or or financial conditions (whetheractual prospective) of Mediaset and/or of Mediaset España and/or the market value of the Mediaset and/or Mediaset España shares and/or that could otherwise materially and negatively affect the Transaction (MAC Clause). 17.2. Mediaset, Mediaset España and DutchCo will communicate to the market the satisfaction of (or waiver of, where applicable), or the failure to satisfy, the above conditions. In addition to the satisfaction of the above conditions precedent, prior to the Merger Effective Date: (i) Deloitte shall have delivered to DutchCo, in accordance with the applicable laws, the reports as described in Section 3.2, including a 17.3. report with respect to the fairness of the Exchange Ratios (a copy of which shall have been provided to Mediaset and Mediaset España as soon as practicable upon delivery thereof to DutchCo); 45 (v) che non si siano verificati, in qualsiasi momento prima della stipulazione dell’Atto di Fusione, a livello nazionale o internazionale, (a) eventi o circostanze di carattere straordinario comportanti mutamenti nella situazione normativa, politica, economica, finanziaria, valutaria o dei mercati dei capitali, o qualsiasi escalation o aggravamento degli stessi; o (b) eventi o circostanze che, individualmente o nell’insieme, comportino o sia ragionevole ritenere che possano comportare mutamenti sostanzialmente pregiudizievoli sulla situazione giuridica, sugli affari, sui risultati economici o sulla situazione patrimoniale, economica o finanziaria (anche prospettica) di Mediaset e/o di Mediaset España e/o sull’andamento di mercato delle azioni di Mediaset e/o di Mediaset España e/o che potrebbero avere un impatto negativo rilevante sull’Operazione (Clausola MAC). 17.2. Mediaset, Mediaset España e DutchCo comunicheranno al mercato l’avveramento o il mancato avverarsi (o la rinuncia, ove applicabile) delle condizioni sospensive che precedono. 17.3. In aggiunta alle condizioni sospensive sopra elencate, prima della Data di Efficacia della Fusione: (i) Deloitte dovrà avere rilasciato a DutchCo, secondo quanto previsto dalle applicabili disposizioni di legge, le relazioni di cui al Paragrafo 3.2, ivi inclusa una relazione sulla congruità dei Rapporti di Cambio (e copia di tale relazione dovrà essere stata consegnata a Mediaset e Mediaset España subito dopo la consegna a DutchCo); (v) no deberá haber ocurrido en ningún momento antes de la fecha de otorgamiento la Escritura de Fusión, a nivel nacional o internacional, (a) ningún evento o circunstancia extraordinaria que implique cambios en las condiciones legales, políticas, económicas, financieras, monetarias o de los mercados de capitales, o cualquier escalamiento o empeoramiento de los mismos, ni (b) ningún evento o circunstancia que, individualmente o en conjunto, haya tenido, o sea razonablemente probable que tenga, un efecto material adverso en la situación legal, el negocio, los resultados operativos o en las condiciones económicas, financieras o de los activos (ya sean reales o prospectivas) de Mediaset y/o Mediaset España y/o el valor de mercado de las acciones de Mediaset y/o de Mediaset España y/o que de otro modo pudieran afectar negativamente a la Operación (Clausula MAC). 17.2. Mediaset, Mediaset España y DutchCo comunicarán al mercado la satisfacción (o la renuncia, en su caso) o el incumplimiento de las anteriores condiciones suspensivas. 17.3. Además de la satisfacción de las anteriores condiciones suspensivas, antes de la Fecha de Efectividad de la Fusión: (i) Deloitte deberá haber entregado a DutchCo, de conformidad con la normativa aplicable, los informes que se describen en la Sección 3.2, incluido un informe en relación con la razonabilidad de las Ecuaciones de Canje (copia del cual deberá haber sido facilitada a Mediaset y a Mediaset España tan pronto como sea posible tras la entrega del mismo a DutchCo);

(ii) PwC shall have delivered to Mediaset, in accordance with the applicable laws, the report with respect to the fairness of the Exchange Ratios as described in Section 3.3 (a copy of which shall have been provided to DutchCo and Mediaset España as soon as practicable upon delivery thereof to Mediaset); (iii) Grant Thornton shall have delivered to Mediaset España, in accordance with the applicable laws, the report with respect to the fairness of the Exchange Ratio II as described in Section 3.4 (a copy of which shall have been provided to DutchCo and Mediaset as soon as practicable upon delivery thereof to Mediaset España); (iv) a declaration shall have been issued by the local district Court in Amsterdam (the Netherlands) (and received by DutchCo) stating that no creditor has opposed to the Merger pursuant to Section 2:316 of the DCC or, in case of the opposition pursuant to Section 2:316 of the DCC, such declaration shall have been received within one after the withdrawal or the discharge opposition has become enforceable; month of the 46 (ii) PwC dovrà avere rilasciato a Mediaset, secondo quanto previsto dalle applicabili disposizioni di legge, la relazione di cui al Paragrafo 3.3 sulla congruità dei Rapporti di Cambio (e copia di tale relazione dovrà essere stata consegnata a DutchCo e Mediaset España subito dopo la consegna a Mediaset); (iii) Grant Thornton dovrà avere rilasciato a Mediaset España, secondo quanto previsto dalle applicabili disposizioni di legge, la relazione di cui al Paragrafo 3.4 sulla congruità del Rapporto di Cambio II (e copia di tale relazione dovrà essere stata consegnata a DutchCo e Mediaset subito dopo la consegna a Mediaset España); (iv) DutchCo dovrà aver ricevuto una dichiarazione emessa dal Tribunale di Amsterdam, Olanda, che indichi che nessun creditore ha proposto opposizione alla Fusione ai sensi della Sezione 2:316 del Codice Civile Olandese o, nel caso in cui sia stata proposta opposizione ai sensi dellaSezione2:316delCodiceCivile Olandese, tale dichiarazione dovrà essere ricevuta entro un mese a partire dalla data in cui la rinuncia all’opposizione o il rigetto della medesima siano divenuti efficaci; (ii) PwC deberá haber entregado a Mediaset, de conformidad con la normativa aplicable, el informe en relación con la razonabilidad de las Ecuaciones de Canje que se describe en la Sección 3.3 (copias del cual deberán haber sido facilitadas a DutchCo y a Mediaset España tan pronto como sea posible tras la entrega del mismo a Mediaset); (iii) Grant Thornton deberá haber entregado a Mediaset España, de conformidad con la normativa aplicable, el informe en relación con la razonabilidad de la Ecuación de Canje II que se describe en la Sección 3.4 (copias del cual deberán haber sido facilitadas a DutchCo y a Mediaset tan pronto como sea posible tras la entrega del mismo a Mediaset España); (iv) el juzgado de distrito local en Ámsterdam (los Países Bajos) deberá haber emitido (y deberá haberse recibido por parte de DutchCo) una declaración de que ningún acreedor se ha opuesto a la Fusión conforme a la sección 2:316 del DCC o, en caso de haberse presentado oposición conforme a la sección 2:316 del DCC, dicha declaración deberá haberse recibido en el plazo de un mes desde el desistimiento de la oposición o desde que la desestimación de la misma haya adquirido fuerza ejecutiva;

(v) the 60-day period following the date on which the resolution of the Mediaset Extraordinary Meeting has been registered with the Companies’ Register of Milan shall have expired and no creditor of Mediaset whose claims precede the registration of the present Common Cross-Border Merger Plan shall have opposed the Merger pursuant to Article 2503 of the Italian civil code or, should the Merger be opposed, (i) such opposition shall have been waived, settled or rejected, and/or (ii) Mediaset shall have deposited the necessary amounts to satisfy its opposing creditors with a bank, and/or (iii) the competent Court – provided that the risk of prejudice to creditors is deemed ungrounded or that adequate guarantees have been given by Mediaset in order to satisfy its creditors – shall have nonetheless authorized the Merger despite the opposition, pursuant to Article 2503 of the Italian civil code in conjunction with Article 2445 of the Italian civil code; (vi) the one-month period following the publication of the resolution of the Mediaset España General Meeting approving the Merger shall have expired and no creditor of Mediaset España – whose unsecured credits have arisen before the publication of the Common Cross-Border Merger Plan on the Mediaset España corporate website and are not due and payable before such date – shall have opposed the Merger in accordance with Article 44 of the LME or, should the Merger be opposed (i) such opposition shall have been waived, settled or rejected, and/or (ii) Mediaset España shall have (directly or through a credit institution) sufficiently secured such credits; and 47 (v) dovrà essere decorso il termine di 60 giorni dalla data di iscrizione della deliberazione dell’Assemblea Straordinaria Mediaset presso il Registro delle Imprese di Milano senza che alcun creditore di Mediaset – il cui credito sia sorto in una data anteriore a quella dell’iscrizione del Progetto Comune di Fusione Transfrontaliera – abbia proposto opposizione alla Fusione ai sensi dell’Articolo 2503 del codice civile italiano ovvero, in caso sia stata proposta opposizione, (i) tale opposizione sia stata rinunciata, definita in via transattiva o respinta, e/o (ii) Mediaset abbia depositato presso una banca le somme necessarie al soddisfacimento dei propri creditori opponenti, e/o (iii) il Tribunale competente – se ritenga infondato il rischio di pregiudizio dei creditori o qualora Mediaset abbia rilasciato una garanzia sufficiente a soddisfare le pretese dei propri creditori – abbia emesso un provvedimento che autorizzi comunque la Fusione nonostante l’opposizione, ai sensi del combinato disposto degli Articoli 2503 e 2445 del codice civile italiano; (vi) dovrà essere decorso il termine di un mese a partire dalla pubblicazione della delibera dell’Assemblea Mediaset España di approvazione della Fusione senza che alcun creditore di Mediaset España – i cui crediti non garantiti siano sorti prima della pubblicazione del Progetto Comune di Fusione Transfrontaliera sul sito internet di Mediaset España e non siano scaduti e divenuti esigibili prima di tale data – abbia proposto opposizione alla Fusione ai sensi dell’Articolo 44 della LME ovvero, nel caso in cui sia stata proposta opposizione, (i) tale opposizione sia stata rinunciata, definita in via transattiva o respinta, e/o (ii) Mediaset España abbia provveduto a fornire adeguate garanzie (direttamente, ovvero per il tramite di un istituto di credito) in relazione a tali crediti; e (v) el plazo de 60 días contados a partir de la fecha en que se haya inscrito en el Registro Mercantil de Milán el acuerdo adoptado por la Junta Extraordinaria de Mediaset deberá haber expirado y ningún acreedor de Mediaset cuyos créditos precedan a la inscripción del presente Proyecto Común de Fusión Transfronteriza deberá haberse opuesto a la Fusión conforme al artículo 2503 del código civil italiano o, en caso de haberse opuesto, (i) dicha oposición deberá haber sido objeto de renuncia, transacción o rechazo, y/o (ii) Mediaset deberá haber depositado en un banco los importes necesarios para satisfacer a sus acreedores que se hubieran opuesto a la Fusión, y/o (iii) el tribunal competente —siempre que el riesgo de perjuicio para los acreedores sea considerado infundado o que Mediaset haya dado garantías suficientes para satisfacer a sus acreedores— deberá, no obstante, haber autorizado la Fusión a pesar de la oposición, conforme al artículo 2503 del código civil italiano en conjunción con el artículo 2445 del código civil italiano; (vi) el plazo de un mes contado a partir de la publicación del acuerdo de la Junta General de Mediaset España aprobando la Fusión deberá haber expirado y ningún acreedor de Mediaset España —cuyos créditos no garantizados hayan surgido antes de la publicación del Proyecto Común de Fusión Transfronteriza en la página web de Mediaset España y no fueran vencidos y exigibles antes de dicha fecha— deberá haberse opuesto a la Fusión de conformidad con el artículo 44 de la LME o, en caso de haberse opuesto a la Fusión, (i) dicha oposición deberá haber sido renunciada, resuelta o desestimada, y/o (ii) Mediaset España deberá haber garantizado suficientemente los créditos (directamente o a través de una entidad de crédito); y

(vii) all the pre-merger formalities shall have been completed, including the delivery (i) by the Italian public notary selected by Mediaset and (ii) by the Commercial Register of Madrid to the Dutch civil law notary of the respective certificates conclusively attesting to the proper completion of the pre-merger acts and formalities within the meaning of Article 127 of the Directive. 18. (A) MAIN TAX ASPECTS OF THE MERGER ITALIAN TAX LAW ASPECTS 18.1. Direct tax regime applicable to the Merger (i) Tax neutrality Since DutchCo is resident in Italy for tax purposes, the Merger will be subject to the Italian tax rules ordinarily applicable to domestic and intra-EU mergers. In particular, according to Article 172 and Article 178 of the ITC, mergers between Italian tax resident companies and mergers where an Italian resident company incorporates a company resident in another EU state are tax neutral transactions for income tax purposes both for the companies involved in the merger and their shareholders(5-6). As a consequence: (1) Fatto salvo il regime fiscale applicabile alla società straniera incorporata (i.e. Mediaset España) in un altro stato europeo (cfr. paragrafo B che segue). (2) In ipotesi di conguagli in denaro, i soci di Mediaset e i soci italiani di Mediaset España realizzeranno proporzionalmente le proprie partecipazioni. in tale caso, la differenza positiva tra il conguaglio ricevuto e la frazione della partecipazione che si considererà realizata ai fini fiscali sarà trattata: (i) come una distribuzione di dividendi per i soci persone fisiche o non residenti; oppure (ii) come una plusvalenza per i soci residenti in regime d’impresa. (3) Sin perjuicio del régimen fiscal aplicable a la sociedad extranjera absorbida (i.e. Mediaset España) en el otro estado de la UE (ver apartado B siguiente). (4) En caso de ajustes de efectivo (conguagli in denaro), los accionistas de Mediaset y los accionistas italianos de Mediaset España realizarán sus participaciones proporcionalmente. En ese caso, la diferencia positiva entre el efectivo recibido como ajuste y la base fiscal de la participación realizada será tratada a efectos fiscales como: (i) una distribución de dividendos para accionistas personas físicas y no residentes; o (ii) una ganancia del capital para los accionistas italianos corporativos. (5) Without prejudice to tax regime applicable to the foreign absorbed company (i.e. Mediaset España) in the other EU Country (see Section B below). 48 (vii) tutte le formalità preliminari ai fini dell’efficacia della Fusione dovranno essere state compiute, ivi inclusa la consegna al notaio olandese da parte (i) del notaio italiano scelto da Mediaset e (ii) del Registro delle Imprese di Madrid dei rispettivi certificati attestanti a titolo definitivo l’adempimento regolare degli atti e delle formalità preliminari alla Fusione, ai sensi dell’Articolo 127 della Direttiva. 18.PRINCIPALI ASPETTI FISCALI DELLA FUSIONE (A)ASPETTI DI DIRITTO FISCALE ITALIANO 18.1. Imposte sui redditi applicabili alla Fusione (i) Neutralità fiscale Posto che DutchCo è fiscalmente residente in Italia, la Fusione sarà soggetta alle norme fiscali italiane ordinariamente applicabili alle fusioni domestiche e intracomunitarie. In particolare, ai sensi dell’art. 172 del Tuir e dell’Articolo 178 del Tuir, le fusioni tra società aventi la residenza fiscale in Italia e le fusioni in cui una società fiscalmente residente in Italia incorpora una società fiscalmente residente in un altro Stato dell’ UE sono neutrali ai fini delle imposte sui redditi sia per le società coinvolte nella fusione sia per i relativi soci(1-2). Ne consegue che: (vii) todas las formalidades previas a la Fusión deberán haberse cumplido, incluida la entrega (i) por parte del notario público italiano designado por Mediaset y (ii) por parte del Registro Mercantil de Madrid al notario público neerlandés de los respectivos certificados conforme al artículo 127 de la Directiva que acrediten de forma concluyente la correcta realización de los actos y formalidades previos a la Fusión. 18.PRINCIPALES ASPECTOS FISCALES DE LA FUSIÓN (A)ASPECTOS DE DERECHO FISCAL ITALIANO 18.1. Régimen de imposición directa aplicable a la Fusión (i) Neutralidad fiscal Dado que DutchCo es residente fiscal en Italia, la Fusión estará sujeta a las normas fiscales italianas generalmente aplicables a fusiones nacionales e intracomunitarias. En particular, de conformidad con el artículo 172 y el artículo 178 del ITC, las fusiones entre sociedades residentes fiscales en Italia y las fusiones en las que una sociedad residente fiscal en Italia absorbe a una sociedad residente en otro estado de la UE son operaciones fiscalmente neutras a efectos del impuesto sobre la renta tanto para las sociedades que participan en la fusión como para sus accionistas(3-4). En consecuencia:

(a) the Merger will not trigger the realization nor the distribution of taxable capital gains or deductible capital losses on the assets of the Merging Companies, including those related to inventories and goodwill. (b) the assets and liabilities which are transferred to DutchCo by Mediaset will keep the same tax basis that they had in the hands of Mediaset prior to the Merger. However, DutchCo, as the entity resulting from the Merger, will be allowed to elect for a step up of the tax basis of tangible and intangible assets (including any goodwill, if accounted) received through the Merger, up to the book value attributed to such assets in the post-Merger balance sheet, by paying a substitutive tax at a rate ranging from 12% up to 16%. As the Merger will be a reverse merger, tangible and intangible assets whose tax value may be stepped-up are those owned by DutchCo prior to the Merger. (c) the assets and liabilities which are transferred to DutchCo by Mediaset España will have a tax basis equal to their fair market value as per Article 166-bis of the ITC. (ii) Main implications on tax attributes (6) In case of cash adjustments (conguagli in denaro), Mediaset’s shareholders and the Medisaet España’s Italian shareholders will proportionally realize their participations. In such a case, the positive difference between the cash adjustment received and the tax basis of the participation realized is treated for tax purposes as: (i) a dividend distribution for individual and non-resident shareholders; or (ii) a capital gain for Italian corporate shareholders. 49 (a) la Fusione non costituisce realizzo né distribuzione di plusvalenze tassabili né di minusvalenze deducibili relative ai beni delle Società Partecipanti alla Fusione, compresequellerelativealvalore dell’avviamento e delle rimanenze; (b) le attività e le passività trasferite per effetto della fusione da Mediaset a DutchCo manterranno lo stesso valore fiscalmente riconosciuto che avevano in capo a Mediaset prima della Fusione. Tuttavia, DutchCo, in quanto società risultante dalla Fusione, potrà rivalutare il valore fiscale dei beni materiali e immateriali (incluso l’eventuale avviamento, se contabilizzato) trasferiti attraverso la Fusione, nel limite del valore contabile attribuito a tali beni nel bilancio post-Fusione mediante il pagamento di un’imposta sostitutiva con un’aliquota che varia dal 12% al 16%. Posto che la Fusione sarà una fusione inversa, i beni materiali e immateriali il cui valore fiscale può essere affrancato sono quelli detenuti da DutchCo prima della Fusione; (c) le attività e le passività che sono trasferite da Mediaset España a DutchCo avranno un valore fiscale equivalente al relativo valore di mercato ai sensi dell’Articolo 166-bis del Tuir. (ii) Principali implicazioni sulle posizioni soggettive (a) La Fusión no implicará la realización ni la distribución de plusvalías o minusvalías relativas a los activos de las Sociedades Participantes en la Fusión, incluidas aquellas relacionadas con inventarios y fondo de comercio. (b) Los activos y pasivos que Mediaset transmite a DutchCo conservarán, a efectos fiscales, el mismo valor que el que tenían en manos de Mediaset con anterioridad a la Fusión. No obstante, DutchCo, como entidad resultante de la Fusión, podrá optar por aumentar la base imponible de los activos tangibles (incluido el fondo de comercio, si se ha contabilizado) recibidos en virtud de la Fusión hasta el importe del valor contable atribuido a dichos activos en el balance de situación post-Fusión, y ello mediante el pago de un impuesto sustitutivo a un tipo de entre el 12% y el 16%. Como la Fusión será una fusión inversa, los activos, tangibles e intangibles, cuyo valor fiscal puede incrementarse son los que posea DutchCo antes de la Fusión. (c) Los activos y pasivos que se transmiten a DutchCo por Mediaset tendrán un valor fiscal igual al valor de mercado conforme al artículo 166-bis del ITC. (ii) Principalesimplicacionessobrecréditos fiscales

Tax losses accrued (and not used) by DutchCo and Mediaset before the relevant joining the Mediaset fiscal unit, as well as interest expenses and surpluses of ACE (allowance for corporate equity) not transferred to the fiscal unit, may be carried forward with the Merger and offset against the taxable income realized by the surviving company (i.e., DutchCo) provided that the so called “equity test” and the so called “vitality test” set forth by the law are met. If DutchCo and/or Mediset do not meet the equity test and/or the vitality test, DutchCo may file an ad hoc ruling with the Italian tax authorities aimed at not applying the above limitations. Tax losses accrued by Mediaset España before the Merger (and during its Spanish tax residence) shall not be carried forward by DutchCo. 18.2. Indirect tax regime applicable to the Merger The Merger is not subject to VAT, while registration tax will apply at the nominal amount of Euro 200.00. 18.3. Implications of the Merger on the existing fiscal unit A tax ruling will be filed with the competent Italian tax authorities in order to obtain a confirmation that the Merger does not trigger the early interruption of the existing Mediaset fiscal unit and that, consequently, the fiscal unit will continue in the hands of DutchCo, as consolidating entity, without re-attribution of the tax losses carried forward at level of the fiscal unit to the companies which originated such losses. (B) SPANISH TAX LAW ASPECTS 50 Le perdite fiscali maturate (e non utilizzate) da DutchCo e Mediaset prima del rispettivo ingresso nel consolidato fiscale di Mediaset, al pari degli interessi passivi e delle eccedenze ACE non trasferite al consolidato fiscale di Mediaset, potranno essere riportate in avanti ed utilizzate per abbattere la base imponibile della società risultante dalla Fusione (i.e., DutchCo) a condizione che il c.d. “test del Patrimonio netto” e il c.d. “test di vitalità” previsti dalla legge siano rispettati. Se DutchCo e/o Mediaset non dovessero superare il test del Patrimonio Netto e/o il test di vitalità, DutchCo potrebbe presentare un apposito interpello all’Agenzia delle entrate italiana volto ad ottenere la disapplicazione delle menzionate limitazioni. Le perdite fiscali maturate da Mediaset Espana prima della Fusione (e nel periodo in cui è stata fiscalmete residente in Spagna) non potranno essere riportate in avanti e utilizzate da DutchCo. 18.2. Imposte indirette applicabili alla Fusione La Fusione non è soggetta ad IVA, mentre l’imposta di registro sarà dovuta in misura fissa per un importo di Euro 200,00. 18.3. Implicazioni della Fusione sul consolidato fiscale esistente Sarà presentata all’amministrazione finanziaria italiana un’apposita istanza di interpello volta ad ottenere conferma del fatto che la Fusione non determini l’interruzione anticipata del consolidato fiscale esistente in capo a Mediaset e che, conseguentemente, il regime di tassazione di gruppo continuerà in capo a DutchCo, in qualità di consolidante, senza la riattribuzione delle perdite fiscali riportate a livello del consolidato alle società partecipanti che le hanno originate. (B)ASPETTI DI DIRITTO FISCALE SPAGNOLO Las pérdidas fiscales devengadas (y no utilizadas) por DutchCo y Mediaset antes de su ingreso en el grupo de consolidación fiscal de Mediaset, así como los gastos financieros y los excedentes de ACE (allowance for corporate equity) no transmitidos al grupo fiscal, podrán ser transmitidos con la Fusión y utilizados para reducir la base imponible de la sociedad sobreviviente a la Fusión (esto es, DutchCo), siempre que se respeten las denominadas “prueba de equidad” y “prueba de vitalidad” previstas por la ley. Si DutchCo y/o Mediaset no cumplen con la prueba de equidad y/o la prueba de vitalidad, DutchCo podrá presentar una resolución ad hoc ante las autoridades fiscales italianas con el fin de no aplicar las anteriores limitaciones. Las pérdidas fiscales devengadas por Mediaset España antes de la Fusión (y durante el tiempo de su residencia fiscal en España) no podrán ser transmitidas a DutchCo. 18.2. Régimen de imposición indirecta aplicable a la Fusión La Fusión no está sujeta a IVA, mientras que el impuesto de registro y los impuestos hipotecarios y catastrales serán pagaderos por un importe fijo de 200 euros cada uno. 18.3. Implicaciones de la Fusión en el grupo de consolidación fiscal existente Se presentará una solicitud de comprobación a las autoridades fiscales italianas competentes con el fin de obtener una confirmación de que la Fusión no provoca una interrupción anticipada del grupo de consolidación fiscal existente de Mediaset y que, por consiguiente, el grupo fiscal continuará en manos de DutchCo, como entidad consolidante, sin que se produzca una reasignación de las bases imponibles negativas transmitidas dentro del grupo fiscal a las sociedades que las originaron. (B)ASPECTOS DE DERECHO FISCAL ESPAÑOL

18.4. Direct Tax regime applicable to the Mediaset España Segregation (i) Tax neutrality Under Article 76.3 of Law 27/2014 of 27 November on the Corporate Incomet Tax (the CIT Law), the Mediaset España Segregation is elegibleforthe taxneutralityregime established in Chapter VII of Title VII of the CIT Law. As a consequence: (a) The transfer of assets and liabilities to GA Mediaset will not give rise to any corporate income taxation on capital gains, and the difference between the market value of the assets and liabilities transferred by Mediaset España and their tax basis will be rolled-over to GA Mediaset. (b) The shares of GA Mediaset which are acquired by Mediaset España as a consequence of the Mediaset España Segregation will keep the tax basis of the assets and liabilities transferred to GA Mediaset. Accordingly, the Mediaset España Segregation will not give rise to any taxable gains or deductible losses on the assets transferred by Mediaset España to GA Mediaset, including any goodwill. (ii) Main tax implications on tax attributes 51 18.4. Il regime delle imposte sui redditi applicabili alla Segregazione Mediaset España (i)Neutralità fiscale Ai sensi dell’Articolo 76.3 della Legge n. 27/2014 del 27 novembre sull’Imposta sui Redditi delle società (la Legge CIT), la segregazione Mediaset España beneficia di un regime di neutralità fiscale, previsto dal Capo VII, Titolo VII della Legge CIT. Di conseguenza: (a) Il trasferimento di attività e passività a GA Mediaset non determina il realizzo di plusvalenze tassabili ai fni dell’imposta sul reddito delle società e la differenza tra il valore di mercato delle attività e passività trasferite da Mediaset España e il loro valore fiscalmente riconosciuto sarà trasferita a GA Mediaset. (b) Alle azioni di GA Mediaset attribuite a Mediaset España per effetto della Segregazione Mediaset España sarà attribuito il medesimo costo fiscale delle attività e delle passività trasferite a GA Mediaset. Di conseguenza, la Segregazione Mediaset España non darà luogo ad alcuna plusvalenza imponibile o minusvalenza deducibile sulle attività trasferite da Mediaset España a GA Mediaset, compreso l’eventuale avviamento. (ii)Principali implicazioni fiscali sulle posizioni soggettive 18.4. Régimen de imposición directa aplicable a la Segregación de Mediaset España (i) Neutralidad fiscal De conformidad con el artículo 76.3 de la Ley 27/2014, de 27 de noviembre, del Impuesto sobre Sociedades (la LIS), a la Segregación de Mediaset España le es aplicable el régimen de neutralidad fiscal establecido en el capítulo VII del título VII de la LIS. En consecuencia: (a) La transmisión de activos y pasivos a GA Mediaset no dará lugar a renta sujeta a tributación en el Impuesto sobre Sociedad, y el impuesto sobre la diferencia entre el valor de mercado de los activos y pasivos transmitidos por Mediaset España y su valor fiscal se difiere, y se producirá en sede de GA Mediaset. (b) Las acciones de GA Mediaset que sean adquiridas por Mediaset España como consecuencia de la Segregación de Mediaset España mantendrán el mismo valor fiscal que tenían en Mediaset España los activos y pasivos transmitidos a GA Mediaset. Por consiguiente, la Segregación de Mediaset España no dará lugar a ganancias de capital sujetas tributación o pérdidas deducibles respecto de los activos transmitidos por Mediaset España a GA Mediaset, incluyendo el fondo de comercio. (ii) Principalesimplicacionessobrecréditos fiscales

In the event of tax losses carryforward, and provided that the limitations set forth in the law are fulfilled, GA Mediaset will take over the losses and other tax credits of Mediaset España which have not been exhausted for tax purposes. 18.5. Direct tax regime applicable to the Merger (i) Tax neutrality Under Articles 76.1 a) and 77.1 a) of the CIT Law, mergers between Spanish tax resident companies into EU companies resident in either EU member state are tax neutral transactions for income tax purposes for the Spanish company involved in the merger, provided the assets and liabilities are allocated to a branch (permanent establishment) registered with the Commercial Registry. As a consequence: (a) The Merger will not constitute any realization or distribution of capital gains or capital losses relating to assets of the Merging Companies. (b) The assets and liabilities which are transferred to the resulting company by means of a merger will keep the same tax basis that they had in the hands of the merging companies prior to the Merger. 52 In caso di perdite fiscali riportabili, e a condizione che siano rispettate le limitazioni previste dalla legge, GA Mediaset potrà utilizzare tali perdite fiscali e gli altri crediti di imposta di Mediaset España che non sono ancora stati da essa utilizzati ai fini fiscali. 18.5. Il regime delle imposte sui redditi applicabile alla Fusione (i)Neutralità fiscale Ai sensi degli Articoli 76.1, lettera c), e 77.1, lettera a), della Legge CIT, le fusioni tra società fiscalmente residenti in Spagna in società fiscalmente residenti in altro Stato dell’UE sono operazioni neutrali ai fini delle imposte sui redditi per la società spagnola coinvolta nella fusione, a condizione che le attività e le passività della società spagnola siano allocate ad una succursale (stabile organizzazione) in Spagna della società incoporante iscritta nel Registro delle imprese. Ne consegue che: (a) la Fusione non costituisce realizzo né distribuzione di plusvalenze e minusvalenze relative alle attività delle Società Partecipanti alla Fusione; (b) le attività e le passività trasferite per effetto della Fusione alla società risultante mantengono lo stesso valore fiscalmente riconosciuto che le stesse avevano in capo alle società fuse o incorporate prima della Fusione. En el caso de que existan bases imponibles negativas pendientes de compensación, y siempre que se cumplan las limitaciones previstas en la norma, GA Mediaset podrá compensar las bases imponibles negativas y otros créditos fiscales pendientes de compensación que no hayan sido compensados fiscalmente por Mediaset España. 18.5. Régimen de imposición directa aplicable a la Fusión (i) Neutralidad fiscal De conformidad con lo dispuesto en los artículos 76.1.a) y 77.1.a) de la LIS, las fusiones transfronterizas entre sociedades con residencia fiscal en España y sociedades de la UE residentes en cualquier estado miembro de la EU son operaciones a las que resulta de aplicación el régimen de neutralidad fiscal del Impuesto sobre Sociedades para la sociedad española que participa en la fusión, siempre que los activos y pasivos transmitidos por la sociedad española se afecten a una sucursal (un establecimiento permanente) inscrita en el Registro Mercantil. En consecuencia: (a) La Fusión no generará ganancias patrimoniales sujetas a tributación en España ni pérdidas deducibles en relación con los activos y pasivos de las Sociedades Participantes en la Fusión. (b) Los activos y pasivos que se transmiten por medio de la Fusión a la sociedad resultante conservarán, a efectos fiscales, el mismo valor fiscal que tuvieran en las sociedades que se fusionan con anterioridad a la Fusión.

Accordingly, the Merger will not give rise to any taxable gains or deductible losses on the shares of GA Mediaset transferred by Mediaset España to DutchCo, since it is the intention of Mediaset España to allocate those shares to the Spanish Branch. The Merger will be notified to the Spanish Tax Authorities within three months of the registration of the Merger Deed, according to Articles 48 and 49 of Royal Decree 634/2015, of 10 July, approving the Spanish Corporate Income Tax Regulation. The tax neutrality regime will also apply to EU resident shareholders of Mediaset España receiving DutchCo Ordinary Shares. However, the Merger will generate capital gains or losses in Spain for shareholders of Mediaset España that are resident outside of an EU member state or are acting through a permanent establishment outside the EU. Under the restated text of the Spanish Non Resident Income Tax (NRIT) Law, approved by Legislative Royal Decree 5/2004, of 5 March, gains realized by shareholders resident in a country with which Spain has entered into a double taxation agreement which contains an exchange of information clause are exempt of taxation in Spain. Other non-resident shareholders will be subject to Spanish NRIT at a 19% rate on the gain deriving from the difference between the market value of securities representing the capital of DutchCo received in exchangefor securities representing the capital of Mediaset España and their tax basis. 53 Pertanto, la Fusione non darà luogo a plusvalenze tassabili o minusvalenze deducibili sulle azioni di GA Mediaset trasferite da Mediaset España a DutchCo, posto che è intenzione di Mediaset España di attribuire tali azioni alla Succursale Spagnola. La Fusione sarà notificata alle Autorità fiscali spagnole entro tre mesi dall’iscrizione dell’Atto di Fusione ai sensi degli Articoli 48 e 49 del Regio Decreto n. 634/2015 del 10 luglio, che approva il Regolamento sull’Imposta sui Redditi delle società spagnole. Il regime di neutralità fiscale troverà applicazione anche agli azionisti di Mediaset España residenti in uno Stato membro dell’UE che riceveranno le Azioni Ordinarie di DutchCo. Tuttavia, la Fusione determinerà l’emersione di plusvalenze o minusvalenze in Spagna per gli azionisti di Mediaset España che non sono residenti in uno Stato membro dell’UE o che agiscono attraverso una stabile organizzazione non localizzata nell’UE. Ai sensi del testo riformato della legge sulle Imposte sui Redditi per i Soggetti Non Residenti in Spagna (NRIT), approvato con il Regio Decreto legislativo n. 5/2004 del 5 marzo, le plusvalenze realizzate dagli azionisti residenti in un paese con il quale la Spagna ha in vigore una convenzione contro le doppie imposizioni che preveda una clausola relativa allo scambio di informazioni sono esenti da tassazione in Spagna. Gli azionisti non residenti diversi da quelli precedentemente indicati saranno soggetti alla NRIT con aliquota del 19% sulla plusvalenza realizzata pari alla differenza tra il valore di mercato dei titoli rappresentativi del capitale di DuthchCo ricevuti in concambio dei titoli rappresentativi del capitale di Mediaset España e il relativo costo fiscale. Por tanto, la Fusión no dará lugar a lugar a ganancias de capital sujetas tributación o pérdidas deducibles en relación con las acciones de GA Mediaset transmitidas por parte de Mediaset España a DutchCo, dado que la pretensión de Mediaset España es afectar dichas acciones a la Sucursal en España. La Fusión será notificada a la Administración tributaria dentro de los tres meses siguientes a la fecha de inscripción de la Escritura de Fusión, conforme a los artículos 48 y 49 del Real Decreto 634/2015, de 10 de julio, por el que se aprueba el Reglamento del Impuesto sobre Sociedades. El régimen de neutralidad fiscal también se aplicará a los accionistas de Mediaset España residentes en la UE que reciban Acciones Ordinarias de DutchCo. Sin embargo, la Fusión sí generará ganancias o pérdidas patrimoniales en España para los accionistas de Mediaset España que residan fuera de un estado miembro de la UE o que actúen a través de un establecimiento permanente situado fuera de la UE. De conformidad con el texto refundido de la Ley del Impuesto sobre la Renta de No Residentes (el IRNR) aprobado por el Real Decreto Legislativo 5/2004, de 5 de marzo, las ganancias obtenidas por accionistas residentes en un país con el que España haya suscrito un convenio para evitar la doble imposición que contenga una cláusula de intercambio de información están exentas de tributación en España. Los restantes accionistas no residentes estarán sujetos al IRNR español al tipo del 19% sobre la ganancia patrimonial derivada de la diferencia entre el valor de mercado de los valores representativos del capital de DutchCo recibidos como contraprestación de los valores representativos del capital de Mediaset España y valor fiscal.

18.6. Indirect tax regime applicable to the Mediaset España Segregation and the Merger Neither the Mediaset España Segregation nor the Merger are subject to VAT (Article 7.1 of Law 37/1992, of 28 December, on Value Added Tax). Neither the Mediaset España Segregation nor the Merger do trigger Capital Duty and both are exempt from Transfer Tax and Stamp Duty (Articles 19.2 1º and 45.I B) 10º of the restated text of Transfer Tax, Stamp Duty and Capital Duty, approved by Royal Legislative Decree 1/1993 of 24 September). (C) 18.7. DUTCH TAX LAW ASPECTS Direct tax regime applicable to the Merger DutchCo is incorporated under the laws of the Netherlands and is therefore in principle a Dutch tax resident for Dutch tax purposes and subject to Dutch corporate income tax (Dutch CIT). However, because its place of effective management is located in Italy, DutchCo should be considered to be an exclusive resident of Italy on the basis of the tax treaty in place between Italy and the Netherlands. Since DutchCo is resident in Italy for tax treaty purposes, the Merger will be subject to the Italian tax rules ordinarily applicable to domestic and intra-EU mergers. The merger is not subject to Dutch CIT. Indirect tax regime applicable to the Merger 18.8. The Merger is not subject to Dutch VAT. 54 18.6. Il regime delle imposte indirette applicabili alla Segregazione Mediaset España e alla Fusione Nè la Segregazione Mediaset España, né la Fusione sono soggette a IVA (Articolo 7.1º della Legge n. 37/1992 del 28 dicembre, sull’Imposta sul valore aggiunto). Nè la Segregazione Mediaset España né la Fusione sono soggette all’Imposta sui conferimenti e sono entrambe esenti dall’Imposta sui trasferimenti e dall’Imposta di bollo (Articoli 19.2. 1° e 45.Uno B) 10° del testo riformato della legge sull’imposta sui trasferimenti, dell’Imposta di bollo e dell’Imposta sui conferimenti, approvato con il Regio Decreto legislativo n. 1/1993 del 24 settembre). (C)ASPETTI DI DIRITTO FISCALE OLANDESE 18.7. Imposte sui redditi applicabili alla Fusione DutchCo è una società costituita ai sensi del diritto olandese ed è, in linea di principio, fiscalmente residente nei Paesi Bassi e soggetta all'imposta olandese sul reddito delle società (Dutch CIT). Tuttavia, posto che la sua sede di direzione effettiva si trova in Italia, DutchCo dovrebbe essere considerata fiscalmente residente solo in Italia in applicazione della convenzione contro le doppie imposizioni in vigore tra l'Italia e i Paesi Bassi. Posto che DutchCo è residente in Italia ai fini convenzionali, la Fusione sarà soggetta alle disposizioni fiscali ordinariamente applicabili in Italia alle fusioni domestiche e intracomunitarie. La Fusione non è soggetta a Dutch CIT. 18.8. Imposte indirette applicabili alla Fusione. La Fusione non è soggetta all’IVA olandese. 18.6. Régimen de imposición indirecta aplicable a la Segregación de Mediaset España y a la Fusión Ni la Segregación de Mediaset España ni la Fusión están sujetas a IVA (artículo 7.1º de la Ley 37/1992, de 28 de diciembre, del Impuesto sobre el Valor Añadido). Ni la Segregación de Mediaset España ni la Fusión están sujetas a la modalidad de Operaciones Societarias del Impuesto sobre Transmisiones Patrimoniales Onerosas y Actos Jurídicos Documentados (ITP y AJD), y ambas están exentas de las modalidades Transmisiones Patrimoniales Onerosas y Actos Jurídicos Documentados del referido ITP y AJD (artículos 19.2 1º y 45.I B) 10º del texto refundido de la Ley del Impuesto sobre Transmisiones Patrimoniales y Actos Jurídicos Documentados aprobado por el Real Decreto Legislativo 1/1993, de 24 de septiembre). (C)ASPECTOS DE DERECHO FISCAL NEERLANDÉS 18.7. Régimen de imposición directa aplicable a la Fusión DutchCo es una sociedad constituida con arreglo a las leyes de los Paises Bajos y es, en principio, residente neerlandesa a efectos fiscales y está sujeta al impuesto sobre sociedades neerlandés (Dutch CIT). Sin embargo, dado que su lugar de dirección efectiva está situado en Italia, DutchCo debería ser considerada exclusivamente como residente en Italia según el tratado fiscal en vigor entre Italia y los Paises Bajos. Dado que DutchCo es residente en Italia a efectos del tratado, la Fusión estará sujeta a las normas fiscales italianas aplicables a las fusiones nacionales e intracomunitarias. La Fusión no está sujeta a Dutch CIT. 18.8. Régimen de imposición indirecta aplicable a la Fusión La Fusión no está sujeta al IVA neerlandés.

19. 19.1. SIGNING FORMALITIES, GOVERNING LAW Pursuant to Section 2:312, paragraphs 3 and 4, of the DCC, the present Common Cross-Border Merger Plan has been signed by each member of each of the Boards of Directors approving the Merger, except for: with respect to Mediaset, Giulio Gallazzi, Raffaele Cappiello and Costanza Esclapon de Villeneuve, who have voted against the Common Cross-Border Merger Plan; with respect to Mediaset España, the proprietary directors (Mr. Fedele Confalonieri, Mr. Marco Giordani , Ms. Gina Nieri, Mr, Niccoló Querci and Mr. Borja Prado Eulate) and the executive directors (Mr. Paolo Vasile, Mr. Massimo Musolino and Mr. Mario Rodríguez Valderas), who have abstained from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC. An explanation for each missing signature is included in the relevant signature box. 19.2. For all matters that are not mandatorily subject to the laws applicable to Mediaset (i.e. Italian law) and Mediaset España (i.e. Spanish law) the present Common Cross-Border Merger Plan shall be governed by, and interpreted in accordance with, the laws of the Netherlands. Any dispute between the Companies as to the validity, interpretation or performance of the present Common Cross-Border Merger Plan shall be submitted to the exclusive jurisdiction of the Dutch courts, unless otherwise provided for by mandatory provisions of law. 55 19.FORMALITÀ PER LA FIRMA, LEGGE APPLICABILE 19.1. Ai sensi della Sezione 2:312, commi 3 e 4, del Codice Civile Olandese, il Progetto Comune di Fusione Transfrontaliera è stato sottoscritto da ciascun membro dei Consigli di Amministrazione, ad eccezione di: per quanto riguarda Mediaset, Giulio Gallazzi, Raffaele Cappiello e Costanza Esclapon de Villeneuve, che hanno votato contro l’approvazione del Progetto Comune di Fusione Transfrontaliera; per quanto riguarda Mediaset España, gli amministratori nominati dall’azionista di maggioranza (Fedele Confalonieri, Marco Giordani, Gina Nieri, Niccoló Querci e Borja Prado Eulate) e gli amministratori esecutivi (Paolo Vasile, Massimo Musolino e Mario Rodríguez Valderas), che si sono astenuti dal prendere parte al processo decisionale relativo all’Operazione in conformità all’Articolo 228 della LSC. Sarà dato conto delle ragioni di ogni mancata sottoscrizione nelle rispettive pagine recanti il campo firma. 19.2. Per ogni questione che non sia obbligatoriamente soggetta al diritto applicabile a Mediaset (ossia la legge italiana) e a Mediaset España (ossia la legge spagnola), il Progetto Comune di Fusione Transfrontaliera sarà regolato e interpretato in conformità alle leggi olandesi. Ogni controversia fra le Società circa la validità, l’interpretazione o l’attuazione del Progetto Comune di Fusione Transfrontaliera sarà soggetta alla competenza esclusiva delle corti olandesi, salvo diverse disposizioni inderogabili di legge. 19.FORMALIDADES DE FIRMA Y LEY APLICABLE 19.1. De conformidad con la sección 2:312, párrafos 3 y 4, del DCC, el presente Proyecto Común de Fusión Transfronteriza ha sido firmado por cada uno de los miembros de cada uno de los Consejos de Administración que han aprobado la Fusión, salvo por: por lo que respecta a Mediaset, Giulio Gallazzi, Raffaele Cappiello y Costanza Esclapon de Villeneuve, quienes han votado en contra del Proyecto Común de Fusión Transfronteriza; por lo que respecta a Mediaset España, los consejeros dominicales (D. Fedele Confalonieri, D. Marco Gioardani, D. Niccolò Querci y D. Borja Prado Eulate) y los consejeros ejecutivos (D. Paolo Vasile, D. Massimo Musolino y D. Mario Rodríguez Valderas), quienes se han abstenido de participar en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC. Respecto de cada firma faltante se explica la causa en el correspondiente cajetín de firma. 19.2. Para todas aquellas materias que no estén imperativamente sujetas al Derecho aplicable a Mediaset (es decir, Derecho italiano) y al Derecho aplicable a Mediaset España (es decir, Derecho español), el presente Proyecto Común de Fusión Transfronteriza se regirá e interpretará de conformidad con el Derecho neerlandés. Cualquier disputa entre las Sociedades en relación con la validez, interpretación o implementación del presente Proyecto Común de Fusión Transfronteriza será sometida a la jurisdicción exclusiva de los tribunales neerlandeses, a menos que disposiciones legales imperativas establezcan otra cosa.

Dated: 7 June 2019 56 Data: 7 giugno 2019 Fecha: 7 de junio de 2019

ANNEXES: Schedule 1 Current articles of association of DutchCo (Italian) Current articles of association of DutchCo (Spanish) Current articles of association of DutchCo (English) Schedule 2 Proposed articles of association of MFE (Italian) Proposed articles of association of “MFE (Spanish) Proposed articles of association of MFE (English) Schedule 3 Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset (Italian) Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset (Spanish) Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset (English) Schedule 4 Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset España (Italian) Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset España (Spanish) Terms and Conditions for the initial allocation of Special Voting Shares A – Mediaset España (English) 57 ELENCO ALLEGATI: Allegato 1 Versione attuale dello statuto di DutchCo (italiano) Versione attuale dello statuto di DutchCo (spagnolo) Versione attuale dello statuto di DutchCo (inglese) Allegato 2 Versione proposta dello statuto di MFE (italiano) Versione proposta dello statuto di MFE (spagnolo) Versione proposta dello statuto di MFE (inglese) Allegato 3 Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset (italiano) Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset (spagnolo) Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset (inglese) Allegato 4 Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset España (italiano) Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset España (spagnolo) Termini e Condizioni per l’assegnazione iniziale di azioni a voto speciale A – Mediaset España (inglese) ANEXOS: Anexo 1 Estatutos sociales actuales de DutchCo (italiano) Estatutos sociales actuales de DutchCo (español) Estatutos sociales actuales de DutchCo (inglés) Anexo 2 Estatutos sociales propuestos de MFE (italiano) Estatutos sociales propuestos de MFE (español) Estatutos sociales propuestos de MFE (inglés) Anexo 3 Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset (italiano) Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset (español) Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset (inglés) Anexo 4 Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset España (italiano) Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset España (español) Términos y Condiciones sobre el procedimiento de asignación inicial de acciones especiales de voto A – Mediaset España (inglés)

Schedule 5 Terms and Conditions for the Special Voting Shares (Italian) Terms and Conditions for the (Spanish) Terms and Conditions for the (English) Special Voting Shares Special Voting Shares 58 Allegato 5 Termini e Condizioni delle Azioni a Voto Speciale (italiano) Termini e Condizioni delle Azioni a Voto Speciale (spagnolo) Termini e Condizioni delle Azioni a Voto Speciale (inglese) Anexo 5 Términos y Condiciones de las Acciones Especiales de Voto (italiano) Términos y Condiciones de las Acciones Especiales de Voto (español) Términos y Condiciones de las Acciones Especiales de Voto (inglés)

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marco Giordani

Presidente / Presidente / Chairman

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Monica Ballabio

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Luigi Motta

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Simone Sole

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset Investment N.V.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Pasquale Straziota

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Fedele Confalonieri

Presidente / Presidente / Chairman

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Pier Silvio Berlusconi

Vice Presidente e Amministratore Delegato / Vicepresidente y Consejero Delegado / Vice-Chairman and Chief Executive Officer

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marina Berlusconi

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marina Brogi

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Andrea Giovanni Canepa

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per espressione di voto contrario	Firma faltante debido a su votación contraria	Signature missing due to his voting against

Raffaele Cappiello

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per espressione di voto contrario	Firma faltante debido a su votación contraria	Signature missing due to her voting against

Costanza Esclapon de Villeneuve

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per espressione di voto contrario	Firma faltante debido a su votación contraria	Signature missing due to her voting against

Giulio Gallazzi

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Marco Angelo Ettore Giordani

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Francesca Mariotti

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Gina Nieri

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Danilo Pellegrino

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Niccolò Querci

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Stefano Sala

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset S.p.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Carlo Secchi

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Alejandro Echevarría Busquet

Presidente / Presidente / Chairman of the Board

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Cristina Garmendia Mendizabal

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Javier Díez de Polanco

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Helena Revoredo Delvecchio

Conisgliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Consuelo Crespo Bofill

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Fedele Confalonieri

Vice-Presidente / Vicepresidente / Vice-Chairman

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Marco Giordani

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Gina Nieri

Consigliere / Consejera / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Niccoló Querci

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Borja Prado Eulate

Consigliere / Consejero / Director

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Paolo Vasile

Amministratore Delegato / Consejero Delegado / Chief Executive Officer

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction in accordance with Article 228 of the LSC.

Massimo Musolino

PROGETTO COMUNE DI FUSIONE TRANSFRONTALIERA / PROYECTO COMÚN DE FUSIÓN TRANSFRONTERIZA / COMMON CROSS-BORDER MERGER PLAN

Mediaset España Comunicación, S.A.

Consiglio di Amministrazione / Consejo de Administración / Board of Directors

Sottoscrizione mancante per l’astensione dal prendere parte al processo decisionale relativo all’Operazione, in conformità all’Articolo 228 della LSC.	Firma faltante debido a su abstención en el proceso de toma de decisiones relativo a la Operación de conformidad con el artículo 228 de la LSC.	Signature missing due to his abstention from participating in the decision-making process regarding the Transaction, in accordance with Article 228 of the LSC.

Mario Rodríguez Valderas

Consigliere / Consejero / Director